APRIL 30, 1997

SEMI-ANNUAL REPORT
   (UNAUDITED)

                                       THE CRABBE HUSON
                                     SPECIAL FUND, INC.

                                           CRABBE HUSON
                                         SMALL CAP FUND

                                           CRABBE HUSON
                                            REAL ESTATE
                                        INVESTMENT FUND

                                           CRABBE HUSON
                                            EQUITY FUND

                                           CRABBE HUSON
                                  ASSET ALLOCATION FUND

                                           CRABBE HUSON
                                   OREGON TAX-FREE FUND

                                           CRABBE HUSON
                                            INCOME FUND

                                           CRABBE HUSON
                                        U.S. GOVERNMENT
                                            INCOME FUND

                                           CRABBE HUSON
                                        U.S. GOVERNMENT
                                      MONEY MARKET FUND


                              CRABBE HUSON FUNDS

CRABBE HUSON FUNDS

TABLE OF CONTENTS

   Page 1  To Our Fellow Shareholders
           Review and Schedule of Investments
  Page 13  The Crabbe Huson Special Fund, Inc.
  Page 18  Crabbe Huson Small Cap Fund
  Page 22  Crabbe Huson Asset Allocation Fund
  Page 29  Crabbe Huson Equity Fund
  Page 34  Crabbe Huson Real Estate Investment Fund
  Page 38  Crabbe Huson Oregon Tax-Free Fund
  Page 44  Crabbe Huson Income Fund
  Page 48  Crabbe Huson U.S. Government Income Fund
  Page 51  Crabbe Huson U.S. Government Money Market Fund
  Page 54  Statements of Assets & Liabilities
  Page 58  Statements of Operations
  Page 62  Statements of Changes in Net Assets
  Page 66  Notes to Financial Statements
  Page 78  Financial Highlights

                                                                  [LOGO]

                                                                    CRABBE HUSON

May 30, 1997

To Our Fellow Shareholders:

Last fall, Jim Crabbe and I sat down to do a taped interview for use at a meeting for retirement plan participants. We spent most of the session discussing our contrarian management philosophy and what it means for those who invest with us. When we reviewed the recording, one of Jim's statements hit home with me as the best thought. He said that we're fully aware of the importance of the money we manage -- for the audience that day, it represented the prospect of a secure retirement -- and that "it's a responsibility we take very seriously."

On its surface, his statement isn't earth-shattering. In fact, it's pretty simple. But the truth behind it, along with our unwavering belief in the long-term success of the contrarian philosophy, form the paradigm of our work. You've entrusted part of your financial future to Crabbe Huson. You should know we haven't lost touch with that display of trust.

In the mutual fund industry, which has become very competitive, it seems as though some have lost perspective on our true mission: we believe this is to manage your assets in a way that will maximize your potential for growth while minimizing the risk necessary to achieve that growth. We're fully aware that it's your money, not ours.

When we last reported to you, we were in the midst of an uninterrupted rise in the value of the popular market indices, a market situation that played very well into the hands of growth- and momentum-style investors, but had been rather hard on value-based and contrarian managers (this trend continues in a slightly different way today). However, as is our mandate, we had removed competitive considerations from the picture and looked solely at the market. What we saw caused a level of concern significant enough to make us uncomfortable about risking your money in the stocks that were driving up the indices. We shied away from those stocks and opted for high-quality equities that were selling at better prices.

Did this prompt questions from shareholders, the media and others about the soundness of our approach? Did it mean we may have missed out on a measure of performance? Yes to both questions. Were we tempted to buy into the boom and add the likes of Coca-Cola, Merck and 3Com to our portfolios? No. We knew the risk was too great.

So we didn't. And what we suspected would happen finally did: in March and April, the market became more volatile. Growth stocks were shaken. In late April, market interest began to broaden into the secondary tier of stocks that were more reasonably priced. These were the stocks we owned (and still do), and our fund performance has responded in kind.

No one is sure where the market is headed, so we don't spend much time trying to predict its direction. We follow a bottom-up stock-picking discipline, heavy on research and mindful of price. Our objective, when you get down to it, is to find what other investors aren't seeing. That's the road map you expected us to follow when you invested, and we have no intention of departing from our course.

Some of you took time to call, write or send an e-mail regarding our Annual Report. We appreciate your doing so, since your comments and suggestions are always helpful. Here are some of the updates we've made to this report, based on your comments:

- We're including a restatement of Crabbe Huson's investment philosophy, which explains the philosophical underpinnings of our actions.

- Market behavior, particularly the disparity between leadership stocks and the rest of the equity universe, is again demonstrated graphically, providing an illustration of the market area in which we most often work.

- Mindful of cost, we've cut back on the use of color in this report and have kept the size small to reduce postage charges.

Thank you for the continued opportunity to be of service as you pursue your long-term investment goals. Please keep in touch.

Sincerely,

         [SIGNATURE]

Richard S. Huson
President

P.S. If you're interested in seeing a video of the interview with Jim Crabbe and me, we'll be glad to send you a free copy. Just call our Investor Services Center at (800) 541-9732, or send us an e-mail at SHAREHOLDER@CHGROUP.COM.

                   ------------------------------------------

                      OUR CONTRARIAN INVESTMENT PHILOSOPHY
                       ----------------------------------

In the investment world, the term "contrarian" is often misused and misunderstood. In our view, contrarian investing represents a mindset that requires a unique perspective and disciplined thinking.

Most investors look favorably upon stocks rising in price and reject those falling in price. This conventional model causes them to overlook quality companies with prices that have fallen because of events or perceptions that are transitory in nature. To a contrarian, however, a stock falling in price becomes more attractive while one rising in price becomes less so. By purchasing the stock of companies that are out of favor, the contrarian has an opportunity to realize profit when these companies regain popularity. This process may involve less initial risk, since purchase prices usually are at the low end of their valuation cycles.

CRABBE HUSON'S CONTRARIAN INVESTMENT PROCESS

We invest in companies, not just in stocks.

Our investment selection process is focused on finding quality companies with sound business models and forward-thinking, intelligent management. As does the overall stock market, the price of a company's stock will fluctuate over time. Our approach, however, concentrates on finding good businesses and buying them at attractive prices. These stocks typically offer greater potential upside performance and minimized downside risk.

With price as our first consideration, we identify possible buying opportunities. Then, before committing to buy, we ask questions: Is the company healthy? Is there a catalyst for a business or price change? What events may cause that change? What's the potential for profit or loss? Buying decisions are made only after our questions are answered fully.

We believe sell disciplines are necessary to maintain the integrity of the portfolios and, accordingly, they play a central role in our equity management method. Through our research process, we assign target prices to stocks and use those targets as exit points, selling them when they have reached, or nearly reached, that price.

THE IMPORTANCE OF TEAMWORK

The bedrock of Crabbe Huson's effort is the team-based approach to portfolio management. We strongly believe in the importance of more than one perspective and in the value of collective ability.

While our managers are responsible for discrete sections of each portfolio, the investment team works closely to back individual efforts with insight and support. This structure allows latitude for the research, analysis and discussion necessary for making effective portfolio decisions. Our team process and strict management disciplines help ensure consistency in our method and, in the end, value for our shareholders.

WHAT IT MEANS FOR INVESTORS

Through the contrarian model, Crabbe Huson works to deliver long-term performance with less risk for investors. Our process often precludes us from buying the "stock of the day." We instead focus on delivering performance by purchasing tomorrow's market leaders at reasonable prices. Our strategy also helps provide liquidity, since we often buy shares when there is little market interest and sell after recognition of the company's true worth increases demand and pushes up the price.

When investing for the long term, market changes are unavoidable. Logically, as the market evolves, the contrarian/value and growth/momentum styles each will rotate in and out of favor. Since only one approach cannot advance you toward your financial goals in all markets, the contrarian model should be included as a component of a carefully designed, diversified portfolio.

The nature of our approach inclines us to go against the crowd, so at times you'll notice strategies or holdings that seem incongruent with current investment trends. This method may cause some to classify our practice as iconoclastic. While that characterization may be accurate, be assured we're not contrarian merely for the sake of being so. Crabbe Huson is fully committed to this investment style because it has consistently produced competitive results for investors. It's an approach we believe is worthy of your trust.

                   ------------------------------------------

                        INVESTMENT REVIEW AND DISCUSSION
                       ----------------------------------

In the six months following our last report, the market has displayed volatility to a degree that has not been seen since 1994. Of course, any discussion of relative turbulence must be held within the context of the market's leadership stocks -- particularly, the very few large-cap issues to which most investment capital has been attracted and the ones that drive the indices. Though the break in the upward trend was welcome and played to the benefit of our equity portfolios, a more significant trend has not yet changed in a meaningful way: the current market has broadened to a degree, but still is very much two-tiered. Our equity funds have largely benefited from the broadening into secondary issues, but our belief is that the popular indices remain highly concentrated, and thus present a fair degree of risk.

The bond market has been fairly active over the last six months, particularly in March when the Federal Reserve (the Fed) hiked interest rates by a quarter of a point. Despite the fairly consistent activity in the market, we kept fixed income portfolios fairly quiet. The reserved stance has been to our benefit, as bonds recovered their pre-rate hike losses.

Here's a review of the markets:

EQUITY MARKET

Performance by Crabbe Huson's lineup of equity funds was mixed for the first half of fiscal 1997. Benefiting from the turbulence late in the reporting period, the Special and Small Cap Funds performed very well. Returns for the Equity and Asset Allocation Funds, which participate more actively in the mid- to large-cap arenas, were overall positive, but not as strong.

Its unprecedented nature makes the recent environment in which these funds operate an interesting study in market dynamics. Capital inflow into equities continues at a torrid pace. Index mutual funds, often an available option in 401(k) plans and other retirement vehicles, have attracted a great deal of this investment capital. Funds emulating the S&P 500 Index are particular favorites, and the money flowing through these funds into the market has concentrated performance (to an extreme degree, we believe) in the upper tier of the index.

This was very well illustrated in a NEWSWEEK article from the April 7, 1997 issue, in which the author asked Birinyi Associates to break down 1996 returns for the S&P 500 Index. The results tell us all that glitters is not gold:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   1996 RETURNS FOR THE S&P 500 (WITHOUT DIVIDEND
                       INCOME)
                                                             Without the 100 Largest-Cap
5.40%                                                                             Stocks
9.10%                                                  Without the 50 Largest-Cap Stocks
12.20%                                                 Without the 25 Largest-Cap Stocks
20.30%                                                                        All Stocks
Source: Newsweek

Obviously, for about 100 stocks, 1996 was a spectacular year, but for the other 400 it was merely average, if not below-par. The performance of the top 100 stocks clearly has driven the positive numbers for the entire index.

If this evidence isn't sufficiently convincing, consider the absolute performances of the Dow Jones Industrial Average, S&P 500 and Russell 2000
Indices: For the first half of fiscal 1997, the Dow and S&P 500 gained 16.2% and 13.6%, respectively, while the Russell 2000 (which represents a greater cross-section of the market) was up by only .70%.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  INDEX PERFORMANCE FOR FISCAL YEAR THROUGH
                   4/30/97
Dow Jones                                          16.20%
Russell 2000                                        0.70%
S&P 500                                            13.60%

These numbers paint what to us is a very clear picture: Most stocks have already "corrected." The ongoing bull market is powered almost exclusively by a very narrow, but very visible, section of equities -- the very equities that are beneficiaries of the index investing craze. The result is a vicious circle: money flows into index funds; index funds buy the big-name stocks; big-name stock valuations are pushed higher; higher valuations fuel index fund performance; performance attracts more money to index funds. Sooner or later the circle will break. When it does, we believe the stocks we own today will be positioned to assume new leadership roles in the market.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                            STOCK INFLOWS
                                                              (BILLIONS)         S&P 500
7/31/92                                                                   6.70     424.21
8/31/92                                                                   3.28     414.84
9/30/92                                                                   4.55     414.35
10/31/92                                                                  5.16     418.68
11/30/92                                                                 10.09     430.16
12/31/92                                                                  9.45     439.77
1/31/93                                                                  10.35     438.78
2/28/93                                                                   8.65     443.38
3/31/93                                                                  11.88     451.67
4/30/93                                                                  11.73     440.19
5/31/93                                                                   9.18     450.19
6/30/93                                                                   9.39     450.53
7/31/93                                                                   9.85     448.13
8/31/93                                                                  12.19     463.56
9/30/93                                                                   9.17     458.93
10/31/93                                                                 13.46     467.84
11/30/93                                                                  9.00     461.79
12/31/93                                                                 14.71     466.45
1/31/94                                                                  18.29     481.61
2/28/94                                                                  14.39     467.14
3/31/94                                                                   6.70     445.77
4/30/94                                                                  11.30     450.91
5/31/94                                                                  11.80     456.51
6/30/94                                                                   7.70     444.27
7/31/94                                                                   9.20     458.25
8/31/94                                                                  14.10     475.50
9/30/94                                                                   8.10     426.71
10/31/94                                                                  9.30     472.35
11/30/94                                                                  3.00     453.69
12/31/94                                                                  5.40     451.23
1/31/95                                                                   6.20     470.42
2/28/95                                                                   8.70     487.39
3/31/95                                                                   7.20     500.71
4/30/95                                                                  10.60     514.71
5/31/95                                                                   8.40     533.40
6/30/95                                                                   8.20     544.75
7/31/95                                                                  13.90     562.06
8/30/95                                                                  13.20     561.88
9/30/95                                                                  12.60     584.41
10/31/95                                                                  9.20     581.50
11/30/95                                                                 14.50     605.37
12/31/95                                                                 17.00     615.93
1/31/96                                                                  28.90     636.02
2/29/96                                                                  21.91     640.43
3/31/96                                                                  21.40     648.91
4/30/96                                                                  26.09     654.17
5/31/96                                                                  25.16     669.12
6/30/96                                                                  14.48     670.59
7/31/96                                                                   5.76     639.95
8/30/96                                                                  17.92     651.99
9/30/96                                                                  17.42     687.31
10/31/96                                                                 13.47     705.27
11/1/96                                                                  17.10     757.02
12/31/96                                                                 12.22     740.74
1/31/97                                                                  29.08     786.16
2/28/97                                                                  18.16     790.82
3/31/97                                                                  10.75     757.12
4/30/97                                                                  15.74     801.34
5/30/97                                                                  18.50     848.28
6/30/97                                                                            892.91
Source: Investment Company Institute
Flow for November is estimated, source AMG Data
Services

We're not comfortable risking your money by chasing performance from these equities and would rather be invested elsewhere. By not participating in this buying frenzy, one might say our funds have paid a price in opportunity cost. We believe this is true only to an extent, since an aversion to risk is at the heart of Crabbe Huson's investment approach.

Some argue that the large-cap crowd is comprised of excellent companies and are worth a look by that virtue alone. It's true, they're quality businesses, but the fact that they're good COMPANIES doesn't always make them good INVESTMENTS. Our portfolios are concentrated in the stocks that offer better potential for upward, rather than downward, movement. While our performance in this growth-oriented market may have been less than pleasing, long-term shareholders continue to be rewarded with competitive performance from funds that, thanks to their conservative nature, should help them sleep well during turbulent periods.

This point was clearly proven during the volatile period of late March through mid-April. As most equity sectors corrected by better than 10%, Crabbe Huson's equity family performed extremely well on a relative basis. The Special and Small Cap Funds, after a very brief decline, began an upward trend that has lasted through the date of this report. The Equity and Asset Allocation Funds, a bit slower to recover, handily outperformed most funds in their peer groups, as well as their comparative market indices.

As contrarians, we eagerly welcomed the interruption in the upward trend, since it finally seems to have at least partially broken Wall Street's fixation on the elite large-cap group and spread its attention to more reasonably priced issues in the "secondary" area of the market. We're not negative on large-cap stocks by definition -- we just didn't think it was wise to participate in them at that moment.

We think the market, in getting out of its current predicament, can take either the easy way or the hard way: If it takes the easy route, it will continue to broaden. Obviously, we prefer this option, as we think our stocks will be the focus of new market attention. If, however, it takes the hard route, it will continue to narrow before falling of its own weight. In a correction or prolonged bear market, we believe our stocks, on a relative basis, are positioned to weather the storm better than equities in the growth category. Therefore, we believe our funds would see a less violent downward impact than would growth- or momentum-oriented funds.

Happily, the market appears to be broadening. If it continues to do so, we believe the funds will continue to respond favorably as Wall Street recognizes the true underlying value of the stocks we own. In this situation, we would continue to put available capital to work as we find good companies selling for reasonable prices.

BOND MARKET

The six-month period ending April 30, 1997 was tepid for bond markets. The yield on the bellwether 30-year Treasury bond stood at 6.65% on October 31, 1996, and at 6.95% on April 30, 1997. On the whole, bonds lost about 2% in price, but gained about 3.5% in coupon rate, providing a total yield of approximately 1.5% for the reporting period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  30-YEAR BONDS AND 90-DAY TREASURY BILL
                  YIELDS
                                                 Bonds    T-Bills
10/31/94                                         7.97%      5.15%
11/30/94                                         8.00%      5.72%
12/31/94                                         7.88%      5.69%
1/31/95                                          7.70%      6.00%
2/28/95                                          7.45%      5.94%
3/31/95                                          7.43%      5.88%
4/30/95                                          7.34%      5.87%
5/31/95                                          6.65%      5.81%
6/30/95                                          6.62%      5.57%
7/31/95                                          6.85%      5.58%
8/31/95                                          6.65%      5.45%
9/30/95                                          6.50%      5.42%
10/31/95                                         6.33%      5.51%
11/30/95                                         6.13%      5.49%
12/31/95                                         5.95%      5.08%
1/31/96                                          6.03%      5.05%
2/28/96                                          6.47%      5.03%
3/31/96                                          6.67%      5.15%
4/28/96                                          6.91%      5.16%
5/30/96                                          6.99%      5.19%
6/30/96                                          6.87%      5.16%
7/31/96                                          6.97%      5.31%
8/31/96                                          7.12%      5.29%
9/30/96                                          6.93%      5.04%
10/31/96                                         6.64%      5.15%
11/30/96                                         6.35%      5.13%
12/31/96                                         6.64%      5.18%
1/31/97                                          6.79%      5.15%
2/28/97                                          6.80%      5.22%
3/31/97                                          7.10%      5.33%
4/30/97                                          6.96%      5.24%
5/30/97                                          6.91%      4.95%
Source: Ned Davis Research, Inc.

The weak showing for bonds was due primarily to three factors:

- Stronger than expected economic growth

  During the fourth quarter of 1996, the nation's gross domestic product (GDP) growth rate jumped from 3.8% in the fourth quarter of 1996, up from 2.1% from the previous quarter. In the first quarter of 1997, the GDP grew at a 5.6% clip, the strongest in nine years.

- Job growth strength

  Average monthly payroll growth was 240,000 during the first quarter of 1997, up from the fourth quarter's 225,000. In addition, as the employment environment firmed, unemployment fell while wages increased.

- The Fed's interest rate hike in March

  Driven by the explosive economic growth enjoyed in recent months, on March 25, the Fed confirmed the bond market's fears and raised the federal funds rate (the rate Federal Reserve member banks charge each other for short-term loans) from 5.25% to 5.50%.

Although economic growth continues to be very strong, recent data suggests a slight softening. Payroll growth averaged 140,000 per month in March and April, retail sales have slowed, and hourly earnings growth has declined. In addition, what appears to be a long-awaited agreement on a five-year balanced budget plan has added encouragement to the bond market.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                             REAL GDP GROWTH
                                                        Quarter Over Quarter Change
12/31/94                                                                      3.00%
3/31/95                                                                       0.40%
6/30/95                                                                       0.70%
9/30/95                                                                       3.80%
12/31/95                                                                      0.30%
3/31/96                                                                       2.00%
6/30/96                                                                       4.70%
9/30/96                                                                       2.10%
12/31/96                                                                      3.80%
3/31/97                                                                       5.80%
6/30/1997 est.                                                                2.50%
Source: Dept. of Commerce, Bureau of Economic
Analysis
Reflects revised chain weighted data

In the midst of a generally active bond market, Crabbe Huson's fixed income funds made modest portfolio shifts during the first half of the fiscal year (the last noteworthy moves were made in September 1996, just prior to the start of the current fiscal year). As the economy strengthened and bond prices began to fall, we kept average maturities longer than the overall market, believing prices would recover. Indeed, they did rally, and our portfolios finished stronger in the fourth calendar quarter of 1996.

As the first quarter of 1997 progressed, however, yields rose commensurate with the economic rebound. Because we didn't sell the bonds we owned at the beginning of the year, our portfolio returns have lagged the indices by a fraction. However, we continue to be positioned slightly longer in average maturities and believe the portfolios will benefit as both the economy and manufacturing sector cool.

REAL ESTATE MARKET

Real estate investment trust (REIT) market indices began to narrow early in the reporting period and have continued that trend through the early spring. Much like the stock market, stellar performance was posted by a very few large capitalization REITs, disproportionately affecting the performance of the REIT market as a whole.

Real estate-oriented mutual funds continue their growing roles as a presence in the REIT market. In the first quarter of calendar year 1997, nearly $4.5 billion of capital was raised in initial and secondary public offerings, $2.5 billion of which was absorbed by REIT mutual funds. Capitalization of the REIT market is on a pace to further increase in 1997, probably by about 20 - 25%.

The contrarian approach that is so much a part of our equity and fixed-income strategy is no less important in our real estate investment management efforts. Though the Real Estate Investment Fund lagged its comparative index for the six months ending April 30, we're very comfortable with its positioning and are keeping a wary eye on the ongoing trend in concentration of capital in the REIT market.

CLOSING THOUGHT

Financial markets are in uncharted territory. As we evaluate the seemingly endless enthusiasm about the market, we feel obliged to make this observation:
If it's so good out there in the equity market, the benefits should accrue to the rank-and-file stocks in the market, not just a select few. If that happens, we're poised to enter an extraordinarily constructive period for stock investing. At present, we're sanguine about the general state of the economic environment in which the markets operate (and believe the list of positive factors easily outweighs the negatives), but our stance remains cautiously optimistic.

Market turbulence (and even market corrections), always triggered by some event, can arrive from the most unpredictable places. For now, economic factors are as good as they've ever been: there are more jobs than people to fill them, interest rates are low, the budget deficit is receding. The market reflects much of this positive outlook and is at high values according to traditional measures. That means, however, that we're also in a high-risk situation. In light of the current state of the market, we believe the contrarian investment model is a very appropriate option for the diversified investor.

Investment results quoted are historical and include changes in share price and reinvestment of dividends and capital gains (if any). Data quoted represents past performance. Future returns and principal value will fluctuate so that an investor's share, when redeemed, may be worth more or less than the original cost.

THE CRABBE HUSON SPECIAL FUND, INC.

INVESTMENT OBJECTIVE: TO PROVIDE SIGNIFICANT LONG-TERM CAPITAL APPRECIATION THROUGH A FLEXIBLE POLICY OF INVESTING IN A DIVERSIFIED PORTFOLIO OF CAREFULLY SELECTED STOCKS THAT HAVE SMALL TO MEDIUM MARKET CAPITALIZATIONS. THE FUND MAY INVEST AS MUCH AS 100% OF ITS ASSETS IN STOCKS, AND MAY HOLD UP TO 25% OF ITS ASSETS IN SHORT POSITIONS.

                               INVESTMENT RESULTS

Primary Class

      Inception Date April 9, 1987

     SIX MONTHS             ANNUALIZED TOTAL RETURN
ENDING APRIL 30, 1997     PERIOD ENDING MARCH 31, 1997
---------------------  ----------------------------------
                       1 Year                       6.59%
       14.86%          5 Year                      15.62%
                       Life of Fund                13.27%

        INVESTMENT RESULTS QUOTED ARE HISTORICAL, INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS, AND CAPITAL GAINS, AND REPRESENT PAST PERFORMANCE. FUTURE RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Special Fund performed superbly through the first half of the fiscal year, both in absolute numbers and relative to its benchmark indices. The portfolio posted a fiscal year-to-date return of 14.86%, easily outpacing the respective returns of 1.61% and 3.21% for the Russell 2000 and NASDAQ Composite Indices.

The fund's positive performance was even further pronounced against the backdrop of the declining market in the second fiscal quarter. For the three-month period ending April 30, the Special Fund was up 3.96%, versus losses of -6.77% for the Russell 2000 and -8.63% for the NASDAQ Composite.

It's pleasing to note that fund's long and short(1) positions each contributed to the fund's outperformance of both its peer group and its comparative indices. The short position, at 19.10% of total net assets, remains concentrated in the technology-related issues we believe are overvalued. While some have expressed concern over this defensive tactic, the short position proved itself by performing precisely as it should have in the recent sharply declining market: as a buffer against the turbulence. We remain confident that our skepticism of the positive long-term consensus on these stocks is well founded, and believe our position will continue to deliver good results as the year unfolds.

At present, the fund's well diversified portfolio is carefully weighted in the health care and transportation sectors. Each has contributed measurably to performance, and we believe the stocks in these areas are poised for continued growth. Toward the end of calendar year 1996, we reduced our exposure to energy stocks through profit taking and re-employed the funds into new out-of-favor stocks. In addition to contributing to performance, this move helped cushion the fund from the impact of the sharp selloff in small-cap stocks late in the reporting period. We still maintain a slight weighting in the energy stocks we believe offer promise going forward, and also have a bias toward the broad category of industrials and basic materials.

On April 9, the Special Fund marked its ten-year anniversary. Because we encourage shareholders in all our funds to adopt and maintain a long-term perspective, it's particularly gratifying to note that the fund's long-term numbers are highly competitive. According to a recent compilation by Morningstar, the Chicago-based fund research firm, the Special Fund returned an average of 13.47% for the ten years ending April 30, 1997, placing it first of 13 funds in the Small Cap Blend category(2). The numbers serve as a reassuring affirmation in the long-term value of our contrarian method.

Looking ahead, we believe a significant number of our stocks are nearing periods of newfound recognition by the wider market, and accordingly we're very comfortable with the fund's current positioning. At the same time, the unusual market dynamics of the last few months has presented us with an expanding menu of investment opportunities, so we see nothing on the horizon that would prevent us from constructively putting capital to work. In the absence of a broad general market selloff, we look forward to continued positive achievements for the second half of the fiscal year.


      [SIGNATURE]                   [SIGNATURE]
James E. Crabbe                     John W. Johnson, CFA

-------------------
(1) Selling short is a hedging technique whereby stocks are borrowed, sold at current market value, then purchased at a later date. This strategy would be followed if it is believed a security's price will decline. If it does decline, the security may be purchased at a lower price, resulting in a gain. If the price rises, the security may be purchased at a higher price, resulting in a loss.

(2) The fund was ranked #11 of 67 and #2 of 25 for the one- and five-year periods ending 4/30/97, respectively.

THE CRABBE HUSON SPECIAL FUND, INC.
SCHEDULE OF INVESTMENTS

April 30, 1997 (Unaudited)

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                               COMMON STOCKS - 85.2%
-----------------------------------------------------------------------------------
BASIC MATERIALS - 19.9%
      464,400   Century Aluminum Company...........................   $  7,662,600
      671,500   Crompton & Knowles Corp............................     14,605,125
      420,700   General Chemical Group.............................      9,360,575
       57,900   Huntco, Inc........................................        752,700
      734,800   Longview Fibre Company.............................     11,848,650
    4,770,200   *Lytton Minerals, Ltd..............................     11,100,240
      982,400   Oregon Steel Mills, Inc............................     16,209,600
      356,800   *Pegasus Gold, Inc.................................      2,475,300
      131,100   *Synthetic Industries..............................      2,523,675
                                                                     --------------
                                                                        76,538,465
                                                                     --------------
CONSUMER CYCLICALS - 5.1%
      904,800   *Bombay Company, Inc...............................      3,279,900
      153,900   Cato Corp. - Class A...............................        711,788
      464,700   *Payless Cashways, Inc.............................        813,225
    1,132,100   Phillips-Van Heusen................................     14,858,812
                                                                     --------------
                                                                        19,663,725
                                                                     --------------
CONSUMER STAPLES - 5.2%
      702,100   Fleming Companies..................................     11,409,125
      548,000   Hudson Foods, Inc. - Class A.......................      8,494,000
                                                                     --------------
                                                                        19,903,125
                                                                     --------------
ELECTRONICS/TECHNOLOGY - 0.8%
      231,400   *Input/Output, Inc.................................      3,239,600
                                                                     --------------
ENERGY - 9.1%
      637,100   *Forest Oil Corp...................................      8,441,575
      400,700   Holly Corp.........................................      9,817,150
    1,051,400   Snyder Oil Corp....................................     16,690,975
                                                                     --------------
                                                                        34,949,700
                                                                     --------------
FINANCIAL - 2.1%
      191,500   *Olympic Financial Ltd. ...........................      1,843,188
      387,100   *Pico Holdings, Inc................................      1,645,175
      253,300   *Risk Capital Holdings, Inc........................      4,812,700
                                                                     --------------
                                                                         8,301,063
                                                                     --------------
HEALTHCARE - 21.5%
    1,225,500   *Coventry Corp.....................................     15,854,906
      384,900   *Healthsource, Inc.................................      8,082,900
      930,600   Integrated Health Services.........................     29,895,525
    1,226,900   *Mid Atlantic Medical Services.....................     14,569,438

*Non-income producing security.
See accompanying notes to financial statements.

THE CRABBE HUSON SPECIAL FUND, INC.
SCHEDULE OF INVESTMENTS

April 30, 1997 (Unaudited)

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                            COMMON STOCKS - (CONTINUED)
-----------------------------------------------------------------------------------

HEALTHCARE - (CONTINUED)
    1,010,500   *Sun Healthcare Group, Inc.........................   $ 14,273,312
                                                                     --------------
                                                                        82,676,081
                                                                     --------------
INDUSTRIALS - 8.9%
    1,249,400   *Motivepower Industries............................     14,680,450
    1,262,800   *Rollins Environmental Services....................      3,630,550
      895,500   Wabash National Corp...............................     16,007,062
                                                                     --------------
                                                                        34,318,062
                                                                     --------------
REAL ESTATE INVESTMENT TRUST - 1.0%
      270,500   *Catellus Development Corp.........................      3,989,875
                                                                     --------------
TELECOMMUNICATIONS - 1.2%
      212,500   *Brooks Fiber Properties...........................      4,621,875
                                                                     --------------
TRANSPORTATION - 10.4%
      117,600   Airborne Freight Corp..............................      4,130,700
      766,900   Hunt (JB) Transportation Services, Inc.............     10,640,738
      310,600   *Landstar System, Inc..............................      7,959,125
      194,200   Teekay Shipping Corp...............................      5,486,150
      608,900   *Yellow Corp.......................................     11,721,325
                                                                     --------------
                                                                        39,938,038
                                                                     --------------

Total Common Stocks                                                    328,139,609
                                                                     --------------
                           SHORT TERM INVESTMENTS - 7.4%
-----------------------------------------------------------------------------------
INVESTMENT COMPANY - 1.1%
    4,206,600   SSgA U.S. Government Money Market Fund 5.390%**....      4,206,600
                                                                     --------------
REPURCHASE AGREEMENT - 6.3%
   24,356,942   State Street Bank and Trust Company***(b) 5.00%
                  5/01/97..........................................     24,356,942
                                                                     --------------

Total Short Term Investments                                            28,563,542
                                                                     --------------

Total Investments - 92.6%                                              356,703,151
                                                                     --------------
  (Cost $314,310,582)****

   * Non-income producing security.

  ** Rate reflects 7 day yield as of April 30, 1997.
 *** The repurchase agreement, dated 4/30/97, $24,356,942 due 5/01/97, is collateralized by
    $23,720,000 U.S. Treasury Note, 7.250%, maturing 2/15/16, with a market value of
    $24,845,870.
**** The aggregate cost for federal income tax purpose is identical. Aggregate gross unrealized
    appreciation is $55,621,598 and the aggregate gross unrealized depreciation is $13,229,029,
    resulting in net unrealized appreciation of $42,392,569.
 (b) This security is pledged as collateral for short sales.
See accompanying notes to financial statements.

THE CRABBE HUSON SPECIAL FUND, INC.
SCHEDULE OF INVESTMENTS

April 30, 1997 (Unaudited)

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                          SECURITIES SOLD SHORT - (19.1%)
-----------------------------------------------------------------------------------
COMMON STOCKS
TECHNOLOGY - (19.1%)
       88,600   *America Online, Inc...............................   $ (3,998,075)
      178,900   *Compaq Computers, Corp............................    (15,273,588)
      119,000   *Dell Computer, Corp...............................     (9,958,812)
      434,300   *Gartner Group, Inc. - Class A.....................    (11,400,375)
      209,400   *Sun Microsystems, Inc.............................     (6,033,338)
      672,300   *Tellabs, Inc......................................    (26,807,962)
                                                                     --------------
                                                                       (73,472,150 )
                                                                     --------------

Total Securities Sold Short - (19.1%)                                  (73,472,150 )
                                                                     --------------
  (Proceeds $45,903,081)(a)

Other Assets and (Liabilities), Net - 26.5%                            102,134,890
                                                                     --------------

TOTAL NET ASSETS - 100.0%                                            $ 385,365,891
                                                                     --------------
                                                                     --------------

  *  Non-income producing security.
(a) Aggregate proceeds for federal income tax purpose is identical. Aggregate gross unrealized appreciation is $160,171 and the aggregate gross unrealized depreciation is $27,729,240, resulting in net unrealized depreciation of $27,569,069.
See accompanying notes to financial statements.

CRABBE HUSON SMALL CAP FUND

INVESTMENT OBJECTIVE: PROVIDE LONG-TERM CAPITAL APPRECIATION THROUGH A DIVERSIFIED PORTFOLIO OF CAREFULLY SELECTED STOCKS WITH SMALL MARKET CAPITALIZATIONS. THE FUND MAY HOLD UP TO 100% OF ITS ASSETS IN EQUITY SECURITIES.

                               INVESTMENT RESULTS

Primary Class

      Inception Date February 16, 1996

     SIX MONTHS             ANNUALIZED TOTAL RETURN
ENDING APRIL 30, 1997     PERIOD ENDING MARCH 31, 1997
---------------------  ----------------------------------
                       1 Year                      15.82%
       11.66%          Life of Fund                20.05%

Institutional Class

      Inception Date October 10, 1996

     SIX MONTHS                CUMULATIVE RETURN
ENDING APRIL 30, 1997           SINCE INCEPTION
---------------------  ----------------------------------
       11.96%                        11.56%

        INVESTMENT RESULTS QUOTED ARE HISTORICAL, INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS, AND CAPITAL GAINS, AND REPRESENT PAST PERFORMANCE. FUTURE RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Small Cap Fund, which closed out its first year in mid-February, continues to be a solid performer in Crabbe Huson's roster of equity funds. For the first half of fiscal year 1997, the fund returned 11.66%, well ahead of the 1.61% and 3.21% returns posted respectively by the Russell 2000 and NASDAQ Composite Indices. The institutional class of shares returned 11.96% for the reporting period.

The fiscal quarter ending April 30 was brutal for the small cap indices, with the Russell 2000 losing 6.77% and the NASDAQ dropping by 8.63%. The fund fared much better, finishing the quarter with a modest gain of 0.33%. Combined with a very strong fiscal first quarter, this good relative performance widened the fund's lead over most in its peer group.

The fund has had no shortage of buying opportunities. Market volatility often opens doors for contrarians, and the recent turbulence in the small cap arena has enabled us to put most available capital to good work. The portfolio was relatively fully invested through most of the last six months, though profit taking in the health care sector and in some other special situation stocks reduced equity holdings to 87% of the fund by the end of April.

Despite migrating out of some health care stocks, the sector remains one of the fund's largest areas of industry concentration, along with basic materials and transportation stocks. The latter two are host to some high-quality companies that are undervalued because of past earnings that have been static or depressed.

Our strategy for the Small Cap portfolio is to parallel the Special Fund's long position stocks. Barring a general market downturn, we're optimistic about these stocks and the fundamentals of their underlying companies. We believe the fund is well positioned to capitalize on their further recognition by the market.

      [SIGNATURE]                   [SIGNATURE]
James E. Crabbe                     John W. Johnson, CFA
Portfolio Manager                   Portfolio Manager

CRABBE HUSON SMALL CAP FUND
SCHEDULE OF INVESTMENTS

April 30, 1997 (Unaudited)

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                               COMMON STOCKS - 86.5%
-----------------------------------------------------------------------------------
BASIC MATERIALS - 22.2%
     191,400    Battle Mountain Gold...............................   $  1,100,550
      77,800    Century Aluminum Company...........................      1,283,700
      25,700    Crompton & Knowles Corp............................        558,975
      80,300    *Essex International Inc...........................      1,445,400
      43,200    General Chemical Group.............................        961,200
      33,500    Huntco Inc. - Class A..............................        435,500
     460,200    *Lytton Minerals, Ltd..............................      1,070,884
     105,500    Oregon Steel Mills, Inc............................      1,740,750
     174,800    *Pegasus Gold, Inc.................................      1,212,675
      49,400    *Synthetic Industries..............................        950,950
                                                                     --------------
                                                                        10,760,584
                                                                     --------------
CONSUMER CYCLICALS - 6.5%
     196,800    *Bombay Company, Inc...............................        713,400
     115,200    Cato Corp. - Class A...............................        532,800
     486,900    *Payless Cashways, Inc.............................        852,075
      81,000    Phillips-Van Heusen................................      1,063,125
                                                                     --------------
                                                                         3,161,400
                                                                     --------------
CONSUMER STAPLES - 2.9%
      54,400    Fleming Companies..................................        884,000
      31,800    Hudson Foods, Inc. - Class A.......................        492,900
                                                                     --------------
                                                                         1,376,900
                                                                     --------------
ELECTRONICS/TECHNOLOGY - 7.4%
      94,300    *CCC Information Services..........................      1,108,025
      76,900    *DecisionOne Holdings Corp.........................      1,134,275
      87,000    *Input/Output, Inc.................................      1,218,000
      14,000    *Mentor Graphics Corp..............................         98,875
                                                                     --------------
                                                                         3,559,175
                                                                     --------------
ENERGY - 8.4%
      74,300    *Forest Oil Corp...................................        984,475
      23,600    Holly Corp.........................................        578,200
      78,300    Monterey Resources, Inc............................      1,194,075
      41,200    Snyder Oil Corp....................................        654,050
      43,400    Western Gas Resources..............................        667,275
                                                                     --------------
                                                                         4,078,075
                                                                     --------------
FINANCIAL - 5.5%
      47,000    *CB Commercial Real Estate.........................        987,000
      84,100    *Olympic Financial Ltd.............................        809,462
      45,900    *Risk Capital Holdings, Inc........................        872,100
                                                                     --------------
                                                                         2,668,562
                                                                     --------------

*Non-income producing security.
See accompanying notes to financial statements.

CRABBE HUSON SMALL CAP FUND
SCHEDULE OF INVESTMENTS

April 30, 1997 (Unaudited)

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                            COMMON STOCKS - (CONTINUED)
-----------------------------------------------------------------------------------
HEALTHCARE - 15.2%
     151,600    *Coventry Corp.....................................   $  1,961,325
      47,000    *Healthsource, Inc.................................        987,000
      10,400    Integrated Health Services.........................        334,100
     146,200    *Isolyser Company, Inc.............................        548,250
     157,300    *Mid Atlantic Medical Services.....................      1,867,937
     115,600    *Sun Healthcare Group, Inc.........................      1,632,850
                                                                     --------------
                                                                         7,331,462
                                                                     --------------
INDUSTRIALS - 5.2%
     380,900    *Rollins Environmental Services....................      1,095,088
      79,500    Wabash National Corp...............................      1,421,062
                                                                     --------------
                                                                         2,516,150
                                                                     --------------
TELECOMMUNICATIONS - 2.8%
      62,900    *Brooks Fiber Properties...........................      1,368,075
                                                                     --------------
TRANSPORTATION - 10.4%
      27,700    Airborne Freight Corp..............................        972,963
      99,600    Hunt (JB) Transportation Services, Inc.............      1,381,950
      24,500    *Hvide Marine Inc. - Class A.......................        422,625
      22,000    Knightsbridge Tankers Ltd..........................        500,500
      37,400    *Landstar System, Inc..............................        958,375
      42,200    *Yellow Corp.......................................        812,350
                                                                     --------------
                                                                         5,048,763
                                                                     --------------
Total Common Stocks                                                     41,869,146
                                                                     --------------
                           SHORT TERM INVESTMENTS - 9.1%
-----------------------------------------------------------------------------------
DISCOUNT NOTE - 8.3%
  $4,000,000    Federal Home Loan Bank 5.280%** 5/01/97............      4,000,000
                                                                     --------------
INVESTMENT COMPANY - 0.8%
     408,380    SSgA Money Market Fund 5.390%***...................        408,380
                                                                     --------------
Total Short Term Investments                                             4,408,380
                                                                     --------------
Total Investments - 95.6%                                               46,277,526
  (Cost $45,177,729)****
Other Assets and (Liabilities), Net - 4.4%                               2,134,126
                                                                     --------------
TOTAL NET ASSETS - 100.0%                                            $  48,411,652
                                                                     --------------
                                                                     --------------

  *  Non-income producing security.
 **  Rate reflects purchase yield to maturity.
***  Rate reflects 7 day yield as of April 30, 1997.
**** The aggregate cost for federal income tax purpose is identical.
     Aggregate gross unrealized appreciation is $3,709,480 and the aggregate gross unrealized depreciation is $2,609,683, resulting in net unrealized appreciation of $1,099,797.
See accompanying notes to financial statements.

CRABBE HUSON ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE: PRESERVATION OF CAPITAL, CAPITAL APPRECIATION AND INCOME THROUGH A PORTFOLIO OF STOCKS, FIXED INCOME SECURITIES, CASH AND CASH EQUIVALENTS. THE FUND CAN HOLD AS MUCH AS 75% OR AS LITTLE AS 20% OF ITS ASSETS IN COMMON STOCKS.

                               INVESTMENT RESULTS

Primary Class

      Inception Date January 31, 1989

     SIX MONTHS             ANNUALIZED TOTAL RETURN
ENDING APRIL 30, 1997     PERIOD ENDING MARCH 31, 1997
---------------------  ----------------------------------
                       1 Year                       4.89%
        2.18%          5 Year                      10.10%
                       Life of Fund                 9.79%

Institutional Class

      Inception Date October 28, 1996

     SIX MONTHS                CUMULATIVE RETURN
ENDING APRIL 30, 1997           SINCE INCEPTION
---------------------  ----------------------------------
        2.44%                        3.04%

        INVESTMENT RESULTS QUOTED ARE HISTORICAL, INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS, AND CAPITAL GAINS, AND REPRESENT PAST PERFORMANCE. FUTURE RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Asset Allocation Fund, our medium-risk portfolio, returned 2.18% for the fiscal half-year, compared to 14.68% for the S&P 500 Index and 1.30% for the Lehman Brothers Government/Corporate Bond Index. The fund's institutional class of shares returned 2.44% for the reporting period.

The fund had a moderate start to the fiscal year, returning 3.9% for the quarter ending January 31. The three months following were more challenging: the portfolio fell by 1.66%, with the equity portion of the fund primarily responsible for the disappointing results. The mid-cap heavy stock side of the fund, it's important to note, closely tracked the returns of the S&P 400 Mid-Cap and Russell 2000 Indices for the period. Clearly, it was a very challenging investment environment for any equity fund not participating in the top 100 stocks in the S&P 500.

Though market interest has broadened somewhat, mid- to large-cap equity growth has struggled in the shadow cast by the top 50 or so stocks leading the indices. These "star" issues have the seemingly endless benefits of 1) significant exposure to foreign economies, 2) imminently recognizable names, 3) above-average growth rates, and 4) extremely predictable quarterly earnings. This presents very tough competition for other stocks which, despite their attractive nature, have to battle for attention. We believe growth from the leadership stocks eventually will have to slow -- fundamentals simply don't support their continued appreciation at this level. When they do, we think market interest will broaden into the issues in which we're now concentrated, not simply remain focused on stocks with good momentum.

On the bond front, we must continue to be wary of wage inflation and job growth, as the consumer side of the economy simply is not strong enough to push the economy into high rates of inflation. Going forward, the risk/reward equation for bonds may be more attractive than stocks over the next six to twelve months. We're not abandoning our faith in the long-term value of equities, but it's worth noting that bond returns can at times outstrip that of stocks, all while providing a portfolio with valuable insurance. Of late, weak bond performance has made the cost of that insurance high, but the debt market is as fluid as ever and we're always watching for good opportunities.

As of the date of this report, the Asset Allocation Fund holds 54% stocks, 35% bonds and 11% cash. We may increase the bond position and decrease stock exposure if the market remains narrow and if the economy reduces its blistering rate of growth.

         [SIGNATURE]                [SIGNATURE]
Richard S. Huson, CFA               John E. Maack, Jr., CFA

      [SIGNATURE]                   [SIGNATURE]
Marian L. Kessler                   Robert E. Anton

     [SIGNATURE]
Garth R. Nisbet, CFA

CRABBE HUSON ASSET ALLOCATION FUND
SCHEDULE OF INVESTMENTS

April 30, 1997 (Unaudited)

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                          FIXED INCOME SECURITIES - 34.4%
-----------------------------------------------------------------------------------
AGENCIES - 6.3%
 $    420,000   International Bank For Reconstruction & Development
                  Floater 5.890%** 8/07/97.........................   $    413,654
    1,500,000   Student Loan Marketing Association Treasury Inverse
                  Floater 4.820%*** 2/11/98........................      1,491,075
      900,000   Federal National Mortgage Association 6.080%
                  9/25/00..........................................        884,808
    1,200,000   Federal National Mortgage Association 8.250%
                  12/18/00.........................................      1,260,468
      550,000   Tennessee Valley Authority 6.125% 7/15/03..........        526,625
      925,000   Federal National Mortgage Association 5.875%
                  2/02/06..........................................        858,169
    1,000,000   Federal Home Loan Bank 5.850% 2/21/06..............        925,840
      800,000   Interamerican Development Bank 6.125% 3/08/06......        755,000
                                                                     --------------
                                                                         7,115,639
                                                                     --------------
COLLATERALIZED MORTGAGE OBLIGATION - 0.5%
      591,824   Greenwich Capital Acceptance Inc. GNMA 1993
                  (Principal Only) - Class B-1 (Amortized Yield to
                  Maturity) 6.978%.................................        566,116
                                                                     --------------
CORPORATE BONDS - 11.9%
      750,000   Baxter International 7.500% 5/01/97................        750,000
    1,000,000   Norwest Financial Inc. 6.000% 8/15/97..............      1,000,430
      500,000   GMAC 8.000% 10/01/99...............................        515,000
      550,000   Upjohn Co. 5.875% 4/15/00..........................        537,625
      600,000   Pepsico, Inc. 5.875% 6/01/00.......................        585,750
      400,000   American Express Credit 6.500% 8/01/00.............        396,500
      800,000   Ford Motor Credit 6.250% 11/08/00..................        786,000
      600,000   WMX Technologies 6.700% 5/01/01....................        594,750
      725,000   GMAC 9.000% 10/15/02...............................        788,438
      600,000   IBM Corp 7.250% 11/01/02...........................        608,250
      550,000   JP Morgan & Co. 7.625% 9/15/04.....................        564,438
      550,000   Pacific Bell 6.250% 3/01/05........................        521,125
      550,000   Anheuser Busch 7.000% 9/01/05......................        541,062
      700,000   US West Communications 6.625% 9/15/05..............        677,250
      550,000   Bear Stearns Co. 6.875% 10/01/05...................        530,750
      600,000   Snap-on, Inc. 6.625% 10/01/05......................        582,750
      975,000   Walt Disney Company 6.750% 3/30/06.................        945,750
      700,000   Teleport Communications 9.875% 7/01/06.............        728,000
      550,000   Eli Lilly 8.375% 12/01/06..........................        598,125
      600,000   AT&T Corp. 7.750% 3/01/07..........................        622,500

 ** Represents a structured note that pays interest at a rate that increases
    (decreases) by a multiple of the peseta/deutchemark exchange rate.
*** Inverse floater represents a security that pays interest at a rate that increases (decreases) in
   the same magnitude as a decline (increase) in the 10-year Constant Maturity
    Treasuries
   rate minus 180 basis points.
See accompanying notes to financial statements.

CRABBE HUSON ASSET ALLOCATION FUND
SCHEDULE OF INVESTMENTS

April 30, 1997 (Unaudited)

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                       FIXED INCOME SECURITIES - (CONTINUED)
-----------------------------------------------------------------------------------
CORPORATE BONDS - (CONTINUED)
 $    550,000   GTE South 6.000% 2/15/08...........................   $    498,437
                                                                     --------------
                                                                        13,372,930
                                                                     --------------

MORTGAGE PASS-THROUGH SECURITIES - 6.5%
      105,369   Federal Home Loan Mortgage Corp Pool #281037 9.250%
                  11/01/16.........................................        111,111
      790,377   Federal Home Loan Mortgage Corp Pool #303033 9.000%
                  4/01/17..........................................        826,924
    1,246,954   Federal Home Loan Mortgage Corp Pool #C80344 7.500%
                  9/01/25..........................................      1,240,420
    1,317,871   Federal Home Loan Mortgage Corp Pool #D65456 7.000%
                  11/01/25.........................................      1,281,221
    2,004,831   Federal Home Loan Mortgage Corp Pool #C80409 8.000%
                  6/01/26..........................................      2,035,384
    1,791,715   Federal Home Loan Mortgage Corp Pool #C00495 7.000%
                  1/01/27..........................................      1,740,347
                                                                     --------------
                                                                         7,235,407
                                                                     --------------
U.S. GOVERNMENT BONDS - 9.2%
    5,410,000   U.S. Treasury Bond 6.000% 2/15/26..................      4,727,691
    5,310,000   U.S. Treasury Bond 6.750% 8/15/26..................      5,135,142
      530,000   U.S. Treasury Bond 6.500.% 11/15/26................        496,742
                                                                     --------------
                                                                        10,359,575
                                                                     --------------

Total Fixed Income Securities                                           38,649,667
                                                                     --------------
                               COMMON STOCKS - 54.0%
-----------------------------------------------------------------------------------
BASIC MATERIALS - 8.9%
       86,400   *Bethlehem Steel Corp..............................        712,800
       20,800   Cyprus Amax Minerals...............................        465,400
       24,000   Freeport McMoRan Copper - Class B..................        699,000
       30,300   Great Lakes Chemical Corp..........................      1,283,963
       14,100   International Paper Co.............................        595,725
       87,600   Louisiana Pacific Corp.............................      1,631,550
       14,400   Mead Corp..........................................        808,200
       63,092   Millenium Chemicals, Inc...........................      1,119,883
       95,800   *National Steel Corp. - Class B....................        946,025
       19,000   Newmont Mining Corp................................        657,875
       29,100   Santa Fe Pacific Gold Corp.........................        429,225
       21,300   WMX Technologies, Inc..............................        625,687
                                                                     --------------
                                                                         9,975,333
                                                                     --------------

*Non-income producing security.
See accompanying notes to financial statements.

CRABBE HUSON ASSET ALLOCATION FUND
SCHEDULE OF INVESTMENTS

April 30, 1997 (Unaudited)

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                            COMMON STOCKS - (CONTINUED)
-----------------------------------------------------------------------------------
CONSUMER CYCLICALS - 9.1%
       35,300   American Greetings Corp. - Class A.................   $  1,129,600
       39,200   *Costco Companies, Inc.............................      1,131,900
       50,500   Ford Motor Company.................................      1,754,875
       54,700   Intimate Brands, Inc...............................      1,018,788
       98,700   Limited, Inc.......................................      1,788,937
       41,100   Readers Digest Association - Class A...............        945,300
       51,100   Singer Co..........................................        945,350
       52,300   *Toys R Us, Inc....................................      1,490,550
                                                                     --------------
                                                                        10,205,300
                                                                     --------------
CONSUMER STAPLES - 4.9%
       21,200   Albertson's, Inc...................................        699,600
       47,400   *General Nutrition Companies.......................      1,019,100
       36,400   *Outback Steakhouse, Inc...........................        714,350
       24,800   Quaker Oats........................................        992,000
       44,800   Tambrands, Inc.....................................      2,105,600
                                                                     --------------
                                                                         5,530,650
                                                                     --------------
ENERGY - 4.1%
       12,700   Burlington Resources, Inc..........................        538,163
       15,500   ENSERCH Corp.......................................        304,188
       12,900   *ENSERCH Exploration...............................        114,487
       64,500   *Noble Drilling Corp...............................      1,120,687
       16,400   Panenergy Corp.....................................        725,700
       16,700   Tidewater, Inc.....................................        670,088
       61,100   Union Texas Petroleum Holdings, Inc................      1,153,262
                                                                     --------------
                                                                         4,626,575
                                                                     --------------
FINANCIAL - 0.9%
       11,700   Advanta Corp. - Class B............................        260,325
       10,100   ITT Hartford Group, Inc............................        752,450
                                                                     --------------
                                                                         1,012,775
                                                                     --------------
HEALTHCARE - 2.1%
       59,100   *Medpartners, Inc..................................      1,078,575
       16,300   Pharmacia & Upjohn, Inc............................        482,888
       17,900   *Scherer R.P. Corp.................................        823,400
                                                                     --------------
                                                                         2,384,863
                                                                     --------------
INDUSTRIALS - 5.7%
       46,100   Cincinnati Milacron, Inc...........................        933,525
       45,800   *Detroit Diesel Corp...............................        784,325
       62,000   *Gulfstream Aerospace Corp.........................      1,581,000

*Non-income producing security.
See accompanying notes to financial statements.

CRABBE HUSON ASSET ALLOCATION FUND
SCHEDULE OF INVESTMENTS

April 30, 1997 (Unaudited)

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                            COMMON STOCKS - (CONTINUED)
-----------------------------------------------------------------------------------
INDUSTRIALS - (CONTINUED)
       59,100   McDermott International, Inc.......................   $  1,093,350
       31,500   *New Holland NV....................................        696,938
       37,700   *USG Corp..........................................      1,291,225
                                                                     --------------
                                                                         6,380,363
                                                                     --------------
REAL ESTATE INVESTMENT TRUST - 0.9%
       27,900   Spieker Properties, Inc............................        973,012
                                                                     --------------
TECHNOLOGY - 7.2%
       44,500   AMP, Inc...........................................      1,596,438
        7,500   *Cisco Systems, Inc................................        388,125
       26,800   Electronic Data Systems Corp.......................        894,450
       45,900   *General Instrument Corp...........................      1,072,912
       24,700   *National Semiconductor Corp.......................        617,500
       26,200   *Silicon Graphics..................................        389,725
      164,600   *Tandem Computers, Inc.............................      2,119,225
       19,000   *U.S. Robotics Corp................................        961,875
                                                                     --------------
                                                                         8,040,250
                                                                     --------------
TELECOMMUNICATIONS - 5.9%
       44,003   *Cox Communications, Inc. - Class A................        858,059
      117,100   *LCI International, Inc............................      1,946,787
       19,100   NYNEX Corp.........................................        988,425
       91,800   *Tele-Communications Inc. - Group A................      1,267,988
       92,350   *U.S. West Media Group.............................      1,593,037
                                                                     --------------
                                                                         6,654,296
                                                                     --------------
TRANSPORTATION - 2.2%
       11,300   *AMR Corp..........................................      1,052,313
       51,500   Southwest Airlines.................................      1,416,250
                                                                     --------------
                                                                         2,468,563
                                                                     --------------
UTILITIES - 2.1%
       63,400   Entergy Corp.......................................      1,481,975
       35,400   PG&E Corp..........................................        849,600
                                                                     --------------
                                                                         2,331,575
                                                                     --------------

Total Common Stocks                                                     60,583,555
                                                                     --------------

*Non-income producing security.
See accompanying notes to financial statements.

CRABBE HUSON ASSET ALLOCATION FUND
SCHEDULE OF INVESTMENTS

April 30, 1997 (Unaudited)

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                          SHORT TERM INVESTMENTS - 11.0%
-----------------------------------------------------------------------------------
DISCOUNT NOTE - 9.8%
 $ 11,000,000   Federal Home Loan Bank 5.280% 5/01/97****..........   $ 11,000,000
INVESTMENT COMPANY - 1.2%
    1,325,936   SSgA Money Market Fund 5.390%(a)...................      1,325,936
                                                                     --------------
Total Short Term Investments                                            12,325,936
                                                                     --------------

Total Investments - 99.4%                                              111,559,158
  (Cost $111,588,905)(b)
Other Investments(c) - 17.1%                                            19,185,703
  (Cost $19,185,703)
Other Assets and (Liabilities), Net - (16.5%)                          (18,489,014 )
                                                                     --------------

TOTAL NET ASSETS - 100.0%                                            $ 112,255,847
                                                                     --------------
                                                                     --------------

**** Rates reflect purchase yield to maturity.
(a)  Rate reflects 7 day yield as of April 30, 1997.
(b) The aggregate cost for federal income tax purpose is identical. Aggregate gross unrealized appreciation is $4,413,507 and the aggregate gross unrealized depreciation is $4,443,254, resulting in net unrealized depreciation of $29,747.
(c) Investment of collateral received for securities loaned in Navigator Securities Lending Trust-Prime Portfolio. As of April 30, 1997, the market value of the securities on loan is $18,858,768.
See accompanying notes to financial Statement.

CRABBE HUSON EQUITY FUND

INVESTMENT OBJECTIVE: TO PROVIDE LONG-TERM CAPITAL APPRECIATION THROUGH A DIVERSIFIED PORTFOLIO OF WIDELY AND ACTIVELY TRADED COMMON STOCKS WITH MEDIUM TO LARGE MARKET CAPITALIZATIONS. THE FUND MAY HAVE UP TO 100% OF ITS ASSETS INVESTED IN COMMON STOCKS.

                               INVESTMENT RESULTS

Primary Class

      Inception Date January 31, 1989

     SIX MONTHS             ANNUALIZED TOTAL RETURN
ENDING APRIL 30, 1997     PERIOD ENDING MARCH 31, 1997
---------------------  ----------------------------------
                       1 Year                       6.06%
        2.97%          5 Year                      14.01%
                       Life of Fund                13.62%

Institutional Class

      Inception Date October 3, 1996

     SIX MONTHS                CUMULATIVE RETURN
ENDING APRIL 30, 1997           SINCE INCEPTION
---------------------  ----------------------------------
        3.17%                        1.55%

        INVESTMENT RESULTS QUOTED ARE HISTORICAL, INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS, AND CAPITAL GAINS, AND REPRESENT PAST PERFORMANCE. FUTURE RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

For the fiscal year to date, the Crabbe Huson Equity Fund returned 2.97%, significantly trailing the S&P 500 Index return of 14.68%. The fund's institutional class of shares returned 3.17% for the reporting period.

Against the backdrop of index performance, this is a disappointing number; however, the fund's performance is commensurate with 1) its exposure to stocks that by-and-large aren't in the section of thirty to fifty market leaders, and
2) its aversion to risk. Certainly, we're striving for better absolute performance in the second half of the fiscal year, but more importantly, we're working to keep the fund out of what could turn into very turbulent waters during a market downturn.

Early in the reporting period, it appeared that the market was beginning to warm to contrarian stocks. Cash flows into mutual funds remained strong, but the market had begun an expansion beyond the handful of large-cap stocks that have dominated performance since 1995. In January, however, the market returned to its old ways as most fund managers poured the dollars they received into the large, liquid stocks that displayed any degree of earnings visibility. The Equity Fund portfolio was held in check by the market's refocused attention on these spotlight stocks.

Notwithstanding a mid-March correction, the S&P 500 continued its narrow rise through the end of April, fueled both by performance-chasers and, we believe, a growing sense of fear. So disparate is the gap between the large-cap crowd and the others in the index that without these big names, the S&P 500 actually would have been DOWN through March.

Our management decisions for the Equity Fund (and for all equity funds in the Crabbe Huson family) are based on two strategies: long-term capital growth from good companies and avoiding unnecessary risk. We continue to invest in companies for which we can identify a valuation floor and where potential disappointments presumably have been discounted in the price of the stocks. While the results of this strategy may vary from the market over the short term, it's the risk-averse approach that represents the hallmark of our strategy and historically has provided competitive long-term returns.

We continue to believe the market must either broaden beyond the overvalued growth stocks or topple of its own weight. There is evidence that interest is broadening to include the issues in the Equity Fund's portfolio, and we are confident in the fund's long-term potential.

         [SIGNATURE]                [SIGNATURE]
Richard S. Huson, CFA               John E. Maack, Jr., CFA

      [SIGNATURE]                   [SIGNATURE]
Marian L. Kessler                   Robert E. Anton

CRABBE HUSON EQUITY FUND
SCHEDULE OF INVESTMENTS

April 30, 1997 (Unaudited)

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                               COMMON STOCKS - 95.0%
-----------------------------------------------------------------------------------
BASIC MATERIALS - 14.7%
      464,000   *Bethlehem Steel Corp..............................   $  3,828,000
      108,900   Cyprus Amax Minerals...............................      2,436,638
      129,400   Freeport McMoRan Copper - Class B..................      3,768,775
      149,900   Great Lakes Chemical Corp..........................      6,352,012
       56,200   International Paper Co.............................      2,374,450
      469,500   Louisiana Pacific Corp.............................      8,744,437
       70,500   Mead Corp..........................................      3,956,813
      319,335   Millenium Chemicals, Inc...........................      5,668,196
      555,900   *National Steel Corp. - Class B....................      5,489,512
       98,800   Newmont Mining Corp................................      3,420,950
      151,000   Santa Fe Pacific Gold Corp.........................      2,227,250
      135,300   WMX Technologies, Inc..............................      3,974,438
                                                                     --------------
                                                                        52,241,471
                                                                     --------------
CONSUMER CYCLICALS - 16.1%
      190,100   American Greetings Corp. - Class A.................      6,083,200
      207,800   *Costco Companies, Inc.............................      6,000,225
      322,800   Ford Motor Company.................................     11,217,300
      281,400   Intimate Brands, Inc...............................      5,241,075
      551,100   Limited, Inc.......................................      9,988,688
      218,500   Readers Digest Association.........................      5,025,500
      318,000   Singer Co..........................................      5,883,000
      271,700   *Toys R Us, Inc....................................      7,743,450
                                                                     --------------
                                                                        57,182,438
                                                                     --------------
CONSUMER STAPLES - 8.5%
      134,200   Albertson's, Inc...................................      4,428,600
      250,400   *General Nutrition Companies.......................      5,383,600
      186,000   *Outback Steakhouse, Inc...........................      3,650,250
      158,200   Quaker Oats........................................      6,328,000
      223,300   Tambrands, Inc.....................................     10,495,100
                                                                     --------------
                                                                        30,285,550
                                                                     --------------
ENERGY - 7.6%
       67,900   Burlington Resources, Inc..........................      2,877,263
       82,500   ENSERCH Corp.......................................      1,619,062
      129,600   *ENSERCH Exploration...............................      1,150,200
      400,200   *Noble Drilling Corp...............................      6,953,475
       86,000   Panenergy Corp.....................................      3,805,500
      109,200   Tidewater, Inc.....................................      4,381,650
      325,900   Union Texas Petroleum Holdings, Inc................      6,151,362
                                                                     --------------
                                                                        26,938,512
                                                                     --------------

*Non-income producing security.
See accompanying notes to financial statements.

CRABBE HUSON EQUITY FUND
SCHEDULE OF INVESTMENTS

April 30, 1997 (Unaudited)

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                            COMMON STOCKS - (CONTINUED)
-----------------------------------------------------------------------------------
FINANCIAL - 1.7%
       61,600   Advanta Corp. - Class B............................   $  1,370,600
       64,100   ITT Hartford Group, Inc............................      4,775,450
                                                                     --------------
                                                                         6,146,050
                                                                     --------------
HEALTHCARE - 3.8%
      361,200   *Medpartners, Inc..................................      6,591,900
       88,400   Pharmacia & Upjohn, Inc............................      2,618,850
       93,100   *Scherer R.P. Corp.................................      4,282,600
                                                                     --------------
                                                                        13,493,350
                                                                     --------------
INDUSTRIALS - 10.1%
      239,600   Cincinnati Milacron, Inc...........................      4,851,900
      241,900   *Detroit Diesel Corp...............................      4,142,538
      324,300   *Gulfstream Aerospace Corp.........................      8,269,650
      374,900   McDermott International, Inc.......................      6,935,650
      163,200   *New Holland NV....................................      3,610,800
      239,600   *USG Corp..........................................      8,206,300
                                                                     --------------
                                                                        36,016,838
                                                                     --------------
REAL ESTATE INVESTMENT TRUST - 1.6%
      165,600   Spieker Properties, Inc............................      5,775,300
                                                                     --------------
TECHNOLOGY - 13.6%
      226,300   AMP, Inc...........................................      8,118,513
       50,400   *Cisco Systems, Inc................................      2,608,200
      169,300   Electronic Data Systems Corp.......................      5,650,387
      267,300   *General Instrument Corp...........................      6,248,138
      158,200   *National Semiconductor Corp.......................      3,955,000
      163,100   *Silicon Graphics..................................      2,426,112
    1,029,300   *Tandem Computers, Inc.............................     13,252,237
      121,000   *U.S. Robotics Corp................................      6,125,625
                                                                     --------------
                                                                        48,384,212
                                                                     --------------
TELECOMMUNICATIONS - 9.8%
      239,719   *Cox Communications, Inc. - Class A................      4,674,521
      614,000   *LCI International, Inc............................     10,207,750
      113,700   NYNEX Corp.........................................      5,883,975
      487,700   *Tele-Communications Inc. - Group A................      6,736,356
      426,700   *U.S. West Media Group.............................      7,360,575
                                                                     --------------
                                                                        34,863,177
                                                                     --------------

*Non-income producing security.
See accompanying notes to financial statements.

CRABBE HUSON EQUITY FUND
SCHEDULE OF INVESTMENTS

April 30, 1997 (Unaudited)

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                            COMMON STOCKS - (CONTINUED)
-----------------------------------------------------------------------------------
TRANSPORTATION - 4.1%
       61,100   *AMR Corp..........................................   $  5,689,937
      325,600   Southwest Airlines.................................      8,954,000
                                                                     --------------
                                                                        14,643,937
                                                                     --------------
UTILITIES - 3.4%
      152,626   Entergy Corp.......................................      7,790,888
      184,200   PG&E Corp..........................................      4,420,800
                                                                     --------------
                                                                        12,211,688
                                                                     --------------
Total Common Stocks                                                    338,182,523
                                                                     --------------
                           SHORT TERM INVESTMENTS - 5.1%
-----------------------------------------------------------------------------------
DISCOUNT NOTES** - 4.8%
FEDERAL HOME LOAN BANK - 4.8%
 $ 15,000,000   5.280% 5/01/97.....................................     15,000,000
      295,000   5.150% 5/20/97.....................................        294,198
      640,000   5.380% 6/18/97.....................................        635,409
       20,000   5.240% 6/19/97.....................................         19,857
       80,000   5.230% 7/28/97.....................................         78,977
      250,000   5.490% 7/30/97.....................................        246,569
      130,000   5.470% 8/01/97.....................................        128,183
      510,000   5.480% 8/04/97.....................................        502,625
       80,000   5.280% 8/29/97.....................................         78,592
                                                                     --------------
                                                                        16,984,410
                                                                     --------------
INVESTMENT COMPANY - 0.3%
    1,025,563   SSgA Money Market Fund 5.390%***...................      1,025,563
                                                                     --------------
Total Short Term Investments                                            18,009,973
                                                                     --------------
Total Investments - 100.1%                                             356,192,496
  (Cost $351,196,926)****
Other Investments(a) - 13.8%                                            49,233,313
  (Cost $49,233,313)
Other Assets and (Liabilities), Net - (13.9%)                          (49,566,372 )
                                                                     --------------
TOTAL NET ASSETS - 100.0%                                            $ 355,859,437
                                                                     --------------
                                                                     --------------

  *  Non-income producing security.
 **  Rates reflect purchase yield to maturity.
***  Rate reflects 7 day yield as of April 30, 1997.
**** The aggregate cost for federal income tax purpose is identical.
     Aggregate gross unrealized appreciation is $25,299,381 and the aggregate gross unrealized depreciation is $20,303,811, resulting in net unrealized appreciation of $4,995,570.
(a) Investment of collateral received for securities loaned in Navigator Securities Lending Trust-Prime Portfolio. As of April 30, 1997, the market value of the securities on loan is $48,092,097.
See accompanying notes to financial statements.

CRABBE HUSON REAL ESTATE INVESTMENT FUND

INVESTMENT OBJECTIVE: TO PROVIDE CURRENT INCOME AND POTENTIAL CAPITAL APPRECIATION THROUGH EQUITY SECURITIES OF REAL ESTATE INVESTMENT TRUSTS (REITS) AND OTHER REAL ESTATE INDUSTRY COMPANIES. UNDER NORMAL CIRCUMSTANCES, AT LEAST 75% OF THE FUND WILL BE INVESTED IN SUCH SECURITIES.

                               INVESTMENT RESULTS

Primary Class

      Inception Date April 1, 1994

     SIX MONTHS             ANNUALIZED TOTAL RETURN
ENDING APRIL 30, 1997     PERIOD ENDING MARCH 31, 1997
---------------------  ----------------------------------
                       1 Year                      27.45%
        9.47%          Life of Fund                14.15%

        INVESTMENT RESULTS QUOTED ARE HISTORICAL, INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS, AND CAPITAL GAINS, AND REPRESENT PAST PERFORMANCE. FUTURE RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Continuing its solid run from last year, the Real Estate Investment Fund returned 9.47% for the first half of the 1997 fiscal year, compared to the 13.29% posted by the Morgan Stanley REIT Index.

The disparity in the returns is due chiefly to an ongoing narrowing in the leadership of the Morgan Stanley REIT Index (a real estate securities market indicator), similar to trends in the stock market. In the opening months of the fiscal year, the outstanding performance of a few large capitalization REITs disproportionately affected that of the market as a whole, affecting our relative performance. Though this trend continued into early 1997, real estate market performance since that time has been comparatively flat. The Morgan Stanley REIT Index returned only .22% for the first calendar quarter, and discrete sectors of the REIT market finished mixed: five sectors advanced, five declined.

As is the case with our stock portfolios, the contrarian style is the rule of the day for real estate investments. While we're mindful of the success of a select group of companies, we will continue to buy REITs that have underperformed for a period of time, whose current pricing offers good relative value and whose future performance we believe is likely to be buoyed by a clearly identifiable catalyst. We believe this strategy will produce higher current dividends and above-average total returns with less volatility. This is not to imply that we won't own any star performers -- we're more interested in buying tomorrow's stars, not yesterday's.

Despite recent moderate underperformance, we're highly optimistic about the Real Estate Investment Fund's portfolio. Two areas of concentration at present are apartments and factory outlets. Moderate construction of new apartments, higher interest rates and a dwindling inventory of cheap land are driving up housing costs, which should be good for apartments. In the case of factory outlets, this once high-flyer has dramatically underperformed for nearly two years. We believe that over the next six months, potential merger activity and better investor understanding of outlet retail economics will help boost interest in this sector.

The macroeconomic backdrop for real estate continues to look favorable. The Fed's rate increase in March, along with above-average industrial production and employment growth are conducive to increased demand for most types of space. Higher interest rates push up the costs of new construction, prompting developers and capital suppliers to carefully consider adding any new supply.

We remain highly confident that the real estate sector will continue to present good opportunities going forward, and that investors will benefit both from competitive performance and an added degree of portfolio diversification.

      [SIGNATURE]

Jay L. Willoughby, CFA

CRABBE HUSON REAL ESTATE INVESTMENT FUND
SCHEDULE OF INVESTMENTS

April 30, 1997 (Unaudited)

   SHARES OR
  FACE VALUE     SECURITIES DESCRIPTION                                MARKET VALUE
---------------  ---------------------------------------------------  --------------
                               COMMON STOCKS - 98.9%
------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST - 98.9%
APARTMENT - 32.3%
      27,900     Ambassador Apartments, Inc.........................   $    680,063
      50,000     Columbus Realty Trust..............................      1,056,250
      56,500     Evans Withycombe Residential.......................      1,115,875
      24,500     Merry Land & Investment Company....................        502,250
      21,100     Mid-America Apartment Communities..................        545,962
      63,700     Oasis Residential, Inc.............................      1,417,325
      39,300     Pacific Gulf Properties, Inc.......................        830,212
      33,800     Security Capital Atlantic..........................        726,700
      40,700     Smith Charles Residential..........................      1,103,987
      46,200     Summit Properties, Inc.............................        912,450
      41,706     United Dominion Realty Trust.......................        573,458
                                                                      --------------
                                                                          9,464,532
                                                                      --------------
LODGING - 7.4%
      21,000     Boykin Lodging Trust, Inc..........................        451,500
      24,650     FelCor Suite Hotels, Inc...........................        884,319
       2,106     *Homestead Village, Inc............................         36,329
       1,413     *Homestead Village, Inc. - Warrants................         11,127
      43,000     RFS Hotel Investors, Inc...........................        774,000
                                                                      --------------
                                                                          2,157,275
                                                                      --------------
MALLS - 6.0%
      44,340     Simon DeBartolo Group, Inc.........................      1,269,232
      39,750     Taubman Centers, Inc...............................        501,844
                                                                      --------------
                                                                          1,771,076
                                                                      --------------
OFFICE/INDUSTRIAL - 23.7%
      33,200     Arden Realty Group.................................        825,850
      39,700     CarrAmerica Realty Corp............................      1,106,637
      31,200     Cousin Properties, Inc.............................        799,500
       4,000     Highwoods Properties, Inc..........................        124,500
       5,500     Kilroy Realty Corp.................................        129,250
      60,700     Liberty Property Trust.............................      1,464,388
      54,200     Prentiss Properties................................      1,280,475
      60,600     Security Capital Industrial........................      1,219,575
                                                                      --------------
                                                                          6,950,175
                                                                      --------------
OTHER - 1.8%
      11,900     Getty Realty Corp. ................................        199,325
      13,300     Golf Trust of America, Inc.........................        339,150
                                                                      --------------
                                                                            538,475
                                                                      --------------

*Non-income producing security.
See accompanying notes to financial statements.

CRABBE HUSON REAL ESTATE INVESTMENT FUND
SCHEDULE OF INVESTMENTS

April 30, 1997 (Unaudited)

   SHARES OR
  FACE VALUE     SECURITIES DESCRIPTION                                MARKET VALUE
---------------  ---------------------------------------------------  --------------
                            COMMON STOCKS - (CONTINUED)
------------------------------------------------------------------------------------

OUTLET CENTERS - 13.5%
      59,800     Horizon Group, Inc.................................   $    769,925
     130,400     Prime Retail, Inc..................................      1,581,100
      64,700     Tanger Factory Outlet Center.......................      1,617,500
                                                                      --------------
                                                                          3,968,525
                                                                      --------------
SHOPPING CENTER - 12.1%
       8,300     Bradley Real Estate................................        158,738
       9,000     Commercial Net Lease Realty........................        131,625
      19,700     Developers Diversified Realty Corp.................        726,438
      57,750     Glimcher Realty Trust..............................      1,032,281
      67,700     Kranzco Realty Trust...............................      1,066,275
      25,500     Malan Realty Investors, Inc........................        436,687
                                                                      --------------
                                                                          3,552,044
                                                                      --------------
STORAGE - 2.1%
      12,800     Shurgard Storage...................................        336,000
      11,000     Storage Trust Realty...............................        264,000
                                                                      --------------
                                                                            600,000
                                                                      --------------

Total Common Stocks                                                      29,002,102
                                                                      --------------
                           SHORT TERM INVESTMENTS - 0.4%
------------------------------------------------------------------------------------
INVESTMENT COMPANY - 0.4%
     128,940     SSgA Money Market Fund 5.39%**.....................        128,940
                                                                      --------------

Total Investments - 99.3%                                                29,131,042
  (Cost $27,953,716)***
Other Investments**** - 16.7%                                             4,903,907
  (Cost $4,903,907)
Other Assets and (Liabilities), Net - (16.0%)                            (4,701,120 )
                                                                      --------------

TOTAL NET ASSETS - 100.0%                                             $  29,333,829
                                                                      --------------
                                                                      --------------

 **  Rate reflects 7 day yield as of April 30, 1997.
*** The aggregate cost for federal income tax purpose is identical. Aggregate gross unrealized appreciation is $1,817,309 and the aggregate gross unrealized depreciation is $639,983, resulting in net unrealized appreciation of $1,177,326.
**** Investment of collateral received for securities loaned in Navigator
     Securities Lending Trust-Prime Portfolio. As of April 30, 1997, the market value of the securities on loan is $4,686,137.
See accompanying notes to financial statements.

CRABBE HUSON OREGON TAX-FREE FUND

INVESTMENT OBJECTIVE: TO PROVIDE CAPITAL PRESERVATION AND A HIGH LEVEL OF CURRENT INCOME BY INVESTING AT LEAST 80% OF ITS ASSETS IN TAX-EXEMPT MUNICIPAL BONDS ISSUED BY THE STATE OF OREGON AND ITS POLITICAL SUBDIVISIONS. TYPICALLY, THE ONLY TAXABLE INCOME EARNED BY THE FUND IS THROUGH OVERNIGHT INTEREST ON TEMPORARY CASH. SHARES OF THE FUND ARE AVAILABLE ONLY TO RESIDENTS OF THE STATE OF OREGON.

                               INVESTMENT RESULTS

Primary Class

      Inception Date October 4, 1984

     SIX MONTHS             ANNUALIZED TOTAL RETURN
ENDING APRIL 30, 1997     PERIOD ENDING MARCH 31, 1997
---------------------  ----------------------------------
                       1 Year                       3.67%
        1.41%          5 Year                       5.41%
                       10 Year                      5.72%

        INVESTMENT RESULTS QUOTED ARE HISTORICAL, INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS, AND CAPITAL GAINS, AND REPRESENT PAST PERFORMANCE. FUTURE RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Oregon Tax-Free(1) Fund posted a relatively strong 1.41% return for the first half of the fiscal year, lagging the Lehman Brothers Municipal Index (10-year average maturity) return of 2.29%. The fund's comparison to the index is useful for context; however, we're mindful that it's not an entirely accurate comparison in that the index is a composite of municipal bonds from across the country, not just of Oregon's bonds. Further, the index often includes bonds of lower quality, while the Oregon Tax-Free Fund participates only in investment-grade issues. Content quality is high: 60% of the bonds we own either are rated AAA or are pre-refunded in U.S. Treasury obligations.

The fund's average maturity remains stable at approximately nine years. In the taxable bond market, this number would equate to an average maturity; however, it's actually relatively intermediate compared to a majority of the municipal bond indices. Because of this intermediate bias, we believe the fund should outperform if rates increase, but probably will lag after any significant drop in rates. If credit deteriorates, we think the fund will outperform because most of its competitors have taken longer positions in the market.

Oregon Measure 47, which passed last November, will have a mixed impact on Oregon's municipal bond market. Under the terms of the measure, the issuing of any new supply may be curtailed, thereby supporting prices of outstanding

-------------------
(1) Shareholders may be subject to capital gains, ordinary income and alternative minimum taxes. Consult your tax advisor.

securities. However, some lower-quality issues, which are not owned by the fund, may be negatively impacted as the competition for additional state and local tax revenue continues to provide an increasing challenge for many issuers.

Oregon Measure 50, which is scheduled for a vote in May, is designed to restore some of the tax revenue lost under the passage of Measure 47. If it passes, revenues statewide should be enhanced, a development that would generally be good for the health of the state's obligations.

As was the case at the start of the fiscal year, there's nothing threatening on the political horizon, and further tax abatement appears unlikely. The Oregon bond market, and to a degree the fund, probably will be impacted more by changes in interest rates or fine-tuning of the tax code. We have maintained our average maturity, but may elect to lengthen the average if yields increase. We believe the fund is positioned well and should provide competitive returns for the next half of the fiscal year.

     [SIGNATURE]

Garth R. Nisbet, CFA
Portfolio Manager

CRABBE HUSON OREGON TAX-FREE FUND
SCHEDULE OF INVESTMENTS

April 30, 1997 (Unaudited)

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                          FIXED INCOME SECURITIES - 97.6%
-----------------------------------------------------------------------------------
EDUCATION - 42.8%
  $  150,000    Josephine County Oregon School District 5.750%
                  6/01/02 (FGIC)...................................   $    156,375
     340,000    Hood River County Oregon School District 6.000%
                  6/01/03 (AMBAC)..................................        360,825
     200,000    Multnomah County Oregon School District 4.250%
                  6/01/03..........................................        193,000
     210,000    Washington & Clackamas School District 5.250%
                  6/01/03..........................................        211,838
     300,000    Deschutes G.O. School District #1 5.800% 2/01/04...        311,625
     500,000    Deschutes/Jefferson County School District 5.300%
                  6/01/04 (MBIA)...................................        508,125
     300,000    Jefferson County School District #509J 6.500%
                  6/15/04 (FSA)....................................        326,250
     250,000    Washington County School District 6.200%
                  9/01/04*.........................................        264,375
      15,000    Washington & Clackamas School District 5.000%
                  1/01/05..........................................         14,756
     400,000    University Puerto Rico Services 5.100% 6/01/05
                  (MBIA)...........................................        407,000
     410,000    Washington & Clackamas School District 5.250%
                  6/01/05..........................................        411,538
     250,000    Clackamas & Washington County School District #003
                  7.200% 10/01/05*.................................        265,313
     125,000    Marion & Polk County School District 5.700%
                  10/01/05*........................................        130,313
     160,000    Marion County Oregon School District 6.000%
                  11/01/05 (FGIC)..................................        170,400
     200,000    Clackamas Community College 5.100% 12/01/05........        200,250
   1,015,000    Crook County Oregon School District 4.700% 2/01/06
                  (FSA)............................................        970,594
     435,000    Jefferson County Oregon School District 5.400%
                  6/15/06 (FSA)....................................        440,981
     135,000    Portland Oregon Community College 5.800% 7/01/06...        139,219
     150,000    Marion & Polk County Oregon School District 4.750%
                  10/01/06*........................................        145,688
     435,000    Multnomah County School District 5.000% 3/01/07....        430,106
     335,000    Jackson County Oregon School District 5.200%
                  6/01/07 (FSA)....................................        335,000
     450,000    Josephine County Oregon School District 5.750%
                  6/01/07 (FGIC)...................................        470,812
   1,000,000    Salem Keizer School District #24-J 5.500% 6/01/07
                  (FGIC)...........................................      1,018,750
     185,000    Washington County School District 4.950% 6/01/07
                  (FSA)............................................        182,687
     950,000    Multnomah County School District 5.600% 12/01/07
                  (FGIC)...........................................        984,437
     240,000    Lane County Area Education District 4.850%
                  6/01/08..........................................        231,600

*Dates reflect pre-refunded dates.
See accompanying notes to financial statements.

CRABBE HUSON OREGON TAX-FREE FUND
SCHEDULE OF INVESTMENTS

April 30, 1997 (Unaudited)

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                       FIXED INCOME SECURITIES - (CONTINUED)
-----------------------------------------------------------------------------------
EDUCATION - (CONTINUED)
  $  160,000    Marion County Oregon School District 4.850% 6/01/08
                  (AMBAC)..........................................   $    154,800
     200,000    Clackamas & Washington County School District #003
                  7.250% 10/01/09*.................................        212,500
     765,000    Salem Educational Facility (Revenue) 6.000%
                  4/01/10..........................................        787,950
     225,000    Marion & Polk County School District #24-J 6.000%
                  10/01/10*........................................        237,656
     100,000    Washington County School District 6.100% 6/01/12
                  (FSA)............................................        104,750
                                                                     --------------
                                                                        10,779,513
                                                                     --------------
ELECTRIC UTILITY - 3.4%
     310,000    Emerald Peoples Utility District 6.300%
                  11/01/01*........................................        329,375
     250,000    Emerald Peoples Utility District 5.450% 11/01/03
                  (AMBAC)..........................................        257,188
     250,000    Emerald Peoples Utility District 6.500%
                  11/01/03*........................................        268,125
                                                                     --------------
                                                                           854,688
                                                                     --------------
HEALTH & HOSPITAL - 3.5%
     250,000    Clackamas County Hospital Facility Revenue 5.800%
                  3/01/02 (MBIA)...................................        259,062
     300,000    Clackamas County Hospital (Sisters of Providence)
                  6.200% 10/01/02..................................        321,000
     293,000    Deschutes County (St. Charles Medical Center)
                  6.750% 1/01/06*..................................        310,214
                                                                     --------------
                                                                           890,276
                                                                     --------------
MISCELLANEOUS - 13.5%
     250,000    City of Portland 6.950% 4/01/99....................        261,250
      90,000    Puerto Rico G.O. 7.125% 7/01/02....................         92,268
     240,000    Puerto Rico G.O. 7.125% 7/01/02....................        245,743
     100,000    State of Oregon G.O. 9.000% 4/01/03................        120,250
     175,000    State of Oregon G.O. 7.200% 7/01/04................        197,969
     205,000    State of Oregon G.O. 8.200% 7/01/04................        243,437
     110,000    State of Oregon G.O. 6.000% 8/01/04................        117,150
     200,000    State of Oregon G.O. 9.000% 10/01/04...............        220,250
     355,000    State of Oregon G.O. 6.750% 5/01/05................        394,494
     250,000    State of Oregon G.O. (Veterans) 7.250% 7/01/06.....        289,375
     300,000    Salem Oregon - Series A 5.875% 1/01/07.............        307,875
     200,000    State of Oregon G.O. 7.250% 1/01/07................        232,000
     200,000    State of Oregon G.O. (Veterans) 8.250% 1/01/07.....        246,250
     100,000    State of Oregon G.O. (Alt Energy) 6.400% 1/01/08...        103,125
     180,000    State of Oregon G.O. 9.200% 4/01/08................        238,950

*Dates reflect pre-refunded dates.
See accompanying notes to financial statements.

CRABBE HUSON OREGON TAX-FREE FUND
SCHEDULE OF INVESTMENTS

April 30, 1997 (Unaudited)

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                       FIXED INCOME SECURITIES - (CONTINUED)
-----------------------------------------------------------------------------------
MISCELLANEOUS - (CONTINUED)
  $  100,000    Oregon State Veterans Welfare 5.550% 4/01/09.......   $    101,250
                                                                     --------------
                                                                         3,411,636
                                                                     --------------
PUBLIC IMPROVEMENTS - 7.2%
     335,000    Central Lincoln PUD 6.500% 1/01/02.................        355,519
     350,000    City of Portland (Urban Renewal) 5.700% 6/01/04....        363,562
     400,000    Metro Oregon Open Spaces Program 4.900% 9/01/07....        388,000
     270,000    Port of Morrow (Pollution Control) 6.375%
                  4/01/08*.........................................        288,225
     160,000    Portland Oregon Building Service 4.750% 4/01/08....        154,600
     150,000    Metro Oregon Regional Center 5.000% 8/01/10........        140,438
     135,000    Bend County Library 5.375% 6/01/11 (AMBAC).........        134,156
                                                                     --------------
                                                                         1,824,500
                                                                     --------------
REFUNDING BONDS - 6.8%
     400,000    Metropolitan Service District 7.000% 7/01/01*......        431,000
     400,000    Oregon State Department General Services 6.100%
                  9/01/06..........................................        422,500
     250,000    Oregon State Revenue - Series B 6.250% 1/01/08*....        267,188
     270,000    Metropolitan Service District 6.600% 7/01/11*......        286,875
     185,000    Oregon Economic Development Dept-Series B 6.350%
                  1/01/13*.........................................        198,181
     100,000    Oregon State Department General Services 7.200%
                  1/15/15*.........................................        108,375
                                                                     --------------
                                                                         1,714,119
                                                                     --------------
SEWER AND WATER - 13.8%
     260,000    Portland Oregon Sewer System Revenue 5.550%
                  6/01/04..........................................        270,400
     350,000    Portland Oregon Sewer System 5.750% 10/01/05
                  (FGIC)...........................................        367,500
     500,000    Washington County Sewer System 5.800% 10/01/05
                  (AMBAC)..........................................        524,375
     350,000    Washington County Sewer System 5.900% 10/01/06
                  (AMBAC)..........................................        367,062
     940,000    McMinnville Sewer System 4.700% 2/01/07 (FGIC).....        911,800
     100,000    Portland Oregon Sewer System Revenue 5.150%
                  3/01/08..........................................         99,625
     100,000    Portland Oregon Sewer System Revenue 5.100%
                  8/01/08..........................................         99,750
     350,000    Portland Oregon Sewer System 6.000% 10/01/12
                  (FGIC)...........................................        363,125

*Dates reflect pre-refunded dates.
See accompanying notes to financial statements.

CRABBE HUSON OREGON TAX-FREE FUND
SCHEDULE OF INVESTMENTS

April 30, 1997 (Unaudited)

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                       FIXED INCOME SECURITIES - (CONTINUED)
-----------------------------------------------------------------------------------
SEWER AND WATER - (CONTINUED)
  $  500,000    McMinnville Sewer System 5.000% 2/01/14 (FGIC).....   $    469,375
                                                                     --------------
                                                                         3,473,012
                                                                     --------------
TRANSPORTATION - 6.6%
     545,000    Oregon State Light Rail 7.000% 6/01/04.............        604,269
   1,000,000    Tri-Met Light Rail 5.900% 7/01/06..................      1,048,750
                                                                     --------------
                                                                         1,653,019
                                                                     --------------

Total Fixed Income Securities                                           24,600,763
                                                                     --------------
                           SHORT TERM INVESTMENT - 0.9%
-----------------------------------------------------------------------------------
INVESTMENT COMPANY - 0.9%
     226,434    DreyfusTax-Exempt Cash Management Fund 4.000%**....        226,434
                                                                     --------------

Total Investments - 98.5%                                               24,827,197
  (Cost $24,119,814)***
Other Assets and (Liabilities), Net - 1.5%                                 366,710
                                                                     --------------

TOTAL NET ASSETS - 100.0%                                            $  25,193,907
                                                                     --------------
                                                                     --------------

AMBAC - American Municipal Bond Assurance Corp.
FGIC - Financial Guaranty Insurance Corp.
FSA - Financial Security Assurance
G.O. - General Obligation
MBIA - Municipal Bond Insurance Assoc.
PUD - Public Utility District

 **  Rate reflects 7 day yield as of April 30, 1997.
*** The aggregate cost for federal income tax purpose is identical. Aggregate gross unrealized appreciation is $816,984 and the aggregate gross unrealized depreciation is $109,601, resulting in net unrealized appreciation of $707,383.
See accompanying notes to financial statements.

CRABBE HUSON INCOME FUND

INVESTMENT OBJECTIVE: TO PROVIDE CAPITAL PRESERVATION AND A HIGH LEVEL OF CURRENT INCOME THROUGH A DIVERSIFIED PORTFOLIO OF FIXED INCOME SECURITIES, INCLUDING CONVERTIBLE BONDS AND DEBENTURES.

                               INVESTMENT RESULTS

Primary Class

      Inception Date January 31, 1989

     SIX MONTHS             ANNUALIZED TOTAL RETURN
ENDING APRIL 30, 1997     PERIOD ENDING MARCH 31, 1997
---------------------  ----------------------------------
                       1 Year                       3.27%
        1.00%          5 Year                       5.47%
                       Life of Fund                 6.80%

        INVESTMENT RESULTS QUOTED ARE HISTORICAL, INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS, AND CAPITAL GAINS, AND REPRESENT PAST PERFORMANCE. FUTURE RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

For the six months ending April 30, 1997, the Crabbe Huson Income Fund returned an even 1.00%, slightly lagging the 1.30% returned by the Lehman Brothers Government/Corporate Bond Index. Viewed on a risk-adjusted basis, the conservative returns for the fund are commensurate with its conservative nature.

It's worth noting that the overall quality of investment-grade bond funds has deteriorated over the last ten years or so. Some managers have added foreign bonds, high-yield ("junk") bonds or collateralized mortgage obligations (CMOs) to portfolios to boost yield. Given the current high valuations for relatively risky bonds, we prefer to keep risk at a minimum (our contrarian style applies as much to bonds as it does stocks). We may sacrifice a bit of performance over the short term, but we prefer the less risky path. Should yield spreads significantly widen, we may pursue these higher yielding options.

In the Income Fund (and across the board for our fixed income offerings), we maintained a fairly consistent duration during the reporting period. We elected to keep the positions we established late in the 1996 fiscal year, minimize trading costs and maintain a portfolio we believed was well positioned to weather any bond market gyrations.

In retrospect, we think it was the right move. The benchmark 30-year Treasury bond stood at 6.65% at the end of last October; it finished the fiscal half-year at 6.95%, a relatively modest upward change in yield. The primary driver of higher market interest rates was the explosive economic growth enjoyed during the period. The nation's gross domestic product grew by a staggering 5.6% during the winter months, its strongest showing in nine years, and jobs were added to payrolls at a rate of nearly a quarter of a million per month. This growth sounded the inflation alarm for the Federal Reserve, and on March 25 its Federal Open Market Committee hiked interest rates by a quarter of a point.

When rates went up, our average maturities were slightly longer than that of the index -- around 115% of its average. If the economy cools and rates fall, we're well positioned to benefit. Recent data suggests the economy is in fact softening. Payroll growth has slowed, and Washington seems close to the long-elusive five-year balanced budget plan. Bonds have reacted positively: In April alone, market returns approximated 1.5%, its best month since November, 1996.

Going forward, we remain cautiously optimistic for bonds. We plan no significant moves until we see appropriate opportunities in the market. As we've stated, our contrarian strategy may cause us to miss some turns in the economy, but we're also often able to look past the false signals that cause some bond fund returns to fluctuate wildly. We fully expect to be present for true market opportunities as they develop.

     [SIGNATURE]
Garth R. Nisbet, CFA

CRABBE HUSON INCOME FUND
SCHEDULE OF INVESTMENTS

April 30, 1997 (Unaudited)

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                               MARKET VALUE
--------------  ---------------------------------------------------  --------------
                          FIXED INCOME SECURITIES - 97.3%
-----------------------------------------------------------------------------------
AGENCIES - 1.4%
  $   50,000    Interamerican Development Bank 6.125% 3/08/06......    $   47,188
                                                                     --------------
CORPORATE BONDS - 35.3%
     100,000    WMX Technologies 6.700% 5/01/01....................        99,125
      50,000    IBM Corp 7.250% 11/01/02...........................        50,688
     100,000    JP Morgan & Company 7.625% 9/15/04.................       102,625
     100,000    Pacific Bell 6.250% 3/01/05........................        94,750
     100,000    Anheuser Busch 7.000% 9/01/05......................        98,375
     100,000    Bear Stearns Company 6.875% 10/01/05...............        96,500
     100,000    Snap-on, Inc. 6.625% 10/01/05......................        97,125
      50,000    Walt Disney Company 6.750% 3/30/06.................        48,500
     100,000    Sysco Corp 7.000% 5/01/06..........................        99,125
      50,000    Teleport Communications 9.875% 7/01/06.............        52,000
     100,000    Wal-Mart Stores 8.000% 9/15/06.....................       105,875
     100,000    Eli Lilly 8.375% 12/01/06..........................       108,750
      50,000    AT&T Corp 7.750% 3/01/07...........................        51,875
     100,000    GTE South 6.000% 2/15/08...........................        90,625
                                                                     --------------
                                                                        1,195,938
                                                                     --------------
INSURED BONDS - 2.6%
      90,000    City of Lincoln, Oregon 5.800% 6/01/97 (AMBAC).....        89,982
                                                                     --------------
MORTGAGE PASS-THROUGH SECURITIES - 31.4%
      75,624    Federal National Mortgage Association Pool #30333
                  9.250% 9/01/16...................................        79,806
     117,105    Federal Home Loan Mortgage Corp Pool #302029 9.500%
                  10/01/16.........................................       124,529
     135,542    Federal Home Loan Mortgage Corp Pool #303033 9.000%
                  4/01/17..........................................       141,809
     211,582    Federal Home Loan Mortgage Corp Pool #301538
                  10.000% 7/01/17..................................       228,432
     133,050    Federal Home Loan Mortgage Corp Pool #C80344 7.500%
                  09/01/25.........................................       132,352
     141,200    Federal Home Loan Mortgage Corp Pool #D65456 7.000%
                  11/01/25.........................................       137,274
     214,803    Federal Home Loan Mortgage Corp Pool #C80409 8.000%
                  06/01/26.........................................       218,077
                                                                     --------------
                                                                        1,062,279
                                                                     --------------

See accompanying notes to financial statements.

CRABBE HUSON INCOME FUND
SCHEDULE OF INVESTMENTS

April 30, 1997 (Unaudited)

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                               MARKET VALUE
--------------  ---------------------------------------------------  --------------
                       FIXED INCOME SECURITIES - (CONTINUED)
-----------------------------------------------------------------------------------
U.S. GOVERNMENT BONDS - 26.6%
  $  430,000    U.S. Treasury Bond 6.000% 2/15/26..................    $  375,768
     175,000    U.S. Treasury Bond 6.750% 8/15/26..................       169,237
     380,000    U.S. Treasury Bond 6.500% 11/15/26.................       356,155
                                                                     --------------
                                                                          901,160
                                                                     --------------
Total Fixed Income Securities                                           3,296,547
                                                                     --------------
                           SHORT TERM INVESTMENT - 1.2%
-----------------------------------------------------------------------------------
INVESTMENT COMPANY - 1.2%
      41,056    SSgA U.S. Government Money Market Fund 5.140%*.....        41,056
                                                                     --------------

Total Investments - 98.5%                                               3,337,603
  (Cost $3,360,844)**
Other Investments*** - 12.0%                                              404,736
  (Cost $404,736)
Other Assets and (Liabilities), Net - (10.5%)                            (355,597  )
                                                                     --------------

TOTAL NET ASSETS - 100.0%                                            $  3,386,742
                                                                     --------------
                                                                     --------------

  * Rate reflects 7 day yield as of April 30, 1997.
 ** The aggregate cost for federal income tax purpose is identical.
    Aggregate gross unrealized appreciation is $32,604 and the aggregate gross unrealized depreciation is $55,845, resulting in net unrealized depreciation of $23,241.
*** Investment of collateral received for securities loaned in Navigator
    Securities Lending Trust-Prime Portfolio. As of April 30, 1997, the market value of the securities on loan is $396,286.
AMBAC -American Municipal Bond Assurance Corp.
See accompanying notes to financial statements.

CRABBE HUSON U.S. GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE: TO PROVIDE A HIGH LEVEL OF CURRENT INCOME, CONSISTENT WITH CAPITAL PRESERVATION, THROUGH A PORTFOLIO OF SHORT- AND INTERMEDIATE-TERM DEBT OBLIGATIONS OF THE UNITED STATES GOVERNMENT AND ITS AGENCIES OR
INSTRUMENTALITIES. AT LEAST 75% OF THE FUND'S ASSETS MUST HAVE MATURITIES OF FIVE YEARS OR LESS.

                               INVESTMENT RESULTS

Primary Class

      Inception Date January 31, 1989

     SIX MONTHS             ANNUALIZED TOTAL RETURN
ENDING APRIL 30, 1997     PERIOD ENDING MARCH 31, 1997
---------------------  ----------------------------------
                       1 Year                       3.60%
        1.51%          5 Year                       5.05%
                       Life of Fund                 6.49%

        INVESTMENT RESULTS QUOTED ARE HISTORICAL, INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS, AND CAPITAL GAINS, AND REPRESENT PAST PERFORMANCE. FUTURE RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The U.S. Government(1) Income Fund posted a 1.51% return for the first half of fiscal 1997, a number that ranks the fund roughly in the middle of the pack among its industry peers. The fund's appropriate benchmark, the Ryan Labs Three-Year Treasury Index, returned 1.78% for the reporting period. The difference is attributable to a moderately longer average maturity for the fund than for the comparable index.

The fund's returns, which are subject to fluctuations in the short and intermediate sectors of the bond market, were favorable in a climate of higher rates and weaker returns. Current returns are especially reflective of an increase in yields. For example, rates on five-year Treasuries increased from 6.25% on January 31, 1997 to 6.55% at the end of the quarter. By contrast, rates on three-month Treasury bills increased by only .10% to finish at 5.25% for the same period. Yield shifts aren't always parallel: bond mutual fund returns often differ according to the positioning of their portfolios.

The fund's results for 1997 will again reflect broader market changes in the short-term areas of the U.S. yield curve. Over the next six months, we expect additional bond market volatility, due in part to a spillover from what we believe will be a more turbulent stock market. We look for additional buffeting if wages pick up or currency fluctuations become more pronounced.

In light of our conservative approach and the potential for bond market volatility, our outlook for the portfolio going forward is very positive. If overvalued sections of the stock market are making investors nervous, the fund offers an excellent option for short-term capital preservation and current income.

     [SIGNATURE]
Garth R. Nisbet, CFA

-------------------
(1) An investment in the fund is neither insured nor guaranteed by the U.S. Government.

CRABBE HUSON U.S. GOVERNMENT INCOME FUND
SCHEDULE OF INVESTMENTS

April 30, 1997 (Unaudited)

  FACE VALUE    SECURITIES DESCRIPTION                               MARKET VALUE
--------------  ---------------------------------------------------  --------------
                          FIXED INCOME SECURITIES - 98.7%
-----------------------------------------------------------------------------------
AGENCIES - 34.5%
  $  255,000    International Bank For Reconstruction & Development
                  Floater 5.390%* 08/07/97.........................    $  251,147
     150,000    Federal National Mortgage Association 4.950%
                  9/30/98..........................................       147,682
     200,000    Federal National Mortgage Association 6.340%
                  12/23/99.........................................       198,828
     200,000    Federal National Mortgage Association 6.256%
                  2/25/00..........................................       198,128
     120,000    Federal National Mortgage Association 6.080%
                  9/25/00..........................................       117,974
     200,000    Federal National Mortgage Association 8.250%
                  12/18/00.........................................       210,078
     220,000    Federal Home Loan Bank 6.290% 2/21/02..............       216,040
     180,000    Tennessee Valley Authority 6.125% 7/15/03..........       172,350
     200,000    Federal National Mortgage Association 5.800%
                  12/10/03.........................................       189,430
     200,000    Federal Home Loan Bank 6.490% 1/08/04..............       195,598
      50,000    Federal Home Loan Bank 7.590% 3/10/05..............        51,782
      50,000    Federal National Mortgage Association 7.375%
                  3/28/05..........................................        51,148
     200,000    Federal National Mortgage Association 5.875%
                  2/02/06..........................................       185,550
                                                                     --------------
                                                                        2,185,735
                                                                     --------------
U.S. GOVERNMENT NOTES - 64.2%
   1,170,000    U. S. Treasury Note 5.000% 1/31/98.................     1,162,512
      30,000    U. S. Treasury Note 5.125% 2/28/98.................        29,806
     125,000    U. S. Treasury Note 6.250% 7/31/98.................       125,266
     825,000    U. S. Treasury Note 6.125% 8/31/98.................       825,058
     500,000    U. S. Treasury Note 6.000% 9/30/98.................       499,360
     190,000    U. S. Treasury Note 6.250% 8/31/00.................       188,797
     100,000    U. S. Treasury Note 5.625% 11/30/00................        97,268
     100,000    U. S. Treasury Note 5.625% 2/28/01.................        97,034
   1,060,000    U. S. Treasury Note 6.500% 10/15/06................     1,041,694
                                                                     --------------
                                                                        4,066,795
                                                                     --------------
Total Fixed Income Securities                                           6,252,530
                                                                     --------------
                           SHORT TERM INVESTMENT - 0.4%
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.4%
      23,942    State Street Bank and Trust Company** 4.250%
                  5/01/97..........................................        23,942
                                                                     --------------
Total Investments - 99.1%                                               6,276,472
  (Cost $6,307,030)***
Other Assets and (Liabilities), Net - 0.9%                                 56,461
                                                                     --------------
TOTAL NET ASSETS - 100.0%                                            $  6,332,933
                                                                     --------------
                                                                     --------------

  * Represents a structured note that pays interest at a rate that increases (decreases) by a multiple of the peseta/deutchemark exchange rate.
 ** The repurchase agreement, dated 4/30/97, $23,942 due 5/01/97, is collateralized by $25,000 U.S. Treasury Note, 5.250%, maturing 12/31/97, with a market value of $25,330.
*** The aggregate cost for federal income tax purpose is identical. Aggregate gross unrealized appreciation is $59,770 and the aggregate gross unrealized depreciation is $90,328, resulting in net unrealized depreciation of $30,558.
See accompanying notes to financial statements.

CRABBE HUSON U.S. GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE: TO PROVIDE CAPITAL PRESERVATION AND A HIGH LEVEL OF CURRENT INCOME WHILE MAINTAINING SHAREHOLDER LIQUIDITY BY INVESTING IN SHORT-TERM MONEY MARKET INSTRUMENTS THAT ARE DIRECT OBLIGATIONS OF THE UNITED STATES GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES, AND REPURCHASE AGREEMENTS WITH RESPECT TO SUCH OBLIGATIONS. THE AVERAGE MATURITY OF THE FUND CANNOT EXCEED 90 DAYS.

                               INVESTMENT RESULTS

Primary Class

      Inception Date January 31, 1989

     SIX MONTHS             ANNUALIZED TOTAL RETURN
ENDING APRIL 30, 1997     PERIOD ENDING MARCH 31, 1997
---------------------  ----------------------------------
                       1 Year                       4.72%
        2.33%          5 Year                       3.92%
                       Life of Fund                 5.13%

        INVESTMENT RESULTS QUOTED ARE HISTORICAL, INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS, AND CAPITAL GAINS, AND REPRESENT PAST PERFORMANCE. FUTURE RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

During a period of relatively low interest rates, the U.S. Government(1) Money Market Fund closed the first six months of the fiscal year with a 2.33% return. On a risk-adjusted basis, this was a very competitive number, given the recent weak money market.

Short term rates increased during the latest fiscal quarter as three-month bill yields rose to 5.25% from 5.15%, and two-year U.S. Treasuries jumped from 5.90% to 6.25%. Most interest rates drifted higher as bond market sentiment shifted toward concern and signs of economic activity strengthened during the first calendar quarter of 1997. For most of the period, we kept the fund's average maturity fairly consistent at around 60 days and kept fairly quiet on the trading front.

The primary driver for money market returns will be short-term rates, so the Federal Reserve Board's actions will be particularly impactful. At present, we foresee little reason to change the average maturity period or alter the fund's strategy in any other significant way. Our outlook is for continuing competitive returns that will make the fund a good option for investors seeking money market returns while preserving capital.

     [SIGNATURE]
Garth R. Nisbet, CFA

-------------------
(1) An investment in the fund is neither insured nor guaranteed by the U.S. Government. Although the fund intends to maintain a stable one dollar per share net asset value, there is no assurance the fund will be able to do so.

CRABBE HUSON U.S. GOVERNMENT MONEY MARKET FUND
SCHEDULE OF INVESTMENTS

April 30, 1997 (Unaudited)

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                         FIXED INCOME SECURITIES* - 100.4%
-----------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY - 100.4%
DISCOUNT NOTES - 100.4%
FEDERAL HOME LOAN BANK
  $  500,000    5.200% 5/16/97.....................................   $    498,917
   1,205,000    5.150% 5/20/97.....................................      1,201,725
   1,000,000    5.130% 5/28/97.....................................        996,152
   1,265,000    5.240% 5/28/97.....................................      1,260,028
   1,500,000    5.150% 5/30/97.....................................      1,493,777
     500,000    5.150% 6/02/97.....................................        497,711
   2,000,000    5.150% 6/03/97.....................................      1,990,558
   2,000,000    5.210% 6/09/97.....................................      1,988,712
   2,000,000    5.270% 6/10/97.....................................      1,988,289
   1,500,000    5.140% 6/13/97.....................................      1,490,791
   2,000,000    5.210% 6/17/97.....................................      1,986,396
     360,000    5.380% 6/18/97.....................................        357,418
     980,000    5.240% 6/19/97.....................................        973,010
     450,000    5.380% 6/27/97.....................................        446,167
   2,000,000    5.470% 6/30/97.....................................      1,981,767
   1,000,000    5.330% 7/01/97.....................................        990,969
   1,000,000    5.470% 7/09/97.....................................        989,516
   2,000,000    5.280% 7/10/97.....................................      1,979,467
   1,500,000    5.140% 7/14/97.....................................      1,484,152
   1,500,000    5.270% 7/17/97.....................................      1,483,092
     920,000    5.230% 7/28/97.....................................        908,238
     750,000    5.490% 7/30/97.....................................        739,706
     500,000    5.250% 7/31/97.....................................        493,365
     870,000    5.470% 8/01/97.....................................        857,838
     990,000    5.480% 8/04/97.....................................        975,683
     500,000    5.550% 8/27/97.....................................        490,904
     920,000    5.280% 8/29/97.....................................        903,808
                                                                     --------------
                                                                        31,448,156
                                                                     --------------
                             OTHER INVESTMENTS - 0.0%
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.0%
       9,701    State Street Bank and Trust Company** 4.250%
                  5/01/97..........................................          9,701
                                                                     --------------
Total Investments - 100.4%                                              31,457,857
  (Cost $31,457,857)***
Other Assets and (Liabilities), Net - (0.4%)                              (137,578 )
                                                                     --------------
TOTAL NET ASSETS - 100.0%                                            $  31,320,279
                                                                     --------------
                                                                     --------------

  *  Rates reflect purchase yield to maturity.
 ** The repurchase agreement, dated 4/30/97, $9,701 due 5/01/97, is collateralized by $10,000 U.S. Treasury Note, 5.875%, maturing 8/15/98, with a market value of $10,083.
***  Aggregate cost for federal income tax purpose is identical.
See accompanying notes to financial statements.

-----------------------------------------------------------------------------
CRABBE HUSON FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

April 30, 1997 (Unaudited)

                                           THE CRABBE    CRABBE HUSON
                                          HUSON SPECIAL    SMALL CAP
                                           FUND, INC.        FUND
                                          -------------  -------------
ASSETS:
Investment securities, at market          $356,703,151   $ 46,277,526
Deposits with brokers for securities
 sold short                                47,293,396              --
Receivables:
  Dividends and interest                      157,062          12,615
  Fund shares sold                          1,378,609          87,938
  Investment securities sold                8,757,839       1,971,258
Proceeds from securities sold short        45,903,081              --
Organization expenses (Note 1)                212,895         129,344
Prepaid Expenses                               29,568           2,204
                                          -------------  -------------
                                          $460,435,601   $ 48,480,885
                                          -------------  -------------
LIABILITIES:
Securities sold short, at market
 (proceeds $45,903,081)                    73,472,150              --
Payables:
  Investment securities purchased             575,645          13,968
  Fund shares redeemed                        708,839          41,368
  Deposits for securities loaned                   --              --
  Directors/Trustees Fees (Note 2)              9,170              --
  Income dividend                                  --              --
Accrued liabilities                           303,906          13,897
                                          -------------  -------------
                                           75,069,710          69,233
                                          -------------  -------------
NET ASSETS:                               $385,365,891   $ 48,411,652
                                          -------------  -------------
                                          -------------  -------------
NET ASSETS CONSIST OF:
  Capital shares                               25,217              --
  Capital paid in                         334,913,581      44,681,123
  Undistributed (distributed in excess
   of) net investment income                   85,599            (784)
  Undistributed net realized gain (loss)
   on investments                          35,517,994       2,631,516
  Net unrealized appreciation
   (depreciation) on investments and
   short sales                             14,823,500       1,099,797
                                          -------------  -------------
                                          $385,365,891   $ 48,411,652
                                          -------------  -------------
                                          -------------  -------------
PRIMARY CLASS
  Net Assets                              $385,365,891   $ 23,249,828
  Shares outstanding (Note 3)              25,291,130       1,915,613
                                          -------------  -------------
                                          -------------  -------------
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                          $     15.24    $      12.14
                                          -------------  -------------
                                          -------------  -------------
INSTITUTIONAL CLASS
  Net Assets                                       --    $ 25,161,824
  Shares outstanding (Note 3)                      --       2,070,774
                                          -------------  -------------
                                          -------------  -------------
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                                   --    $      12.15
                                          -------------  -------------
                                          -------------  -------------
INVESTMENTS, AT COST                      $314,310,582   $ 45,177,729

See accompanying notes to financial statements.

---------------------------------------------------------------------

                                          CRABBE HUSON                    CRABBE HUSON
                                              ASSET          CRABBE       REAL ESTATE
                                           ALLOCATION     HUSON EQUITY     INVESTMENT
                                              FUND            FUND            FUND
                                          -------------   -------------   ------------
ASSETS:
Investment securities, at market          $130,744,861    $405,425,809    $34,034,949
Deposits with brokers for securities
 sold short                                         --              --             --
Receivables:
  Dividends and interest                       611,276         403,295        137,806
  Fund shares sold                              20,178         280,811         73,379
  Investment securities sold                   450,860       1,992,471             --
Proceeds from securities sold short                 --              --             --
Organization expenses (Note 1)                  36,700         132,452         70,320
Prepaid Expenses                                 8,527          28,319          1,735
                                          -------------   -------------   ------------
                                          $131,872,402    $408,263,157    $34,318,189
                                          -------------   -------------   ------------
LIABILITIES:
Securities sold short, at market
 (proceeds $45,903,081)                             --              --             --
Payables:
  Investment securities purchased              264,372       2,469,221             --
  Fund shares redeemed                          40,299         438,683         10,428
  Deposits for securities loaned            19,185,703      49,233,313      4,903,907
  Directors/Trustees Fees (Note 2)               2,203           8,144            210
  Income dividend                               60,527              --         18,931
Accrued liabilities                             63,451         254,359         50,884
                                          -------------   -------------   ------------
                                            19,616,555      52,403,720      4,984,360
                                          -------------   -------------   ------------
NET ASSETS:                               $112,255,847    $355,859,437    $29,333,829
                                          -------------   -------------   ------------
                                          -------------   -------------   ------------
NET ASSETS CONSIST OF:
  Capital shares                                    --              --             --
  Capital paid in                          104,027,491     307,240,892     26,374,080
  Undistributed (distributed in excess
   of) net investment income                   (34,853)        295,154         98,182
  Undistributed net realized gain (loss)
   on investments                            8,292,956      43,327,821      1,684,241
  Net unrealized appreciation
   (depreciation) on investments and
   short sales                                 (29,747)      4,995,570      1,177,326
                                          -------------   -------------   ------------
                                          $112,255,847    $355,859,437    $29,333,829
                                          -------------   -------------   ------------
                                          -------------   -------------   ------------
PRIMARY CLASS
  Net Assets                              $ 97,904,693    $332,717,058    $29,333,829
  Shares outstanding (Note 3)                7,648,481      17,991,803      2,446,240
                                          -------------   -------------   ------------
                                          -------------   -------------   ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                          $      12.80    $      18.49    $     11.99
                                          -------------   -------------   ------------
                                          -------------   -------------   ------------
INSTITUTIONAL CLASS
  Net Assets                              $ 14,351,154    $ 23,142,379             --
  Shares outstanding (Note 3)                1,121,168       1,249,611             --
                                          -------------   -------------   ------------
                                          -------------   -------------   ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                          $      12.80    $      18.52             --
                                          -------------   -------------   ------------
                                          -------------   -------------   ------------
INVESTMENTS, AT COST                      $130,774,608    $400,430,239    $32,857,623

See accompanying notes to financial statements.

---------------------------------------------------------------------
CRABBE HUSON FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

April 30, 1997 (Unaudited)

                                           CRABBE HUSON        CRABBE
                                          OREGON TAX-FREE   HUSON INCOME
                                               FUND             FUND
                                          ---------------   -------------
ASSETS:
Investment securities, at market          $24,827,197       $  3,742,339
Receivables:
  Dividends and interest                      403,319             54,657
  Fund shares sold                                 --                232
  Investment securities sold                       --                 51
Organization expenses (Note 1)                  7,830              6,151
Prepaid Expenses                                1,755                273
                                          ---------------   -------------
                                          $25,240,101       $  3,803,703
                                          ---------------   -------------
LIABILITIES:
Payables:
  Fund shares redeemed                             --                 --
  Deposits for securities loaned                   --            404,736
  Directors/Trustees Fees (Note 2)                435                118
  Income dividend                              20,678              2,446
Accrued liabilities                            25,081              9,661
                                          ---------------   -------------
                                               46,194            416,961
                                          ---------------   -------------
NET ASSETS:                               $25,193,907       $  3,386,742
                                          ---------------   -------------
                                          ---------------   -------------
NET ASSETS CONSIST OF:
  Capital paid in                          24,291,799          3,453,612
  Undistributed (distributed in excess
   of) net investment income                      956                308
  Undistributed net realized gain (loss)
   on investments                             193,769            (43,937)
  Net unrealized appreciation
   (depreciation) on investments and
   short sales                                707,383            (23,241)
                                          ---------------   -------------
                                          $25,193,907       $  3,386,742
                                          ---------------   -------------
                                          ---------------   -------------
PRIMARY CLASS
  Shares outstanding (Note 3)               2,029,969            339,128
                                          ---------------   -------------
                                          ---------------   -------------
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                          $     12.41       $       9.99
                                          ---------------   -------------
                                          ---------------   -------------
INVESTMENTS, AT COST                      $24,119,814       $  3,765,580

See accompanying notes to financial statements.

---------------------------------------------------------------------

                                                               CRABBE HUSON
                                            CRABBE HUSON     U.S. GOVERNMENT
                                          U.S. GOVERNMENT      MONEY MARKET
                                            INCOME FUND            FUND
                                          ----------------   ----------------
ASSETS:
Investment securities, at market          $     6,276,472    $    31,457,857
Receivables:
  Dividends and interest                           68,431                  1
  Fund shares sold                                    307            409,575
  Investment securities sold                           --                 --
Organization expenses (Note 1)                      6,249             18,142
Prepaid Expenses                                      524              2,517
                                          ----------------   ----------------
                                          $     6,351,983    $    31,888,092
                                          ----------------   ----------------
LIABILITIES:
Payables:
  Fund shares redeemed                                 --            486,879
  Deposits for securities loaned                       --                 --
  Directors/Trustees Fees (Note 2)                    166                858
  Income dividend                                   7,273             34,866
Accrued liabilities                                11,611             45,210
                                          ----------------   ----------------
                                                   19,050            567,813
                                          ----------------   ----------------
NET ASSETS:                               $     6,332,933    $    31,320,279
                                          ----------------   ----------------
                                          ----------------   ----------------
NET ASSETS CONSIST OF:
  Capital paid in                               6,445,523         31,320,279
  Undistributed (distributed in excess
   of) net investment income                       (1,500)                --
  Undistributed net realized gain (loss)
   on investments                                 (80,532)                --
  Net unrealized appreciation
   (depreciation) on investments and
   short sales                                    (30,558)                --
                                          ----------------   ----------------
                                          $     6,332,933    $    31,320,279
                                          ----------------   ----------------
                                          ----------------   ----------------
PRIMARY CLASS
  Shares outstanding (Note 3)                     599,783         31,320,279
                                          ----------------   ----------------
                                          ----------------   ----------------
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                          $         10.56    $          1.00
                                          ----------------   ----------------
                                          ----------------   ----------------
INVESTMENTS, AT COST                      $     6,307,030    $    31,457,857

See accompanying notes to financial statements.

-----------------------------------------------------------------------------
CRABBE HUSON FUNDS
STATEMENTS OF OPERATIONS

For the six months ended April 30, 1997 (Unaudited)

                                           THE CRABBE      CRABBE
                                             HUSON          HUSON
                                            SPECIAL       SMALL CAP
                                           FUND, INC.       FUND
                                          ------------   -----------
INVESTMENT INCOME
  Interest                                $ 3,017,098    $  148,282
  Dividends (net of foreign taxes
   withheld of $0; $0; $2,407; $12,257;
   and $0 respectively)                     1,502,829       105,984
                                          ------------   -----------
                                            4,519,927       254,266
                                          ------------   -----------
EXPENSES
  Investment advisory fees (Note 2)         1,815,627       191,528
  Transfer agent - Primary class              414,864        16,596
                Institutional class                --         7,354
  Printing                                     70,855         1,140
  Postage                                      36,510           373
  Custody                                     301,658        12,510
  Legal                                        15,624           614
  Interest                                     54,533           247
  Auditing                                     23,208         2,183
  Insurance                                    12,757           378
  Directors/Trustees fees (Note 2)             17,265           789
  State Registration fees - Primary
                            class              19,759         6,266
                       Institutional
                            class                  --         4,466
  Federal Registration fees                        --         7,372
  Amortization of organization expenses
   -
   Primary class                                   --        16,614
   Institutional class                             --         6,436
  Miscellaneous                                49,318         1,664
  Distribution fees - Primary class
   (Note 2)                                   333,528        27,254
  Administration (Note 2)                      95,454         4,666
                                          ------------   -----------
                                            3,260,960       308,450
  Fees waived by investment advisor
   (Note 2)                                  (186,226)      (43,847)
  Expenses reimbursed by investment
   advisor (Note 2)                                --       (18,257)
  Fees paid indirectly (Note 2)                    --          (310)
                                          ------------   -----------
NET EXPENSES                                3,074,734       246,036
                                          ------------   -----------
NET INVESTMENT INCOME                       1,445,193         8,230
                                          ------------   -----------
REALIZED AND UNREALIZED GAIN:
  Net realized gain on investments         35,323,345     2,632,445
  Net change in unrealized appreciation
   or depreciation of investments and
   short sales                             21,457,743     1,014,881
                                          ------------   -----------
NET GAIN ON INVESTMENTS                    56,781,088     3,647,326
                                          ------------   -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                          $58,226,281    $3,655,556
                                          ------------   -----------
                                          ------------   -----------

See accompanying notes to financial statements.

---------------------------------------------------------------------

                                                                                CRABBE
                                                                                 HUSON
                                            CRABBE HUSON         CRABBE       REAL ESTATE
                                          ASSET ALLOCATION    HUSON EQUITY    INVESTMENT
                                                FUND              FUND           FUND
                                          -----------------   -------------   -----------
INVESTMENT INCOME
  Interest                                $      1,708,730    $    667,747    $   37,369
  Dividends (net of foreign taxes
   withheld of $0; $0; $2,407; $12,257;
   and $0 respectively)                            471,533       2,702,115       690,366
                                          -----------------   -------------   -----------
                                                 2,180,263       3,369,862       727,735
                                          -----------------   -------------   -----------
EXPENSES
  Investment advisory fees (Note 2)                590,133       1,798,867       147,854
  Transfer agent - Primary class                    46,303         179,124        15,435
                Institutional class                  7,427           7,317            --
  Printing                                          13,488          45,076         1,537
  Postage                                            2,588          11,206           508
  Custody                                           35,349          89,594        11,593
  Legal                                              3,968          13,187           644
  Interest                                             751           3,100         3,445
  Auditing                                           7,140          21,025         2,380
  Insurance                                          2,672           8,315           456
  Directors/Trustees fees (Note 2)                   4,737          16,429           928
  State Registration fees - Primary
                            class                    5,833          11,482         8,267
                       Institutional
                            class                    5,758          10,023            --
  Federal Registration fees                             --              --         2,454
  Amortization of organization expenses
   -
   Primary class                                    34,442         107,079        15,352
   Institutional class                               6,437           6,437            --
  Miscellaneous                                     11,727          41,558         1,798
  Distribution fees - Primary class
   (Note 2)                                        138,812         488,743        36,964
  Administration (Note 2)                           25,670          88,266         4,920
                                          -----------------   -------------   -----------
                                                   943,235       2,946,828       254,535
  Fees waived by investment advisor
   (Note 2)                                        (96,668)        (22,294)      (31,865)
  Expenses reimbursed by investment
   advisor (Note 2)                                (19,622)        (23,777)           --
  Fees paid indirectly (Note 2)                       (147)         (8,972)         (890)
                                          -----------------   -------------   -----------
NET EXPENSES                                       826,798       2,891,785       221,780
                                          -----------------   -------------   -----------
NET INVESTMENT INCOME                            1,353,465         478,077       505,955
                                          -----------------   -------------   -----------
REALIZED AND UNREALIZED GAIN:
  Net realized gain on investments               8,343,889      43,895,908     1,684,242
  Net change in unrealized appreciation
   or depreciation of investments and
   short sales                                  (6,961,192)    (29,705,361)      (70,472)
                                          -----------------   -------------   -----------
NET GAIN ON INVESTMENTS                          1,382,697      14,190,547     1,613,770
                                          -----------------   -------------   -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                          $      2,736,162    $ 14,668,624    $2,119,725
                                          -----------------   -------------   -----------
                                          -----------------   -------------   -----------

See accompanying notes to financial statements.

---------------------------------------------------------------------
CRABBE HUSON FUNDS

STATEMENTS OF OPERATIONS (CONTINUED)

For the six months ended April 30, 1997 (Unaudited)

                                            CRABBE
                                            HUSON        CRABBE
                                            OREGON       HUSON
                                           TAX-FREE      INCOME
                                             FUND         FUND
                                          ----------   ----------
INVESTMENT INCOME
  Interest                                $ 673,823    $ 125,073
                                          ----------   ----------
EXPENSES
  Investment advisory fees (Note 2)          63,869       14,085
  Transfer agent                             14,404       11,525
  Printing                                    3,105          570
  Postage                                       786          322
  Custody                                    11,101        7,128
  Legal                                         793          148
  Interest                                      249           46
  Auditing                                    2,628        1,687
  Insurance                                     530           71
  Directors/Trustees fees (Note 2)              954          191
  Registration fees                              24        5,537
  Amortization of organization expenses       7,308        4,627
  Miscellaneous                               2,427          474
  Distribution fees (Note 2)                 31,934        4,695
  Administration (Note 2)                     5,204          921
                                          ----------   ----------
                                            145,316       52,027
  Fees waived by investment advisor
   (Note 2)                                 (20,134)     (14,085)
  Expenses reimbursed by investment
   advisor (Note 2)                              --      (22,918)
                                          ----------   ----------
NET EXPENSES                                125,182       15,024
                                          ----------   ----------
NET INVESTMENT INCOME                       548,641      110,049
                                          ----------   ----------
REALIZED AND UNREALIZED GAIN:
  Net realized gain (loss) on
   investments                               41,196       64,209
  Net change in unrealized appreciation
   or depreciation of investments          (217,794)    (135,385)
                                          ----------   ----------
NET GAIN (LOSS) ON INVESTMENTS             (176,598)     (71,176)
                                          ----------   ----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                          $ 372,043    $  38,873
                                          ----------   ----------
                                          ----------   ----------

See accompanying notes to financial statements.

---------------------------------------------------------------------

                                                               CRABBE HUSON
                                            CRABBE HUSON     U.S. GOVERNMENT
                                          U.S. GOVERNMENT      MONEY MARKET
                                            INCOME FUND            FUND
                                          ----------------   ----------------
INVESTMENT INCOME
  Interest                                $       205,375    $       983,688
                                          ----------------   ----------------
EXPENSES
  Investment advisory fees (Note 2)                18,876             91,833
  Transfer agent                                   11,301             25,816
  Printing                                            818              4,215
  Postage                                             322              1,339
  Custody                                           5,972             12,334
  Legal                                               248              1,289
  Interest                                             45                222
  Auditing                                          1,835              3,372
  Insurance                                           141                687
  Directors/Trustees fees (Note 2)                    312              1,550
  Registration fees                                 6,242              9,098
  Amortization of organization expenses             4,697             15,797
  Miscellaneous                                       791              4,028
  Distribution fees (Note 2)                        9,438             45,916
  Administration (Note 2)                           1,693              8,423
                                          ----------------   ----------------
                                                   62,731            225,919
  Fees waived by investment advisor
   (Note 2)                                       (18,876)           (91,833)
  Expenses reimbursed by investment
   advisor (Note 2)                               (15,541)            (5,520)
                                          ----------------   ----------------
NET EXPENSES                                       28,314            128,566
                                          ----------------   ----------------
NET INVESTMENT INCOME                             177,061            855,122
                                          ----------------   ----------------
REALIZED AND UNREALIZED GAIN:
  Net realized gain (loss) on
   investments                                    (33,184)                --
  Net change in unrealized appreciation
   or depreciation of investments                 (37,527)                --
                                          ----------------   ----------------
NET GAIN (LOSS) ON INVESTMENTS                    (70,711)                 0
                                          ----------------   ----------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                          $       106,350    $       855,122
                                          ----------------   ----------------
                                          ----------------   ----------------

See accompanying notes to financial statements.

-----------------------------------------------------------------------------
CRABBE HUSON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                     THE CRABBE HUSON
                                                                    SPECIAL FUND, INC.
                                                              -------------------------------
                                                                SIX MONTHS       YEAR ENDED
                                                                  ENDED         OCTOBER 31,
                                                              APRIL 30, 1997        1996
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                       $   1,445,193    $   5,381,244
  Net realized gain (loss) on investments                        35,323,345       13,551,901
  Net change in unrealized appreciation or depreciation of
   investments and short sales                                   21,457,743       32,571,427
                                                              --------------   --------------
  Increase (decrease) in net assets resulting from
   operations                                                    58,226,281       51,504,572
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income -
   Primary shares                                                (1,445,193)      (5,381,244)
   Institutional shares                                                  --               --
  In excess of net investment income -
   Primary shares                                                (2,878,909)      (7,928,234)
   Institutional shares                                                  --               --
  From net realized gain on investments -
   Primary shares                                                (9,865,503)     (13,551,901)
   Institutional shares                                                  --               --
  In excess of net realized gain on investments - Primary
   shares                                                                --      (22,612,405)
CAPITAL SHARE TRANSACTIONS, NET (Note 3)                       (139,710,190)    (399,551,217)
                                                              --------------   --------------
  Total increase (decrease) in net assets                       (95,673,514)    (397,520,429)
FUND NET ASSETS, BEGINNING OF PERIOD                            481,039,405      878,559,834
                                                              --------------   --------------
FUND NET ASSETS, END OF PERIOD**                              $ 385,365,891    $ 481,039,405
                                                              --------------   --------------
                                                              --------------   --------------
**Including undistributed (distribution in excess of) net
  investment income of:                                       $      85,599    $   2,964,508
                                                              --------------   --------------
                                                              --------------   --------------

                                                                      CRABBE HUSON
                                                                       EQUITY FUND
                                                              -----------------------------
                                                               SIX MONTHS
                                                                  ENDED        YEAR ENDED
                                                                APRIL 30,      OCTOBER 31,
                                                                  1997            1996
                                                              -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                       $    478,077    $  2,620,900
  Net realized gain (loss) on investments                       43,895,908      33,226,713
  Net change in unrealized appreciation or depreciation of
   investments                                                 (29,705,361)     19,590,608
                                                              -------------   -------------
  Increase (decrease) in net assets resulting from
   operations                                                   14,668,624      55,438,221
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income -
   Primary shares                                                 (430,093)     (2,620,900)
   Institutional shares                                            (19,411)             --
  In excess of net investment income -
   Primary shares                                               (1,048,499)     (1,071,179)
   Institutional shares                                                 --              --
  From net realized gain on investments -
   Primary shares                                              (33,083,445)    (20,585,296)
   Institutional shares                                           (348,809)             --
CAPITAL SHARE TRANSACTIONS, NET (Note 3)                       (64,871,871)     22,648,015
                                                              -------------   -------------
  Total increase (decrease) in net assets                      (85,133,504)     53,808,861
FUND NET ASSETS, BEGINNING OF PERIOD                           440,992,941     387,184,080
                                                              -------------   -------------
FUND NET ASSETS, END OF PERIOD**                              $355,859,437    $440,992,941
                                                              -------------   -------------
                                                              -------------   -------------
**Including undistributed net investment income of:           $    295,154    $  1,315,080
                                                              -------------   -------------
                                                              -------------   -------------

  * For the period from February 20, 1996 (commencement of operations) to October 31, 1996.
See accompanying notes to financial statements.

---------------------------------------------------------------------

                                                                     CRABBE HUSON                   CRABBE HUSON
                                                                    SMALL CAP FUND              ASSET ALLOCATION FUND
                                                              ---------------------------   -----------------------------
                                                               SIX MONTHS                    SIX MONTHS
                                                                 ENDED       PERIOD ENDED       ENDED        YEAR ENDED
                                                               APRIL 30,     OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                                                  1997          1996*           1997            1996
                                                              ------------   ------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                       $     8,230    $    45,933    $  1,353,465    $  3,151,042
  Net realized gain (loss) on investments                       2,632,445        379,409       8,343,889       6,464,101
  Net change in unrealized appreciation or depreciation of
   investments and short sales                                  1,014,881         84,916      (6,961,192)      2,105,152
                                                              ------------   ------------   -------------   -------------
  Increase (decrease) in net assets resulting from
   operations                                                   3,655,556        510,258       2,736,162      11,720,295
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income -
   Primary shares                                                      --             --      (1,204,689)     (3,082,300)
   Institutional shares                                           (21,320)            --        (135,421)        (14,792)
  In excess of net investment income -
   Primary shares                                                 (37,543)            --              --              --
   Institutional shares                                                --             --          (3,814)             --
  From net realized gain on investments -
   Primary shares                                                (281,168)            --      (6,443,096)     (6,464,101)
   Institutional shares                                           (99,170)            --        (189,266)             --
  In excess of net realized gain on investments - Primary
   shares                                                              --             --              --      (4,974,320)
CAPITAL SHARE TRANSACTIONS, NET (Note 3)                       24,525,562     20,059,477     (10,047,702)     (6,171,166)
                                                              ------------   ------------   -------------   -------------
  Total increase (decrease) in net assets                      27,741,917     20,569,735     (15,287,826)     (8,986,384)
FUND NET ASSETS, BEGINNING OF PERIOD                           20,669,735        100,000     127,543,673     136,530,057
                                                              ------------   ------------   -------------   -------------
FUND NET ASSETS, END OF PERIOD**                              $48,411,652    $20,669,735    $112,255,847    $127,543,673
                                                              ------------   ------------   -------------   -------------
                                                              ------------   ------------   -------------   -------------
**Including undistributed (distribution in excess of) net
  investment income of:                                       $      (784)   $    49,849    $    (34,853)   $    (44,394)
                                                              ------------   ------------   -------------   -------------
                                                              ------------   ------------   -------------   -------------

                                               CRABBE HUSON REAL
                                            ESTATE INVESTMENT FUND
                                          ---------------------------
                                           SIX MONTHS
                                             ENDED        YEAR ENDED
                                           APRIL 30,     OCTOBER 31,
                                              1997           1996
                                          ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
  Net investment income                   $   505,955    $   594,037
  Net realized gain (loss) on
   investments                              1,684,242      1,149,515
  Net change in unrealized appreciation
   or depreciation of investments             (70,472)     2,224,902
                                          ------------   ------------
  Increase (decrease) in net assets
   resulting from operations                2,119,725      3,968,454
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income -
   Primary shares                            (419,024)      (594,037)
   Institutional shares                            --             --
  In excess of net investment income -
   Primary shares                                  --             --
   Institutional shares                            --             --
  From net realized gain on investments
   -
   Primary shares                          (1,144,247)      (238,357)
   Institutional shares                            --             --
CAPITAL SHARE TRANSACTIONS, NET (Note 3)    8,128,435     (1,472,634)
                                          ------------   ------------
  Total increase (decrease) in net
   assets                                   8,684,889      1,663,426
FUND NET ASSETS, BEGINNING OF PERIOD       20,648,940     18,985,514
                                          ------------   ------------
FUND NET ASSETS, END OF PERIOD**          $29,333,829    $20,648,940
                                          ------------   ------------
                                          ------------   ------------
**Including undistributed net investment
  income of:                              $    98,182    $    11,251
                                          ------------   ------------
                                          ------------   ------------

---------------------------------------------------------------------
CRABBE HUSON FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED) (CONTINUED)

                                                                     CRABBE HUSON
                                                                 OREGON TAX-FREE FUND
                                                              ---------------------------
                                                               SIX MONTHS
                                                                 ENDED        YEAR ENDED
                                                               APRIL 30,     OCTOBER 31,
                                                                  1997           1996
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                       $   548,641    $ 1,203,459
  Net realized gain (loss) on investments                          41,196        152,573
  Net change in unrealized appreciation or depreciation of
   investments                                                   (217,794)      (440,577)
                                                              ------------   ------------
  Increase in net assets resulting from operations                372,043        915,455
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                     (548,641)    (1,203,459)
  In excess of net investment income                                   --             --
  From net realized gain on investments                                --         (3,019)
CAPITAL SHARE TRANSACTIONS, NET (Note 3)                         (764,516)    (1,644,327)
                                                              ------------   ------------
  Total increase (decrease) in net assets                        (941,114)    (1,935,350)
FUND NET ASSETS, BEGINNING OF PERIOD                           26,135,021     28,070,371
                                                              ------------   ------------
FUND NET ASSETS, END OF PERIOD**                              $25,193,907    $26,135,021
                                                              ------------   ------------
                                                              ------------   ------------
**Including undistributed net investment income of:           $       956    $       956
                                                              ------------   ------------
                                                              ------------   ------------

                                                              CRABBE HUSON U.S. GOVERNMENT
                                                                    MONEY MARKET FUND
                                                              -----------------------------
                                                               SIX MONTHS
                                                                  ENDED        YEAR ENDED
                                                                APRIL 30,      OCTOBER 31,
                                                                  1997            1996
                                                              -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                       $    855,122    $  2,216,779
                                                              -------------   -------------
  Increase (decrease) in net assets resulting from
   operations                                                      855,122       2,216,779
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                      (855,122)     (2,216,779)
CAPITAL SHARE TRANSACTIONS, NET (Note 3)                       (10,850,417)    (12,543,523)
                                                              -------------   -------------
  Total increase (decrease) in net assets                      (10,850,417)    (12,543,523)
FUND NET ASSETS, BEGINNING OF PERIOD                            42,170,696      54,714,219
                                                              -------------   -------------
FUND NET ASSETS, END OF PERIOD                                $ 31,320,279    $ 42,170,696
                                                              -------------   -------------
                                                              -------------   -------------

See accompanying notes to financial statements.

---------------------------------------------------------------------

                                                                     CRABBE HUSON               CRABBE HUSON U.S.
                                                                      INCOME FUND             GOVERNMENT INCOME FUND
                                                              ---------------------------   --------------------------
                                                               SIX MONTHS                    SIX MONTHS
                                                                 ENDED        YEAR ENDED       ENDED       YEAR ENDED
                                                               APRIL 30,     OCTOBER 31,     APRIL 30,     OCTOBER 31,
                                                                  1997           1996           1997          1996
                                                              ------------   ------------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                       $   110,049    $   318,070    $   177,061    $  362,431
  Net realized gain (loss) on investments                          64,209         73,271        (33,184)       99,961
  Net change in unrealized appreciation or depreciation of
   investments                                                   (135,385)      (111,166)       (37,527)      (96,510)
                                                              ------------   ------------   ------------   -----------
  Increase in net assets resulting from operations                 38,873        280,175        106,350       365,882
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                     (110,049)      (315,728)      (177,061)     (362,431)
  In excess of net investment income                               (3,252)            --         (1,593)         (599)
  From net realized gain on investments                                --             --             --            --
CAPITAL SHARE TRANSACTIONS, NET (Note 3)                       (1,232,336)    (2,461,066)    (2,111,819)       88,005
                                                              ------------   ------------   ------------   -----------
  Total increase (decrease) in net assets                      (1,306,764)    (2,496,619)    (2,184,123)       90,857
FUND NET ASSETS, BEGINNING OF PERIOD                            4,693,506      7,190,125      8,517,056     8,426,199
                                                              ------------   ------------   ------------   -----------
FUND NET ASSETS, END OF PERIOD**                              $ 3,386,742    $ 4,693,506    $ 6,332,933    $8,517,056
                                                              ------------   ------------   ------------   -----------
                                                              ------------   ------------   ------------   -----------
**Including undistributed net investment income of:           $       308    $     3,560    $    (1,500)   $       93
                                                              ------------   ------------   ------------   -----------
                                                              ------------   ------------   ------------   -----------

See accompanying notes to financial statements.

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS

April 30, 1997 (Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION: The Crabbe Huson Special Fund, Inc. ("Special Fund"), Crabbe Huson Small Cap Fund ("Small Cap Fund"), Crabbe Huson Asset Allocation Fund ("Asset Allocation Fund"), Crabbe Huson Equity Fund ("Equity Fund"), Crabbe Huson Real Estate Investment Fund ("Real Estate Fund"), Crabbe Huson Oregon Tax-Free Fund ("Oregon Tax-Free Fund") Crabbe Huson Income Fund ("Income Fund"), Crabbe Huson U.S. Government Income Fund ("U.S. Government Income Fund") and Crabbe Huson U.S. Government Money Market Fund ("Money Market Fund") are registered under the Investment Company Act of 1940, as amended. All of the Funds (other than the Oregon Tax-Free Fund) are open-end diversified investment companies. The Oregon Tax-Free Fund is registered under the Investment Company Act of 1940, as amended, as an open-end non-diversified investment company. Each of the Funds (other than the Special Fund) is a separate series of the Crabbe Huson Funds, a Delaware business trust offering an unlimited number of shares of beneficial interest without par value. The Special Fund is an Oregon Corporation which currently is authorized to issue 100,000,000 shares of common stock with $.001 par value. All of the Funds offer shares of the Primary Class and the Small Cap, Asset Allocation, and Equity Funds also offer shares of the Institutional Class. The two classes of shares differ principally in the distribution fees and shareholder servicing fees.

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of financial statements.

SECURITY VALUATION--MONEY MARKET FUND: The securities owned by the Fund are valued based upon the amortized cost method. Pursuant to this method, a security is valued by reference to the acquisition cost as adjusted for amortization of premium or accretion of discount. Although the Fund seeks to maintain the net asset value per share at $1.00, there can be no assurance that the net asset value per share will not vary.

SECURITY VALUATION--ALL OTHER FUNDS: Securities listed or traded on a registered securities exchange, including over-the-counter securities, are valued at the last reported sales price on the date of computation. Where last sale information is not available, the best bid price is used. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Trustees/Directors of the Funds.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Interest income, consisting of interest accrued plus the accretion of original issue discount and minus the amortization of investment premium, is recorded daily on the accrual basis. Dividends are recorded on the ex-dividend date. Net realized gains and losses on investments are computed on the first-in, first-out, method. For Funds with more than one class, investment income and realized and unrealized gains and losses are allocated to each class based upon the relative daily net

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

April 30, 1997 (Unaudited)
assets of each class of shares. Expenses that are directly attributable to a specific fund or class are charged only to that fund or class. Expenses not directly attributable to a specific fund or class are allocated to each fund or class based on its relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS: The Oregon Tax-Free Fund declares dividends from its net investment income each business day. The net investment income for Saturdays, Sundays and holidays is declared as a dividend on the next business day. Declared dividends are accrued through the last business day of each month and are distributed on that date. Net capital gains realized by the Fund, if any, are declared and distributed on an annual basis, usually in December.

The Money Market Fund declares dividends from its net investment income each business day. The net investment income for Saturdays, Sundays and holidays is declared as a dividend on the prior business day. Declared dividends are accrued through the last business day of each month and are distributed on that date. Net capital gains realized by the Fund, if any, are declared and distributed on an annual basis, usually in December.

The Income Fund and U.S. Government Income Fund declare and distribute dividends from net investment income on the last business day of each month. Net capital gains realized by the Funds, if any, are declared and distributed on an annual basis, usually in December.

The Asset Allocation Fund and Real Estate Fund declare and distribute dividends from net investment income on the last business day of each fiscal quarter. Net capital gains realized by the Funds, if any, are declared and distributed on an annual basis, usually in December. The Asset Allocation Fund's dividends are determined on a class level and capital gains are determined on a fund level.

The Special Fund, Small Cap Fund and Equity Fund expect to declare and distribute to shareholders in December substantially all of the net investment income and net realized capital gains, if any. The Small Cap and Equity Funds' dividends are determined on a class level and capital gains are determined on a fund level.

SHORT SALES: The Special Fund sold securities short during the period. Outstanding short sales at April 30, 1997 are listed in the schedule of investments. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security. The Fund is then obligated to return the security to the lender, and therefore it must subsequently purchase the same security.

Proceeds from the sale of a borrowed security remain on deposit with the broker loaning that security. Additional deposits may be required in the event that the value of the securities sold short exceeds a percentage of the amount on deposit with the broker. In addition, the borrowing fund is required to segregate cash or U.S. Government securities

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

April 30, 1997 (Unaudited)
in an amount equal to the market value of all borrowed securities less any amounts on deposit with brokers. As a result of these activities, the borrowing fund will not be deemed to create leverage merely by entering into a short selling transaction, except to the extent that income is earned on amounts on deposit with the broker. The Special Fund may not have the amount on deposit with the broker plus the value of the segregated securities exceed 25% of its Net Assets.

OPTIONS: The Special, Small Cap, Real Estate, Equity, Asset Allocation and Income Funds may write call options on securities they own or have the right to acquire, and may purchase put and call options on individual securities and indexes written by others. The purchase of any of these instruments can result in the entire loss on the investment in that particular instrument or, in the case of writing covered options, can limit the opportunity to earn a profit on the underlying security.

When an option is written (sold), an amount equal to the premium received is recorded as a liability. The amount of liability is adjusted daily to reflect the current market value of the option written. When an option written by the Fund expires on its stipulated expiration date, the Fund realizes a gain equal to the net premium received for the option. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call option was written. In the case of either expiration of a written option or a closing purchase transaction, the liability related to such option is extinguished.

Call or put options purchased are accounted for in the same manner as marketable portfolio securities. When a call or put option is exercised, the proceeds from the underlying securities bought or sold are decreased by the premium paid in determining the gain or loss.

Options on stock indices differ from options on securities in that the exercise of an option on a stock index is settled in cash and does not involve delivery of the actual underlying security.

REPURCHASE AGREEMENTS: Each of the Funds may engage in repurchase agreement transactions. Repurchase agreements are agreements under which a Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days. The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or maturity of the purchased security. All repurchase agreements are fully collateralized and marked to market daily, and may therefore be viewed by the SEC or the courts as loans collateralized by the underlying security. There are some risks associated with repurchase agreements. For instance, in the case of default by the seller, a Fund could incur a loss or, if bankruptcy by the seller, a Fund could incur costs and delays in realizing upon the collateral.

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

April 30, 1997 (Unaudited)

LOANS OF PORTFOLIO SECURITIES: Each of the Funds may lend portfolio securities, up to 20% (10% for Oregon Tax-Free Fund) of the value of a Fund's total assets. The Funds receive total collateral in an amount at least equal to 100% of the market value of the securities loaned at the inception of the loan. The value of the portfolio securities loaned is marked to market on a daily basis and additional collateral is received from the borrower, as necessary, to ensure that its value is at least equal to 100% of the securities loaned at all times. Cash collateral received is invested in a short-term instrument, Navigator Securities Lending Trust-Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company. Interest income earned on the investment of the collateral plus reimbursement for management fees associated with such investment, in excess of rebates to the borrower, is recorded on an accrual basis. Income earned on non-cash collateral is based on a percentage of the market value of the securities loaned and is recorded on an accrual basis. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

ORGANIZATION COSTS: Expenses incurred in connection with the original organization of the Funds are amortized using the sum of the years method. As of April 30, 1997 the initial organization costs for all Funds except for Small Cap Fund and Real Estate Fund have been fully amortized. The Crabbe Huson Group, Inc., the Fund's investment advisor, has agreed that, in the event any of the initial shares are redeemed during the 60-month period for amortizing the Fund's organization costs, the Fund will be reimbursed by the investment advisor for the unamortized balances of such costs in the same proportion as the number of shares reduced bears to the number of initial shares outstanding at the time of redemption.

On February 27, 1996 at a joint annual meeting of the shareholders of record at the close of business on December 20, 1995, of all Funds except for Special Fund and Small Cap Fund, shareholders approved an Agreement and Plan of Reorganization and Liquidation (the "Reorganization") in which each Fund would become a separate series of the Crabbe Huson Funds, a business trust organized under the laws of the State of Delaware (the "Trust"). The reorganization became effective on October 1, 1996. All of the expenses incurred in connection with the reorganization were paid by each of the respective series' of the Trust and are being amortized over a one year period.

The expenses incurred in connection with the addition of the Institutional Class are being amortized over a 60 month period. The costs associated with state registration of shares will be amortized over a period of 12 months.

LINE OF CREDIT: The Funds participate in a $30 million line of credit provided by State Street Corporation, primarily for temporary or emergency purposes. Under the agreement, each of the Funds except Special Fund, may borrow up to the lesser of 15% of each Fund's total assets or the remaining unused balance of the $20 million unsecured line of credit. Special Fund may borrow the lesser of $30 million or 33 1/3% of its total assets on a

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

April 30, 1997 (Unaudited)
secured basis. Interest is payable at the Overnight Federal Funds rate plus 0.75%, on an annualized basis. The Funds are charged quarterly, a negotiated aggregate commitment fee on the daily unutilized credit balance. For the period ended April 30, 1997, average funds borrowed were $1,616,615, $0, $0, $23,029, $109,278, $3,012, $669, $0 and $0 for Special Fund, Small Cap Fund, Asset Allocation Fund, Equity Fund, Real Estate Fund, Oregon Tax-Free Fund, Income Fund, U.S. Government Income Fund and Money Market Fund. At April 30, 1997, the Funds had no borrowings under this line of credit.

When the Special Fund borrows it must put in a segregated account (with the Fund's custodian) debt securities, domestic or foreign equities, or commercial paper in an amount equal to at least 200% of the amount borrowed. The Fund must daily maintain the segregated account to ensure that its value is at least equal to 200% of the funds borrowed at all times. No single issuer, other than U.S. Government and U.S. Government agencies, can comprise in excess of 10% of the pledged collateral.

FEDERAL INCOME TAXES: It is each Fund's policy to distribute substantially all of its taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision has been made for Federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) are recorded by the Funds. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments on the Statement of Changes in Net Assets.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made, between the capital paid in, undistributed net investment income and undistributed net realized gain
(loss) on investments accounts.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

April 30, 1997 (Unaudited)

NOTE 2. INVESTMENT ADVISOR AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISOR: The Funds have entered into an investment advisory agreement with The Crabbe Huson Group, Inc. (the "Advisor"), an affiliated company. The investment advisory fee of each Fund is accrued daily and paid semi-monthly. The annual investment advisory fee for each Fund is described below:

                             ASSET ALLOCATION FUND
                                  SPECIAL FUND
                                 SMALL CAP FUND
                                  EQUITY FUND
                                REAL ESTATE FUND

              1.00% of average daily net assets up to $100,000,000
  .85 of 1% of average daily net assets between $100,000,000 and $500,000,000
            .60 of 1% of average daily net assets over $500,000,000

                                  INCOME FUND

            .75 of 1% of average daily net assets up to $100,000,000
  .60 of 1% of average daily net assets between $100,000,000 and $500,000,000
            .50 of 1% of average daily nets assets over $500,000,000

                          U.S. GOVERNMENT INCOME FUND
                               MONEY MARKET FUND
                              OREGON TAX-FREE FUND

            .50 of 1% of average daily net assets up to $500,000,000
 .45 of 1% of average daily net assets between $500,000,000 and $1,000,000,000
           .40 of 1% of average daily net assets over $1,000,000,000

Through October 31, 1997, the Advisor has agreed to reimburse "Other Expenses," including management fees as necessary, to the extent Total Fund Operating Expenses exceed 1.00% of average daily net assets for Small Cap Fund - Institutional Class, Asset Allocation Fund - Institutional Class, and Equity Fund - Institutional Class. With respect to the other funds, the Advisor may at times voluntarily waive its advisory fees or reimburse a Fund's expenses.

DISTRIBUTOR: The Funds have entered into a distribution agreement with Crabbe Huson Securities, Inc. (the "Distributor"), an affiliated company. The Primary Class shares of each Fund have each adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Under the Plan, each of the participating Funds' Primary Class shares may pay up to 0.25% of such class's average daily net assets to the Distributor as reimbursement for its actual expenses incurred in the distribution and promotion of such class's shares. There is no distribution fee for the Institutional Class shares.

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

April 30, 1997 (Unaudited)

ADMINISTRATOR: State Street Bank and Trust Company (the "Administrator") serves as administrator of the Funds. The Administrator provides services for the Funds that relate to administration, operations and compliance. The Funds pay the Administrator a fee at the rate of 0.06% of the average net assets of the Funds managed by the Advisor up to $500 million, 0.03% of the next $500 million, and 0.01% of those assets in excess of $1 billion, plus $7,500 for each class of share excluding the initial class of share, and certain out of pocket costs. Each Fund pays its pro rata share of such fee.

DIRECTORS/TRUSTEES FEES: Each of the disinterested trustees/directors are paid an annual retainer of $17,000 and are reimbursed for expenses incurred in attending meetings. Each Fund pays its pro rata share of such fees and expenses based upon its relative asset amounts. For the period ended April 30, 1997, the Funds incurred aggregate fees of $43,155.

FEES PAID INDIRECTLY: The Funds have entered into a custodian, recordkeeping, and pricing agreement with Investors Fiduciary Trust Company ("IFTC"). IFTC's fees for these services are subject to reduction by credits earned by each Fund, based on the cash balances of the Funds held by IFTC as Custodian. For the respective period ended April 30, 1997, credits earned were $310, $4,698, and $890 for Small Cap Fund, Equity Fund, and Real Estate Fund.

The Special Fund, Asset Allocation Fund, Equity Fund, and Real Estate Fund, have entered into a directed brokerage agreement with State Street Brokerage Services, Inc. ("SSBSI"). Under this arrangement, SSBSI will pay the Funds a percentage of commissions generated as credits, and used to offset all or a portion of certain outside service providers fees incurred by the Funds. For the period ended April 30, 1997, credits earned of $0, $147, $4,274 and $0 for Special Fund, Asset Allocation Fund, Equity Fund and Real Estate Fund respectively, were used to offset transfer agency fees.

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS

April 30, 1997 (Unaudited)

NOTE 3. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Funds were as follows:

                                         THE CRABBE HUSON                                 CRABBE HUSON SMALL CAP FUND
                                        SPECIAL FUND, INC.                                       PRIMARY CLASS
                      ------------------------------------------------------  ----------------------------------------------------
                               SHARES                      AMOUNT                      SHARES                     AMOUNT
                      ------------------------------------------------------  ----------------------------------------------------
                      SIX MONTHS      YEAR       SIX MONTHS        YEAR       SIX MONTHS     PERIOD       SIX MONTHS     PERIOD
                         ENDED        ENDED         ENDED          ENDED        ENDED         ENDED         ENDED         ENDED
                       APRIL 30,   OCTOBER 31,    APRIL 30,     OCTOBER 31,   APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
                         1997         1996          1997           1996          1997         1996*          1997         1996*
                      ------------------------------------------------------  ----------------------------------------------------
Shares sold            3,662,283   16,617,712   $  53,691,184  $ 233,860,994  1,106,867     2,043,129    $ 13,066,638  $22,018,325
Shares issued in
 reinvestment of
 dividends               963,162    3,308,309      13,532,413     45,480,552     27,329             0         315,372           0
                      ------------------------------------------------------  ----------------------------------------------------
                       4,625,445   19,926,021      67,223,597    279,341,546  1,134,196     2,043,129      13,382,010  22,018,325
Shares redeemed       (14,433,589) (48,496,931)  (206,933,787)  (678,892,763)  (957,199)     (314,513)    (11,416,018) (3,478,097 )
                      ------------------------------------------------------  ----------------------------------------------------
Net increase
 (decrease)           (9,808,144 ) (28,570,910) $(139,710,190) $(399,551,217)   176,997     1,728,616    $  1,965,992  $18,540,228
                      ------------------------------------------------------  ----------------------------------------------------
                      ------------------------------------------------------  ----------------------------------------------------

                                  CRABBE HUSON SMALL CAP FUND
                                      INSTITUTIONAL CLASS
                      ---------------------------------------------------            CRABBE HUSON ASSET ALLOCATION FUND
                                                                                               PRIMARY CLASS
                               SHARES                     AMOUNT            ----------------------------------------------------
                                                                                    SHARES                      AMOUNT
                      ---------------------------------------------------   ----------------------------------------------------
                      SIX MONTHS     PERIOD      SIX MONTHS     PERIOD      SIX MONTHS     YEAR        SIX MONTHS       YEAR
                        ENDED         ENDED         ENDED        ENDED        ENDED        ENDED         ENDED         ENDED
                      APRIL 30,    OCTOBER 31,    APRIL 30,   OCTOBER 31,   APRIL 30,   OCTOBER 31,    APRIL 30,    OCTOBER 31,
                         1997        1996**         1997        1996**         1997        1996           1997          1996
                      ---------------------------------------------------   ----------------------------------------------------
Shares sold           1,923,778      137,489     $22,450,501  $1,519,249      592,297    3,015,467    $  7,767,136  $ 39,902,669
Shares issued in
 reinvestment of
 dividends               10,450            0        120,489            0      518,238      969,482       6,711,829    12,786,682
                      ---------------------------------------------------   ----------------------------------------------------
                      1,934,228      137,489     22,570,990    1,519,249    1,110,535    3,984,949      14,478,965    52,689,351
Shares redeemed            (943)           0        (11,420 )          0    (2,799,389) (4,657,739)    (36,987,144)  (61,385,618)
                      ---------------------------------------------------   ----------------------------------------------------
Net increase
 (decrease)           1,933,285      137,489     $22,559,570  $1,519,249    (1,688,854)   (672,790)   $(22,508,179) $ (8,696,267)
                      ---------------------------------------------------   ----------------------------------------------------
                      ---------------------------------------------------   ----------------------------------------------------

 * For the period from February 20, 1996 (commencement of operations) to October 31, 1996.
** For the period from October 10, 1996 (commencement of operations) to October
   31, 1996.

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

April 30, 1997 (Unaudited)

Transactions in capital shares of the Funds were as follows:

                              CRABBE HUSON ASSET ALLOCATION FUND
                                      INSTITUTIONAL CLASS
                      ---------------------------------------------------                  CRABBE HUSON EQUITY FUND
                                                                                                PRIMARY CLASS
                               SHARES                     AMOUNT            ------------------------------------------------------
                                                                                     SHARES                      AMOUNT
                      ---------------------------------------------------   ------------------------------------------------------
                      SIX MONTHS     PERIOD      SIX MONTHS     PERIOD      SIX MONTHS      YEAR       SIX MONTHS        YEAR
                        ENDED         ENDED         ENDED        ENDED         ENDED        ENDED         ENDED          ENDED
                      APRIL 30,    OCTOBER 31,    APRIL 30,   OCTOBER 31,    APRIL 30,   OCTOBER 31,    APRIL 30,     OCTOBER 31,
                         1997         1996*         1997         1996*         1997         1996          1997           1996
                      ---------------------------------------------------   ------------------------------------------------------
Shares sold           1,152,243      187,617     $15,236,777  $2,510,320    $2,016,968   11,091,787   $  38,940,117  $ 208,125,323
Shares issued in
 reinvestment of
 dividends               25,838        1,105        333,964       14,781     1,692,862    1,173,785      31,673,436     21,649,846
                      ---------------------------------------------------   ------------------------------------------------------
                      1,178,081      188,722     15,570,741    2,525,101     3,709,830   12,265,572      70,613,553    229,775,169
Shares redeemed        (245,635)           0     (3,110,264 )          0    (8,102,118 ) (11,190,672)  (155,282,467)  (211,612,310)
                      ---------------------------------------------------   ------------------------------------------------------
Net increase
 (decrease)             932,446      188,722     $12,460,477  $2,525,101    $(4,392,288)  1,074,900   $ (84,668,914) $  18,162,859
                      ---------------------------------------------------   ------------------------------------------------------
                      ---------------------------------------------------   ------------------------------------------------------

                                   CRABBE HUSON EQUITY FUND
                                      INSTITUTIONAL CLASS
                      ---------------------------------------------------                 CRABBE HUSON REAL ESTATE
                                                                                              INVESTMENT FUND
                               SHARES                     AMOUNT                               PRIMARY CLASS
                                                                            ----------------------------------------------------
                                                                                    SHARES                      AMOUNT
                      ---------------------------------------------------   ----------------------------------------------------
                      SIX MONTHS     PERIOD      SIX MONTHS     PERIOD      SIX MONTHS     YEAR        SIX MONTHS       YEAR
                        ENDED         ENDED         ENDED        ENDED        ENDED        ENDED         ENDED         ENDED
                      APRIL 30,    OCTOBER 31,    APRIL 30,   OCTOBER 31,   APRIL 30,   OCTOBER 31,    APRIL 30,    OCTOBER 31,
                         1997        1996**         1997        1996**         1997        1996           1997          1996
                      ---------------------------------------------------   ----------------------------------------------------
Shares sold           1,053,736      232,349     $20,362,051  $4,605,156    1,855,814    1,378,623    $ 23,097,044  $ 14,907,333
Shares issued in
 reinvestment of
 dividends               19,670            0        368,216            0      115,459       48,016       1,394,397       498,344
                      ---------------------------------------------------   ----------------------------------------------------
                      1,073,406      232,349     20,730,267    4,605,156    1,971,273    1,426,639      24,491,441    15,405,677
Shares redeemed         (50,068)      (6,076)      (933,224 )   (120,000)   (1,308,366) (1,603,237)    (16,363,006)  (16,878,311)
                      ---------------------------------------------------   ----------------------------------------------------
Net increase
 (decrease)           1,023,338      226,273     $19,797,043  $4,485,156      662,907     (176,598)   $  8,128,435  $ (1,472,634)
                      ---------------------------------------------------   ----------------------------------------------------
                      ---------------------------------------------------   ----------------------------------------------------

 * For the period from October 28, 1996 (commencement of operations) to October 31, 1996.
** For the period from October 3, 1996 (commencement of operations) to October
   31, 1996.

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

April 30, 1997 (Unaudited)

Transactions in capital shares of the Funds were as follows:

                               CRABBE HUSON OREGON TAX-FREE FUND
                                         PRIMARY CLASS
                      ---------------------------------------------------               CRABBE HUSON INCOME FUND
                                                                                              PRIMARY CLASS
                               SHARES                     AMOUNT           ---------------------------------------------------
                                                                                    SHARES                     AMOUNT
                      ---------------------------------------------------  ---------------------------------------------------
                      SIX MONTHS      YEAR       SIX MONTHS      YEAR      SIX MONTHS      YEAR       SIX MONTHS      YEAR
                        ENDED         ENDED         ENDED        ENDED       ENDED         ENDED         ENDED        ENDED
                      APRIL 30,    OCTOBER 31,    APRIL 30,   OCTOBER 31,  APRIL 30,    OCTOBER 31,    APRIL 30,   OCTOBER 31,
                         1997         1996          1997         1996         1997         1996          1997         1996
                      ---------------------------------------------------  ---------------------------------------------------
Shares sold              81,278      261,030     $1,017,204   $3,286,985      38,209      192,421     $  388,620   $1,964,440
Shares issued in
 reinvestment of
 dividends               33,261       75,204        416,702      941,352       9,686       27,472         97,854      279,126
                      ---------------------------------------------------  ---------------------------------------------------
                        114,539      336,234      1,433,906    4,228,337      47,895      219,893        486,474    2,243,566
Shares redeemed        (175,303)    (470,511)    (2,198,422 ) (5,872,664 )  (168,927)    (460,625)    (1,718,810 ) (4,704,632 )
                      ---------------------------------------------------  ---------------------------------------------------
Net increase
 (decrease)             (60,764)    (134,277)    $ (764,516 ) $(1,644,327)  (121,032)    (240,732)    $(1,232,336) $(2,461,066)
                      ---------------------------------------------------  ---------------------------------------------------
                      ---------------------------------------------------  ---------------------------------------------------

                                 CRABBE HUSON U.S. GOVERNMENT
                                          INCOME FUND
                                         PRIMARY CLASS
                      ---------------------------------------------------               CRABBE HUSON U.S. GOVERNMENT
                                                                                             MONEY MARKET FUND
                               SHARES                     AMOUNT                               PRIMARY CLASS
                                                                           ------------------------------------------------------
                                                                                    SHARES                      AMOUNT
                      ---------------------------------------------------  ------------------------------------------------------
                      SIX MONTHS      YEAR       SIX MONTHS      YEAR      SIX MONTHS       YEAR       SIX MONTHS       YEAR
                        ENDED         ENDED         ENDED        ENDED        ENDED        ENDED         ENDED          ENDED
                      APRIL 30,    OCTOBER 31,    APRIL 30,   OCTOBER 31,   APRIL 30,   OCTOBER 31,    APRIL 30,     OCTOBER 31,
                         1997         1996          1997         1996         1997          1996          1997          1996
                      ---------------------------------------------------  ------------------------------------------------------
Shares sold              53,617      257,510     $  571,038   $2,731,392   48,610,830    116,487,103    48,610,830    116,487,103
Shares issued in
 reinvestment of
 dividends               12,202       28,445        129,447      302,807      611,317      1,506,752       611,317      1,506,752
                      ---------------------------------------------------  ------------------------------------------------------
                         65,819      285,955        700,485    3,034,199   49,222,147    117,993,855    49,222,147    117,993,855
Shares redeemed        (264,714)    (277,647)    (2,812,304 ) (2,946,194 ) (60,072,564) (130,537,378)  (60,072,564)  (130,537,378)
                      ---------------------------------------------------  ------------------------------------------------------
Net increase
 (decrease)            (198,895)       8,308     $(2,111,819) $   88,005   (10,850,417)  (12,543,523) $(10,850,417) $ (12,543,523)
                      ---------------------------------------------------  ------------------------------------------------------
                      ---------------------------------------------------  ------------------------------------------------------

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

April 30, 1997 (Unaudited)

NOTE 4. INVESTMENT TRANSACTIONS

For the six months ended April 30, 1997, Crabbe Huson U.S. Government Money Market Fund had aggregate security purchases and sales (including maturities) of $112,622,183 and $124,125,727, respectively. Aggregate purchases, sales and maturities for the period ended April 30, 1997 (excluding short-term securities) for the remaining Funds, are as follows:

                                                                          CRABBE HUSON
                                           THE CRABBE     CRABBE HUSON        ASSET
                                          HUSON SPECIAL     SMALL CAP      ALLOCATION     CRABBE HUSON
                                           FUND, INC.         FUND            FUND         EQUITY FUND
                                          -------------------------------------------------------------
Purchases:                                $ 48,260,960    $ 32,050,843    $ 60,048,398    $242,206,253
                                          -------------------------------------------------------------
                                          -------------------------------------------------------------
Sales and Maturities:                      206,231,107       8,803,764      78,460,719     319,391,932
                                          -------------------------------------------------------------
                                          -------------------------------------------------------------

                                          CRABBE HUSON    CRABBE HUSON                    CRABBE HUSON
                                           REAL ESTATE       OREGON                           U.S.
                                           INVESTMENT       TAX-FREE      CRABBE HUSON     GOVERNMENT
                                              FUND            FUND         INCOME FUND     INCOME FUND
                                          -------------------------------------------------------------
Purchases:                                $ 19,492,921    $    392,667    $    371,403    $  2,473,215
                                          -------------------------------------------------------------
                                          -------------------------------------------------------------
Sales and Maturities:                        9,804,441       1,309,590       1,563,504       4,515,703
                                          -------------------------------------------------------------
                                          -------------------------------------------------------------

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

April 30, 1997 (Unaudited)

NOTE 5. PROXY VOTING RESULTS

The Real Estate Fund's sub-advisor, Aldrich, Eastman & Waltch, L.P. ("AEW"), was acquired by New England Investment Companies, L.P., effective December 10, 1996. AEW consolidated their operations with Copley Real Estate Advisors, Inc. and formed AEW Capital Management, L.P. At a special meeting of the shareholders of the Real Estate Fund, on December 30, 1996, the subadvisory contract among Crabbe Huson Funds, on behalf of the Real Estate Fund, the Crabbe Huson Group, Inc. and AEW Capital Management, L.P. was approved as follows:

                                        % OF SHARES TO
                                             TOTAL         % OF SHARES TO
                         NUMBER OF        OUTSTANDING           TOTAL
                          SHARES            SHARES          SHARES VOTED
                      -----------------------------------------------------
For                    1,165,330.630         61.004%            98.967%
Against                    8,058.838          0.422%             0.684%
Abstain                    4,109.000          0.215%             0.349%

THE CRABBE HUSON SPECIAL FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Semi-Annual Report. For the year or period ended 10/31/96 and thereafter, calculations are based for a share outstanding during the period. For years or periods ending prior to 11/1/95, calculations are based on average number of shares outstanding for each period.

                                                          (UNAUDITED)
                                                          PERIOD ENDED                       YEAR ENDED
                                                          ------------     ----------------------------------------------
                                                            4/30/97        10/31/96    10/31/95     10/31/94    10/31/93
                                                          ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....................    $13.71           $13.80      $14.08      $11.82       $8.36
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................      0.06             0.14        0.27        0.05       (0.08)
Net Realized & Unrealized Gain (Loss) on Investments....      1.94             0.55       (0.29)       2.30        3.54
                                                          ---------------------------------------------------------------
    Total from Investment Operations....................      2.00             0.69       (0.02)       2.35        3.46
LESS DISTRIBUTIONS
Distributions from Net Investment                             0.06             0.14        0.02        0.00        0.00
 Income.................................................
Distributions in excess of Net Investment Income........      0.08             0.07        0.00        0.09        0.00
Distributions from Capital Gains........................      0.33             0.21        0.24        0.00        0.00
Distributions in excess of Capital                            0.00             0.36        0.00        0.00        0.00
 Gains..................................................
                                                          ---------------------------------------------------------------
    Total Distributions.................................      0.47             0.78        0.26        0.09        0.00
                                                          ---------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........................    $15.24           $13.71      $13.80      $14.08      $11.82
                                                          ---------------------------------------------------------------
                                                          ---------------------------------------------------------------
TOTAL RETURN............................................     14.86%            5.03%       1.78%      22.40%      41.39%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's).......................  $385,366         $481,039    $878,560    $319,811     $238,167
Ratio of Expenses to Average Net Assets.................      1.50%(d)         1.37%(a)     1.40%      1.44%       1.57%
Ratio of Net Investment Income to Average Net Assets....      0.70%(d)         0.72%       1.95%       0.39%      (0.73)%
Portfolio Turnover Rate.................................     12.95%           32.88%     122.97%     146.44%      73.29%
Average Commission Rate.................................   $0.0433          $0.0358(b)       --          --          --

                                                                                                                      PERIOD

                                                                                                                       ENDED

                                                                                                                    -----------

                                                          10/31/92    10/31/91     10/31/90   10/31/89   10/31/88   10/31/87(c)

NET ASSET VALUE, BEGINNING OF PERIOD....................   $12.05      $8.78        $11.49      $9.69      $8.13    $10.00

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................    (0.02)      0.04          0.15       0.21      (0.05)    (0.04)

Net Realized & Unrealized Gain (Loss) on Investments....    (1.62)      4.01         (1.43)      1.59       1.61     (1.83)

    Total from Investment Operations....................    (1.64)      4.05         (1.28)      1.80       1.56     (1.87)

LESS DISTRIBUTIONS
Distributions from Net Investment                            0.03       0.14          0.22       0.00       0.00      0.00

 Income.................................................
Distributions in excess of Net Investment Income........     2.02       0.64          1.21       0.00       0.00      0.00

Distributions from Capital Gains........................     0.00       0.00          0.00       0.00       0.00      0.00

Distributions in excess of Capital                           0.00       0.00          0.00       0.00       0.00      0.00

 Gains..................................................

    Total Distributions.................................     2.05       0.78          1.43       0.00       0.00      0.00

NET ASSET VALUE, END OF PERIOD..........................    $8.36     $12.05         $8.78     $11.49      $9.69     $8.13

TOTAL RETURN............................................     8.11%     49.58%       (10.90)%    18.68%     19.63%   (30.32)%(d)

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's).......................   $5,857     $3,542        $2,926     $3,356     $4,393    $1,892

Ratio of Expenses to Average Net Assets.................     1.74%      1.92%         2.00%      2.00%      3.94%     2.60%(d)

Ratio of Net Investment Income to Average Net Assets....    (0.25)%     0.32%         1.55%      1.96%      3.34%     0.05%(d)

Portfolio Turnover Rate.................................   102.27%    256.68%       314.73%    275.62%    155.12%     3.90%

Average Commission Rate.................................       --         --            --         --         --        --


THE CRABBE HUSON SPECIAL FUND, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          (UNAUDITED)
                                                          PERIOD ENDED                       YEAR ENDED
                                                          ------------     ----------------------------------------------
                                                            4/30/97        10/31/96    10/31/95     10/31/94    10/31/93
                                                          ---------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (cont.)
Average Number of Shares Outstanding....................  28,541,098*            --          --          --          --
Amount of Debt Outstanding at April 30, 1997............        $0               --          --          --          --
Average Amount of Debt Outstanding During the Period....  $1,616,615*            --          --          --          --
Average Amount of Debt Per Share During the Period......     $0.06               --          --          --          --
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets.................      1.59%(d)         1.37%(a)     1.40%      1.54%       1.59%
Ratio of Net Investment Income to Average Net Assets....      0.61%(d)         0.72%       1.95%       0.29%      (0.75)%
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets.................      1.50%(d)         1.37%         --          --          --
Ratio of Net Investment Income to Average Net Assets....      0.70%(d)         0.72%         --          --          --

                                                                                                                      PERIOD

                                                                                                                       ENDED

                                                                                                                    -----------

                                                          10/31/92    10/31/91     10/31/90   10/31/89   10/31/88   10/31/87(C)

RATIOS/SUPPLEMENTAL DATA (cont.)
Average Number of Shares Outstanding....................       --         --            --         --         --        --

Amount of Debt Outstanding at April 30, 1997............       --         --            --         --         --        --

Average Amount of Debt Outstanding During the Period....       --         --            --         --         --        --

Average Amount of Debt Per Share During the Period......       --         --            --         --         --        --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets.................     2.18%      2.40%         2.86%      2.44%        --        --

Ratio of Net Investment Income to Average Net Assets....    (0.69)%    (0.15)%        0.70%      1.53%        --        --

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets.................       --         --            --         --         --        --

Ratio of Net Investment Income to Average Net Assets....       --         --            --         --         --        --


-------------------

(a) Ratios include expenses paid indirectly through directed brokerage and certain expense offset arrangements.
(b) Disclosure of the average commission rate paid relates to the purchase and sale of investment securities and is required for funds that invest greater than 10% of average net assets in equity transactions. This disclosure is required for fiscal periods beginning on or after September 1, 1995.
(c)  Commencement of operations - 4/9/87.
(d)  Computed on an annualized basis.
(e)  Commencement of operations - 2/20/96.
(f)  Commencement of operations - 10/10/96.
(g)  Commencement of operations - 1/31/89.
(h)  Commencement of operations - 10/28/96.
(i)  Commencement of operations - 10/3/96.
(j)  Commencement of operations - 4/4/94.
(k) The Fund's fiscal year was changed from 9/30 to 10/31, effective 10/31/87, which represents a conformed 12 month period.
  *  Computed on a daily basis.

CRABBE HUSON SMALL CAP FUND - PRIMARY CLASS
FINANCIAL HIGHLIGHTS (CONTINUED)

                                               (UNAUDITED)
                                               PERIOD ENDED   PERIOD ENDED
                                               ------------   ------------
                                                 4/30/97      10/31/96(e)
                                               ---------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $11.02         $10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................     (0.01)          0.03
Net Realized & Unrealized Gain (Loss) on           1.29           0.99
 Investments.................................
                                               ---------------------------
    Total from Investment Operations.........      1.28           1.02
LESS DISTRIBUTIONS
Distributions from Net Investment Income.....      0.00           0.00
Distributions in excess of Net Investment          0.02           0.00
 Income......................................
Distributions from Capital Gains.............      0.14           0.00
                                               ---------------------------
    Total Distributions......................      0.16           0.00
                                               ---------------------------
NET ASSET VALUE, END OF PERIOD...............    $12.14         $11.02
                                               ---------------------------
                                               ---------------------------
TOTAL RETURN.................................     11.66%         10.20%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............   $23,250        $19,156
Ratio of Expenses to Average Net Assets......      1.50%(a)(d)     1.50%(a)(d)
Ratio of Net Investment Income to Average Net     (0.19)%(d)      0.70%(d)
 Assets......................................
Portfolio Turnover Rate......................     27.22%         39.34%
Average Commission Rate......................   $0.0303        $0.0275(b)
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......      1.77%(a)(d)     2.32%(a)(d)
Ratio of Net Investment Income to Average Net     (0.46)%(d)     (0.11)%(d)
 Assets......................................
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......      1.50%(d)       1.51%(d)
Ratio of Net Investment Income to Average Net     (0.19)%(d)      0.71%(d)
 Assets......................................

See footnotes on page 79.

CRABBE HUSON SMALL CAP FUND - INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS (CONTINUED)

                                               (UNAUDITED)
                                               PERIOD ENDED   PERIOD ENDED
                                               ------------   ------------
                                                 4/30/97      10/31/96(f)
                                               ---------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $11.01         $11.05
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................      0.03           0.00
Net Realized & Unrealized Gain (Loss) on           1.28          (0.04)
 Investments.................................
                                               ---------------------------
    Total from Investment Operations.........      1.31          (0.04)
LESS DISTRIBUTIONS
Distributions from Net Investment Income.....      0.03           0.00
Distributions in excess of Net Investment          0.00           0.00
 Income......................................
Distributions from Capital Gains.............      0.14           0.00
                                               ---------------------------
    Total Distributions......................      0.17           0.00
                                               ---------------------------
NET ASSET VALUE, END OF PERIOD...............    $12.15         $11.01
                                               ---------------------------
                                               ---------------------------
TOTAL RETURN.................................     11.96%         (0.36)%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............   $25,162         $1,514
Ratio of Expenses to Average Net Assets......      1.00%(a)(d)     1.00%(a)(d)
Ratio of Net Investment Income to Average Net      0.35%(d)      (0.43)%(d)
 Assets......................................
Portfolio Turnover Rate......................     27.22%         39.34%
Average Commission Rate......................   $0.0303        $0.0275(b)
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......      1.40%(a)(d)     3.55%(a)(d)
Ratio of Net Investment Income to Average Net     (0.05)%(d)     (2.98)%(d)
 Assets......................................
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......      1.00%(d)       1.00%(d)
Ratio of Net Investment Income to Average Net      0.35%(d)      (0.43)%(d)
 Assets......................................

See footnotes on page 79.

CRABBE HUSON ASSET ALLOCATION FUND - PRIMARY CLASS
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                (UNAUDITED)
                                                PERIOD ENDED                      YEAR ENDED
                                               --------------   -----------------------------------------------
                                                  4/30/97         10/31/96     10/31/95    10/31/94    10/31/93
                                               ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........   $13.39            $13.64         $12.87      $13.52     $11.68
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................     0.15              0.30           0.34        0.30       0.23
Net Realized & Unrealized Gain (Loss) on          0.15              0.88           1.21       (0.08)      2.09
 Investments.................................
                                               ----------------------------------------------------------------
    Total from Investment Operations.........     0.30              1.18           1.55        0.22       2.32
LESS DISTRIBUTIONS
Distributions from Net Investment Income.....     0.15              0.30           0.33        0.29       0.24
Distributions in excess of Net Investment         0.00              0.00           0.00        0.00       0.00
 Income......................................
Distributions from Capital Gains.............     0.74              0.64           0.45        0.58       0.24
Distributions in excess of Capital Gains.....     0.00              0.49           0.00        0.00       0.00
                                               ----------------------------------------------------------------
    Total Distributions......................     0.89              1.43           0.78        0.87       0.48
                                               ----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............   $12.80            $13.39         $13.64      $12.87     $13.52
                                               ----------------------------------------------------------------
                                               ----------------------------------------------------------------
TOTAL RETURN.................................     2.18%             8.96%         13.00%       2.66%     20.93%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............  $97,905          $125,018       $136,530    $110,152    $85,390
Ratio of Expenses to Average Net Assets......     1.40%(a)(d)       1.47%(a)       1.48%       1.44%      1.46%
Ratio of Net Investment Income to Average Net     2.19%(d)          2.22%          2.57%       2.30%      1.85%
 Assets......................................
Portfolio Turnover Rate......................    53.23%           252.29%        225.70%     149.19%    116.10%
Average Commission Rate......................  $0.0510           $0.0536(b)          --          --         --
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......     1.56%(a)(d)       1.47%(a)       1.49%       1.52%      1.54%
Ratio of Net Investment Income to Average Net     2.03%(d)          2.22%          2.56%       2.22%      1.77%
 Assets......................................
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......     1.40%(d)          1.46%            --          --         --
Ratio of Net Investment Income to Average Net     2.19%(d)          2.22%            --          --         --
 Assets......................................

                                                                                   PERIOD
                                                                                    ENDED
                                                                                 -----------
                                               10/31/92   10/31/91   10/31/90    10/31/89(g)
NET ASSET VALUE, BEGINNING OF PERIOD.........   $11.00      $9.24     $10.69      $10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................     0.35       0.41       0.46        0.40
Net Realized & Unrealized Gain (Loss) on          0.82       1.82      (1.12)       0.29
 Investments.................................
    Total from Investment Operations.........     1.17       2.23      (0.66)       0.69
LESS DISTRIBUTIONS
Distributions from Net Investment Income.....     0.35       0.43       0.72        0.00
Distributions in excess of Net Investment         0.00       0.00       0.00        0.00
 Income......................................
Distributions from Capital Gains.............     0.14       0.04       0.07        0.00
Distributions in excess of Capital Gains.....     0.00       0.00       0.00        0.00
    Total Distributions......................     0.49       0.47       0.79        0.00
NET ASSET VALUE, END OF PERIOD...............   $11.68     $11.00      $9.24      $10.69
TOTAL RETURN.................................    11.25%     24.55%     (6.40)%      9.30%(d)
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............  $55,099    $23,893    $13,174     $12,578
Ratio of Expenses to Average Net Assets......     1.52%      1.76%      1.90%       1.91%(d)
Ratio of Net Investment Income to Average Net     3.02%      3.97%      4.51%       5.02%(d)
 Assets......................................
Portfolio Turnover Rate......................   155.26%    157.89%    161.72%      88.14%
Average Commission Rate......................       --         --         --          --
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REI
Ratio of Expenses to Average Net Assets......     1.62%      1.79%      1.93%       1.93%(d)
Ratio of Net Investment Income to Average Net     2.92%      3.94%      4.49%       5.00%(d)
 Assets......................................
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......       --         --         --          --
Ratio of Net Investment Income to Average Net       --         --         --          --
 Assets......................................

See footnotes on page 79.

CRABBE HUSON ASSET ALLOCATION FUND - INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  (UNAUDITED)
                                                  PERIOD ENDED        PERIOD ENDED
                                               ------------------  ------------------
                                                    4/30/97           10/31/96(h)
                                               --------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........           $13.39              $13.38
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................             0.23                0.01
Net Realized & Unrealized Gain (Loss) on                  0.09                0.08
 Investments.................................
                                               --------------------------------------
    Total from Investment Operations.........             0.32                0.09
LESS DISTRIBUTIONS
Distributions from Net Investment Income.....             0.17                0.01
Distributions in excess of Net Investment                 0.00                0.07
 Income......................................
Distributions from Capital Gains.............             0.74                0.00
                                               --------------------------------------
    Total Distributions......................             0.91                0.08
                                               --------------------------------------
NET ASSET VALUE, END OF PERIOD...............           $12.80              $13.39
                                               --------------------------------------
                                               --------------------------------------
TOTAL RETURN.................................             2.44%               0.59%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............          $14,351              $2,526
Ratio of Expenses to Average Net Assets......             1.00%(a)(d)            1.00%(a)(d)
Ratio of Net Investment Income to Average Net             2.63%(d)            2.87%(d)
 Assets......................................
Portfolio Turnover Rate......................            53.23%             252.29%
Average Commission Rate......................          $0.0510             $0.0536   (b)
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......             1.55%(a)(d)            2.00%(a)(d)
Ratio of Net Investment Income to Average Net             2.08%(d)            1.87%(d)
 Assets......................................
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......             1.00%(d)            1.00%(d)
Ratio of Net Investment Income to Average Net             2.63%(d)            2.87%(d)
 Assets......................................

See footnotes on page 79.

CRABBE HUSON EQUITY FUND - PRIMARY CLASS
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                              (UNAUDITED)
                                                                PERIOD
                                                                 ENDED
                                                            ---------------                      YEAR ENDED
                                                                              ------------------------------------------------
                                                                4/30/97         10/31/96     10/31/95    10/31/94    10/31/93
                                                            ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD......................    $19.50            $18.17         $16.44      $16.08      $13.03
Net Investment Income.....................................      0.02              0.11           0.22        0.19        0.10
Net Realized & Unrealized Gain (Loss) on Investments......      0.58              2.33           1.75        0.57        3.45
                                                            ------------------------------------------------------------------
    Total from Investment Operations......................      0.60              2.44           1.97        0.76        3.55
LESS DISTRIBUTIONS
Distributions from Net Investment Income..................      0.02              0.11           0.09        0.04        0.11
Distributions in excess of Net Investment Income..........      0.05              0.06           0.00        0.00        0.00
Distributions from Capital Gains..........................      1.54              0.94           0.15        0.36        0.39
                                                            ------------------------------------------------------------------
    Total Distributions...................................      1.61              1.11           0.24        0.40        0.50
                                                            ------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD............................    $18.49            $19.50         $18.17      $16.44      $16.08
                                                            ------------------------------------------------------------------
                                                            ------------------------------------------------------------------
TOTAL RETURN..............................................      2.97%            13.78%         13.37%       7.89%      29.90%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's).........................  $332,717          $436,578       $387,184    $153,105     $34,520
Ratio of Expenses to Average Net Assets...................      1.44%(a)(d)       1.38%(a)       1.40%       1.45%       1.49%
Ratio of Net Investment Income to Average Net Assets......      0.22%(d)          0.56%          1.30%       1.18%       0.67%
Portfolio Turnover Rate...................................     63.72%           117.00%         92.43%     106.49%     114.38%
Average Commission Rate...................................   $0.0522           $0.0530(b)          --          --          --
Average Number of Shares Outstanding......................  20,428,945*             --             --          --          --
Amount of Debt Outstanding at April 30, 1997..............        $0                --             --          --          --
Average Amount of Debt Outstanding During the Period......   $22,191*               --             --          --          --
Average Amount of Debt Per Share During the Period........     $0.00                --             --          --          --
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets...................      1.45%(a)(d)       1.38%(a)       1.40%       1.56%       1.64%
Ratio of Net Investment Income to Average Net Assets......      0.21%(d)          0.56%          1.30%       1.06%       0.52%
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets...................      1.44%(d)          1.37%            --          --          --
Ratio of Net Investment Income to Average Net Assets......      0.22%(d)          0.57%            --          --          --


                                                                                                    PERIOD
                                                                                                    ENDED
                                                                                                 ------------
                                                            10/31/92    10/31/91     10/31/90    10/31/89(g)

NET ASSET VALUE, BEGINNING OF PERIOD......................    $12.57       $8.54      $10.50       $10.00
Net Investment Income.....................................      0.20        0.19        0.25         0.31
Net Realized & Unrealized Gain (Loss) on Investments......      0.92        4.15       (1.67)        0.19

    Total from Investment Operations......................      1.12        4.34       (1.42)        0.50
LESS DISTRIBUTIONS
Distributions from Net Investment Income..................      0.10        0.31        0.39         0.00
Distributions in excess of Net Investment Income..........      0.00        0.00        0.00         0.00
Distributions from Capital Gains..........................      0.56        0.00        0.15         0.00

    Total Distributions...................................      0.66        0.31        0.54         0.00

NET ASSET VALUE, END OF PERIOD............................    $13.03      $12.57       $8.54       $10.50

TOTAL RETURN..............................................     12.48%      52.44%     (14.97)%       6.72%(d)
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's).........................   $13,429      $5,930      $2,944       $5,018
Ratio of Expenses to Average Net Assets...................      1.55%       1.84%       1.93%        1.69%(d)
Ratio of Net Investment Income to Average Net Assets......      1.57%       1.60%       2.56%        3.98%(d)
Portfolio Turnover Rate...................................    180.72%     171.82%     265.25%       90.54%
Average Commission Rate...................................        --          --          --           --
Average Number of Shares Outstanding......................        --          --          --           --
Amount of Debt Outstanding at April 30, 1997..............        --          --          --           --
Average Amount of Debt Outstanding During the Period......        --          --          --           --
Average Amount of Debt Per Share During the Period........        --          --          --           --
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets...................      1.93%       2.41%       2.66%        1.97%(d)
Ratio of Net Investment Income to Average Net Assets......      1.18%       1.03%       1.83%        3.68%(d)
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets...................        --          --          --           --
Ratio of Net Investment Income to Average Net Assets......        --          --          --           --

See footnotes on page 79.

CRABBE HUSON EQUITY FUND - INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                (UNAUDITED)
                                                PERIOD ENDED     PERIOD ENDED
                                               --------------   --------------
                                                  4/30/97        10/31/96(i)
                                               -------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........   $19.51           $19.82
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................     0.12             0.00
Net Realized & Unrealized Gain (Loss) on          0.52            (0.31)
 Investments.................................
                                               -------------------------------
    Total from Investment Operations.........     0.64            (0.31)
LESS DISTRIBUTIONS
Distributions from Net Investment Income.....     0.09             0.00
Distributions in excess of Net Investment         0.00             0.00
 Income......................................
Distributions from Capital Gains.............     1.54             0.00
                                               -------------------------------
    Total Distributions......................     1.63             0.00
                                               -------------------------------
NET ASSET VALUE, END OF PERIOD...............   $18.52           $19.51
                                               -------------------------------
                                               -------------------------------
TOTAL RETURN.................................     3.17%           (1.56)%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............  $23,142           $4,415
Ratio of Expenses to Average Net Assets......     1.00%(a)(d)      1.00%(a)(d)
Ratio of Net Investment Income to Average Net     0.65%(d)         0.15%(d)
 Assets......................................
Portfolio Turnover Rate......................    63.72%          117.00%
Average Commission Rate......................  $0.0522          $0.0530(b)
Average Number of Shares Outstanding.........  787,229*              --
Amount of Debt Outstanding at April 30,             $0               --
 1997........................................
Average Amount of Debt Outstanding During the     $838*              --
 Period......................................
Average Amount of Debt Per Share During the      $0.00               --
 Period......................................
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......     1.40%(a)(d)      1.58%(a)(d)
Ratio of Net Investment Income to Average Net     0.25%(d)        (0.43)%(d)
 Assets......................................
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......     1.00%(d)         1.00%(d)
Ratio of Net Investment Income to Average Net     0.65%(d)         0.15%(d)
 Assets......................................

See footnotes on page 79.

CRABBE HUSON REAL ESTATE INVESTMENT FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  (UNAUDITED)
                                                  PERIOD ENDED                 YEAR ENDED                  PERIOD ENDED
                                                 --------------     ---------------------------------     --------------
                                                    4/30/97            10/31/96           10/31/95         10/31/94(j)
                                                 -----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........      $11.58              $9.69              $9.50             $10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................        0.21               0.38               0.44               0.37
Net Realized & Unrealized Gain (Loss) on             0.89               2.01               0.31              (0.64)
 Investments.................................
                                                 -----------------------------------------------------------------------
    Total from Investment Operations.........        1.10               2.39               0.75              (0.27)
LESS DISTRIBUTIONS
Distributions from Net Investment Income.....        0.18               0.38               0.44               0.23
Distributions in excess of Net Investment            0.00               0.00               0.00               0.00
 Income......................................
Distributions from Capital Gains.............        0.51               0.12               0.12               0.00
                                                 -----------------------------------------------------------------------
    Total Distributions......................        0.69               0.50               0.56               0.23
                                                 -----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............      $11.99             $11.58              $9.69              $9.50
                                                 -----------------------------------------------------------------------
                                                 -----------------------------------------------------------------------
TOTAL RETURN.................................        9.47%             25.39%              8.31%             (3.25)%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............     $29,334            $20,649            $18,986            $18,280
Ratio of Expenses to Average Net Assets......        1.50%(a)(d)        1.50%(a)           1.50%              1.01%(d)
Ratio of Net Investment Income to Average Net        3.42%(d)           3.59%              4.59%              6.30%(d)
 Assets......................................
Portfolio Turnover Rate......................       34.81%            120.19%             59.53%             43.30%
Average Commission Rate......................     $0.0621            $0.0570(b)              --                 --
Average Number of Shares Outstanding.........    2,415,702*               --                 --                 --
Amount of Debt Outstanding at April 30,                $0                 --                 --                 --
 1997........................................
Average Amount of Debt Outstanding During the    $109,278*                --                 --                 --
 Period......................................
Average Amount of Debt Per Share During the         $0.05                 --                 --                 --
 Period......................................
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......        1.72%(a)(d)        1.88%(a)           1.89%              2.03%(d)
Ratio of Net Investment Income to Average Net        3.21%(d)           3.21%              4.20%              5.28%(d)
 Assets......................................
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......        1.51%(d)           1.50%                --                 --
Ratio of Net Investment Income to Average Net        3.42%(d)           3.59%                --                 --
 Assets......................................

See footnotes on page 79.

CRABBE HUSON OREGON TAX-FREE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                               (UNAUDITED)
                                                 PERIOD
                                                  ENDED                                  YEAR ENDED
                                               -----------     ---------------------------------------------------------------
                                                 4/30/97        10/31/96       10/31/95     10/31/94     10/31/93     10/31/92
                                               -------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........   $12.50          $12.62          $11.99       $12.80       $12.20       $12.14
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................     0.27            0.54            0.55         0.54         0.57         0.62
Net Realized & Unrealized Gain (Loss) on         (0.09)          (0.12)           0.70        (0.80)        0.69         0.15
 Investments.................................
                                               -------------------------------------------------------------------------------
    Total from Investment Operations.........     0.18            0.42            1.25        (0.26)        1.26         0.77
LESS DISTRIBUTIONS
Distributions from Net Investment Income.....     0.27            0.54            0.55         0.54         0.57         0.62
Distributions in excess of Net Investment         0.00            0.00            0.00         0.00         0.00         0.00
 Income......................................
Distributions from Capital Gains.............     0.00            0.00            0.07         0.01         0.09         0.09
                                               -------------------------------------------------------------------------------
    Total Distributions......................     0.27            0.54            0.62         0.55         0.66         0.71
                                               -------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............   $12.41          $12.50          $12.62       $11.99       $12.80       $12.20
                                               -------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------
TOTAL RETURN.................................     1.41%           3.43%          10.66%       (2.06)%      10.71%        6.51%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............  $25,194         $26,135         $28,070      $29,046      $29,408      $20,296
Ratio of Expenses to Average Net Assets......     0.98%(d)        0.98%(a)        0.98%        0.98%        1.05%        1.11%
Ratio of Net Investment Income to Average Net     4.30%(d)        4.33%           4.45%        4.37%        4.51%        5.04%
 Assets......................................
Portfolio Turnover Rate......................     1.55%          15.64%          22.91%       20.58%       11.62%       25.30%
Average Number of Shares Outstanding.........  2,056,133*           --              --           --           --           --
Amount of Debt Outstanding at April 30,             $0              --              --           --           --           --
 1997........................................
Average Amount of Debt Outstanding During the   $3,021*             --              --           --           --           --
 Period......................................
Average Amount of Debt Per Share During the      $0.00              --              --           --           --           --
 Period......................................
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......     1.14%(d)        1.04%(a)        1.08%        1.08%        1.09%        1.13%
Ratio of Net Investment Income to Average Net     4.14%(d)        4.27%           4.35%        4.26%        4.46%        5.01%
 Assets......................................
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......     0.98%(d)        0.98%             --           --           --           --
Ratio of Net Investment Income to Average Net     4.30%(d)        4.33%             --           --           --           --
 Assets......................................

See footnotes on page 79.

CRABBE HUSON OREGON TAX-FREE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                          YEAR ENDED
                                                 ------------------------------------------------------------
                                                                                                     10/31/87
                                                 10/31/91     10/31/90     10/31/89     10/31/88       (k)
                                                 ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........     $11.74       $11.72       $11.72       $11.08       $12.15
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................       0.64         0.63         0.68         0.64         0.73
Net Realized & Unrealized Gain (Loss) on            0.48         0.05         0.08         0.64        (0.99)
 Investments.................................
                                                 ------------------------------------------------------------
    Total from Investment Operations.........       1.12         0.68         0.76         1.28        (0.26)
LESS DISTRIBUTIONS
Distributions from Net Investment Income.....       0.65         0.64         0.67         0.64         0.73
Distributions in excess of Net Investment           0.00         0.00         0.00         0.00         0.00
 Income......................................
Distributions from Capital Gains.............       0.07         0.02         0.09         0.00         0.08
                                                 ------------------------------------------------------------
    Total Distributions......................       0.72         0.66         0.76         0.64         0.81
                                                 ------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............     $12.14       $11.74       $11.72       $11.72       $11.08
                                                 ------------------------------------------------------------
                                                 ------------------------------------------------------------
TOTAL RETURN.................................       9.85%        6.00%        6.67%       12.02%       (1.95)%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............    $18,383      $18,766      $19,173      $20,058      $14,277
Ratio of Expenses to Average Net Assets......       1.21%        1.38%        1.04%        1.21%        1.14%
Ratio of Net Investment Income to Average Net       5.36%        5.41%        5.82%        5.53%        5.66%
 Assets......................................
Portfolio Turnover Rate......................      53.40%       58.52%       45.25%       31.44%       19.18%
Average Number of Shares Outstanding.........         --           --           --           --           --
Amount of Debt Outstanding at April 30,               --           --           --           --           --
 1997........................................
Average Amount of Debt Outstanding During the         --           --           --           --           --
 Period......................................
Average Amount of Debt Per Share During the           --           --           --           --           --
 Period......................................
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......       1.24%        1.55%        1.16%        1.32%          --
Ratio of Net Investment Income to Average Net       5.34%        5.23%        5.71%        5.42%          --
 Assets......................................
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......         --           --           --           --           --
Ratio of Net Investment Income to Average Net         --           --           --           --           --
 Assets......................................

See footnotes on page 79.

CRABBE HUSON INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                     (UNAUDITED)
                                     PERIOD ENDED                                     YEAR ENDED
                                     ------------   ------------------------------------------------------------------------------
                                       4/30/97       10/31/96     10/31/95   10/31/94    10/31/93   10/31/92   10/31/91   10/31/90
                                     ---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF          $10.20        $10.26         $9.71     $10.75      $10.90     $10.63     $10.01     $10.27
 PERIOD............................
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..............      0.62          0.54          0.53       0.50        0.46       0.66       0.70       0.69
Net Realized & Unrealized Gain          (0.52)        (0.05)         0.58      (0.76)       0.33       0.36       0.62      (0.24)
 (Loss) on Investments.............
                                     ---------------------------------------------------------------------------------------------
    Total from Investment                0.10          0.49          1.11      (0.26)       0.79       1.02       1.32       0.45
     Operations....................
LESS DISTRIBUTIONS
Distributions from Net Investment        0.31          0.54          0.53       0.50        0.49       0.66       0.70       0.69
 Income............................
Distributions in excess of Net           0.00          0.01          0.03       0.01        0.00       0.00       0.00       0.00
 Investment Income.................
Distributions from Capital Gains...      0.00          0.00          0.00       0.27        0.45       0.09       0.00       0.02
                                     ---------------------------------------------------------------------------------------------
    Total Distributions............      0.31          0.55          0.56       0.78        0.94       0.75       0.70       0.71
                                     ---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....     $9.99        $10.20        $10.26      $9.71      $10.75     $10.90     $10.63     $10.01
                                     ---------------------------------------------------------------------------------------------
                                     ---------------------------------------------------------------------------------------------
TOTAL RETURN.......................      1.00%         4.94%        11.92%     (2.71)%      7.73%      9.74%     13.51%      4.43%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period              $3,387        $4,694        $7,190     $5,273      $5,697     $5,634     $5,486     $2,123
 (000's)...........................
Ratio of Expenses to Average Net         0.80%(d)      0.80%(a)      0.80%      0.80%       0.81%      0.90%      0.98%      1.51%
 Assets............................
Ratio of Net Investment Income to        5.86%(d)      5.31%         5.47%      4.92%       4.34%      6.09%      6.82%      6.89%
 Average Net Assets................
Portfolio Turnover Rate............      9.92%       468.75%       543.15%    306.79%     260.22%    227.45%    115.76%     73.76%
Average Number of Shares              372,496*           --            --         --          --         --         --         --
 Outstanding.......................
Amount of Debt Outstanding at April        $0            --            --         --          --         --         --         --
 30, 1997..........................
Average Amount of Debt Outstanding       $669*           --            --         --          --         --         --         --
 During the Period.................
Average Amount of Debt Per Share        $0.00            --            --         --          --         --         --         --
 During the Period.................
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net         2.77%(d)      2.29%(a)      1.95%      2.16%       1.96%      1.94%      2.42%      3.07%
 Assets............................
Ratio of Net Investment Income to        3.89%(d)      3.82%         4.32%      3.56%       3.19%      5.06%      5.38%      5.33%
 Average Net Assets................
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net         0.80%(d)      0.80%           --         --          --         --         --         --
 Assets............................
Ratio of Net Investment Income to        5.86%(d)      5.31%           --         --          --         --         --         --
 Average Net Assets................

                                       PERIOD
                                        ENDED
                                     -----------
                                     10/31/89(G)
NET ASSET VALUE, BEGINNING OF         $10.00
 PERIOD............................
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..............     0.55
Net Realized & Unrealized Gain          0.28
 (Loss) on Investments.............
    Total from Investment               0.83
     Operations....................
LESS DISTRIBUTIONS
Distributions from Net Investment       0.56
 Income............................
Distributions in excess of Net          0.00
 Investment Income.................
Distributions from Capital Gains...     0.00
    Total Distributions............     0.56
NET ASSET VALUE, END OF PERIOD.....   $10.27
TOTAL RETURN.......................    10.43%(d)
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period             $1,356
 (000's)...........................
Ratio of Expenses to Average Net        1.15%(d)
 Assets............................
Ratio of Net Investment Income to       7.23%(d)
 Average Net Assets................
Portfolio Turnover Rate............    86.60%
Average Number of Shares                  --
 Outstanding.......................
Amount of Debt Outstanding at April       --
 30, 1997..........................
Average Amount of Debt Outstanding        --
 During the Period.................
Average Amount of Debt Per Share          --
 During the Period.................
RATIOS IF FEES HAD NOT BEEN WAIVED
Ratio of Expenses to Average Net        4.56%(d)
 Assets............................
Ratio of Net Investment Income to       3.81%(d)
 Average Net Assets................
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net          --
 Assets............................
Ratio of Net Investment Income to         --
 Average Net Assets................

See footnotes on page 79.

CRABBE HUSON U.S. GOVERNMENT INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        (UNAUDITED)
                                                          PERIOD
                                                           ENDED                             YEAR ENDED
                                                        -----------   --------------------------------------------------------
                                                          4/30/97      10/31/96     10/31/95   10/31/94    10/31/93   10/31/92
                                                        ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................   $10.66        $10.66        $10.27     $11.04      $10.91     $10.69
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.................................     0.26          0.47          0.51       0.46        0.47       0.58
Net Realized & Unrealized Gain (Loss) on Investments..    (0.10)         0.00          0.40      (0.65)       0.22       0.29
                                                        ----------------------------------------------------------------------
    Total from Investment Operations..................     0.16          0.47          0.91      (0.19)       0.69       0.87
LESS DISTRIBUTIONS
Distributions from Net Investment Income..............     0.26          0.47          0.51       0.47        0.48       0.58
Distributions in excess of Net Investment Income......     0.00          0.00          0.01       0.00        0.00       0.00
Distributions from Capital Gains......................     0.00          0.00          0.00       0.11        0.08       0.07
                                                        ----------------------------------------------------------------------
    Total Distributions...............................     0.26          0.47          0.52       0.58        0.56       0.65
                                                        ----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........................   $10.56        $10.66        $10.66     $10.27      $11.04     $10.91
                                                        ----------------------------------------------------------------------
                                                        ----------------------------------------------------------------------
TOTAL RETURN..........................................     1.51%         4.55%         9.12%     (1.78)%      6.71%      8.70%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's).....................   $6,333        $8,517        $8,426     $9,249     $11,218     $8,959
Ratio of Expenses to Average Net Assets...............     0.75%(d)      0.75%(a)      0.75%      0.75%       0.75%      0.80%
Ratio of Net Investment Income to Average Net Assets..     4.69%(d)      4.44%         4.85%      4.39%       4.33%      5.35%
Portfolio Turnover Rate...............................    33.49%       226.37%       230.43%     76.09%      81.74%    105.52%
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets...............     1.66%(d)      1.63%(a)      1.46%      1.47%       1.26%      1.52%
Ratio of Net Investment Income to Average Net Assets..     3.78%(d)      3.56%         4.14%      3.66%       3.81%      4.63%
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets...............     0.75%(d)      0.75%           --         --          --         --
Ratio of Net Investment Income to Average Net Assets..     4.69%(d)      4.44%           --         --          --         --


                                                                                PERIOD
                                                                                 ENDED
                                                                              -----------
                                                        10/31/91   10/31/90   10/31/89(g)

NET ASSET VALUE, BEGINNING OF PERIOD..................   $10.24     $10.28     $10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.................................     0.67       0.68       0.56
Net Realized & Unrealized Gain (Loss) on Investments..     0.45      (0.04)      0.29

    Total from Investment Operations..................     1.12       0.64       0.85
LESS DISTRIBUTIONS
Distributions from Net Investment Income..............     0.67       0.67       0.57
Distributions in excess of Net Investment Income......     0.00       0.00       0.00
Distributions from Capital Gains......................     0.00       0.01       0.00

    Total Distributions...............................     0.67       0.68       0.57

NET ASSET VALUE, END OF PERIOD........................   $10.69     $10.24     $10.28

TOTAL RETURN..........................................    11.17%      6.40%     11.15%(d)
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's).....................   $3,748     $2,069     $1,717
Ratio of Expenses to Average Net Assets...............     0.96%      1.42%      1.14%(d)
Ratio of Net Investment Income to Average Net Assets..     6.44%      6.72%      7.35%(d)
Portfolio Turnover Rate...............................   114.81%     87.71%     40.42%
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets...............     2.15%      2.84%      3.40%(d)
Ratio of Net Investment Income to Average Net Assets..     5.25%      5.31%      5.09%(d)
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets...............       --         --         --
Ratio of Net Investment Income to Average Net Assets..       --         --         --

See footnotes on page 79.

CRABBE HUSON U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                       (UNAUDITED)
                         PERIOD                                                                                        PERIOD
                          ENDED                                       YEAR ENDED                                        ENDED
                       -----------   -----------------------------------------------------------------------------   -----------
                         4/30/97      10/31/96     10/31/95   10/31/94   10/31/93   10/31/92   10/31/91   10/31/90   10/31/89(g)
                       ---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD...............   $1.00         $1.00         $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment
 Income...............    0.02          0.05          0.05       0.03       0.03       0.03       0.06       0.07       0.06
Net Realized &
 Unrealized Gain
 (Loss) on
 Investments..........    0.00          0.00          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                       ---------------------------------------------------------------------------------------------------------
    Total from
     Investment
     Operations.......    0.02          0.05          0.05       0.03       0.03       0.03       0.06       0.07       0.06
LESS DISTRIBUTIONS
Distributions from Net
 Investment Income....    0.02          0.05          0.05       0.03       0.03       0.03       0.06       0.07       0.06
Distributions in
 excess of Net
 Investment Income....    0.00          0.00          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                       ---------------------------------------------------------------------------------------------------------
    Total
     Distributions....    0.02          0.05          0.05       0.03       0.03       0.03       0.06       0.07       0.06
                       ---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF PERIOD............   $1.00         $1.00         $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                       ---------------------------------------------------------------------------------------------------------
                       ---------------------------------------------------------------------------------------------------------
TOTAL RETURN..........    2.33%         4.81%         5.30%      3.28%      2.53%      3.36%     13.76%      7.62%     10.05%(d)
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (000's)....... $31,320       $42,171       $54,714    $32,383    $14,784    $12,395    $14,907    $21,406    $10,735
Ratio of Expenses to
 Average Net Assets...    0.70%(d)      0.70%(a)      0.70%      0.70%      0.70%      0.75%      0.81%      0.80%      0.60%(d)
Ratio of Net
 Investment Income to
 Average Net Assets...    4.66%(d)      4.74%         5.21%      3.39%      2.51%      3.32%      5.76%      7.57%      8.43%(d)
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to
 Average Net Assets...    1.23%(d)      1.06%(a)      1.16%      1.29%      1.32%      1.09%      1.18%      1.33%      1.34%(d)
Ratio of Net
 Investment Income to
 Average Net Assets...    4.13%(d)      4.38%         4.75%      2.81%      1.88%      2.98%      5.38%      7.04%      7.69%(d)
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to
 Average Net Assets...    0.70%(d)      0.70%           --         --         --         --         --         --         --
Ratio of Net
 Investment Income to
 Average Net Assets...    4.66%(d)      4.74%           --         --         --         --         --         --         --

See footnotes on page 79.

CRABBE HUSON FUNDS


MAILING ADDRESS
Crabbe Huson Funds
P.O. Box 8413
Boston, MA 02266-8413

INVESTMENT ADVISOR
The Crabbe Huson Group, Inc.
121 S.W. Morrison, Suite 1400
Portland, OR 97204

DISTRIBUTOR
Crabbe Huson Securities Inc.
121 S.W. Morrison, Suite 1400
Portland, OR 97204

LEGAL COUNSEL
Davis Wright Tremaine
1300 S.W. Fifth Avenue, Suite 2200
Portland, OR 97201

TRANSFER AGENT &
INVESTOR SERVICES
State Street Bank and Trust Company
P.O. Box 8413
Boston, MA 02266-8413

FUND DIRECTORS
William W. Wyatt Jr.
Louis Scherzer
Richard P. Wollenberg
Bob L. Smith
Gary L. Capps
Richard S. Huson
James E. Crabbe
Craig P. Stuvland

1-800-541-9732

http:/www.contrarian.com

CRABBE HUSON FUNDS
121 S.W. Morrison, Suite 1400
Portland, OR 97204

Bulk Rate
U.S. Postage
PAID
Portland, OR
Permit No. 1502